As filed with the Securities and Exchange Commission on January 28, 2014
File Nos. 333–16093
811–07923

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N–1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post–Effective Amendment No. 72
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 73

CITY NATIONAL ROCHDALE FUNDS
(Formerly, CNI Charter Funds)
(Exact Name of Registrant as Specified in its Charter)

400 North Roxbury Drive
Beverly Hills, California 90210
(Address of Principal Executive Office)

(800) 708-8881
(Registrant’s Telephone Number, Including Area Code)

William J. Souza, Esq.
400 North Roxbury Drive
Beverly Hills, California 90210
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485(b)
[X]	on January 31, 2014 pursuant to Rule 485(b)
[ ]	60 days after filing pursuant to Rule 485(a)(1)
[ ]	75 days after filing pursuant to Rule 485(a)(2)
[ ]	on (date) pursuant to Rule 485(a)(1)

Please Send Copy of Communications to:

MICHAEL GLAZER
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071-3106

PROSPECTUS DATED JANUARY 31, 2014

City National Rochdale Government Money Market Fund		City National Rochdale High Yield Bond Fund
Servicing Class	(CNIXX)	Institutional Class	(CNIHX)
Class N	(CNGXX)	Servicing Class	(CHYIX)
Class S	(CNFXX)	Class N	(CHBAX)

City National Rochdale Prime Money Market Fund		City National Rochdale Intermediate Fixed Income Fund
Institutional Class	(CNRXX)	Institutional Class	(CNRIX)
Servicing Class	(CNMXX)	Class N	(RIMCX)
Class N	(CNPXX)
Class S	(CNSXX)	City National Rochdale Fixed Income Opportunities Fund
		Class N	(RIMOX)

City National Rochdale California Tax Exempt Money Market Fund		City National Rochdale Multi-Asset Fund
Servicing Class	(CNTXX)	Servicing Class	(CNIIX)
Class N	(CNEXX)	Class N	(CNIAX)
Class S	(CEMXX)

City National Rochdale Limited Maturity Fixed Income Fund		City National Rochdale Dividend & Income Fund
Institutional Class	(AHLFX)	Class N	(RIMHX)
Class N	(AHALX)

City National Rochdale Government Bond Fund		City National Rochdale U.S. Core Equity Fund
Institutional Class	(CNIGX)	Institutional Class	(CNRUX)
Servicing Class	(CNBIX)	Servicing Class	(CNRVX)
Class N	(CGBAX)	Class N	(CNRWX)

City National Rochdale Corporate Bond Fund		City National Rochdale Diversified Equity Fund*
Servicing Class	(CNCIX)	Institutional Class	(AHDEX)
Class N	(CCBAX)	Class N	(AHADX)

City National Rochdale California Tax Exempt Bond Fund		City National Rochdale Socially Responsible Equity Fund
Servicing Class	(CNTIX)	Institutional Class	(AHSRX)
Class N	(CCTEX)	Class N	(AHRAX)

City National Rochdale Municipal High Income Fund		City National Rochdale Emerging Markets Fund
Servicing Class	(CNRMX)	Class N	(RIMIX)
Class N	(CNRNX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

* Not currently offered for purchase or available for exchange.

table of contents

Summaries	3
City National Rochdale Government Money Market Fund	3
City National Rochdale Prime Money Market Fund	6
City National Rochdale California Tax Exempt Money Market Fund	9
City National Rochdale Limited Maturity Fixed Income Fund	12
City National Rochdale Government Bond Fund	16
City National Rochdale Corporate Bond Fund	20
City National Rochdale California Tax Exempt Bond Fund	24
City National Rochdale Municipal High Income Fund	28
City National Rochdale High Yield Bond Fund	32
City National Rochdale Intermediate Fixed Income Fund	36
City National Rochdale Fixed Income Opportunities Fund	41
City National Rochdale Multi-Asset Fund	47
City National Rochdale Dividend & Income Fund	52
City National Rochdale U.S. Core Equity Fund	56
City National Rochdale Diversified Equity Fund	60
City National Rochdale Socially Responsible Equity Fund	64
City National Rochdale Emerging Markets Fund	68
More About the Funds	73
More About the Funds’ Risks	76
Management of the Funds	91
How to Buy, Sell and Exchange Shares	98
Dividends and Taxes	106
Financial Highlights	108
Important Terms to Know	113
Privacy Principles	114
For More Information	Back Cover

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

The Funds’ Statement of Additional Information (the “SAI”) has more detailed information on all subjects covered in this Prospectus. Investors seeking more in-depth explanations of the Funds should request the SAI and review it before purchasing shares.

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

summaries

City National Rochdale Government Money Market Fund

INVESTMENT GOAL

The City National Rochdale Government Money Market Fund (the “Government Money Fund” or the “Fund”) is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Government Money Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N		Class S
Management Fees		0.26%		0.26%		0.26%
Distribution (12b-1) Fee		None		0.30%(1)		0.50%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%		0.25%
Other Fund Expenses(2)	0.07%		0.07%		0.07%
Total Other Expenses		0.32%		0.32%		0.32%
Total Annual Fund Operating Expenses		0.58%		0.88%		1.08%

(1)	The 12b-1 Fee for Class N shares has been restated to reflect the reduction of this fee, effective January 28, 2013.

(2)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$59	$186	$324	$726
Class N	$90	$281	$488	$1,084
Class S	$110	$343	$595	$1,317

PRINCIPAL INVESTMENT STRATEGIES

The Government Money Fund purchases liquid, high quality, short-term U.S. Government bonds and notes. The Fund invests at least 80% of its net assets (including borrowings for investment purposes) in U.S. Government securities. In particular, the Fund invests in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Government Money Fund invests consist principally of securities issued or guaranteed by Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) and the Government National Mortgage Association (“Ginnie Mae”). The securities held

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

by the Fund must, in the opinion of City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, present minimal credit risk. The Fund invests in compliance with the requirements of Rule 2a-7 under the Investment Company Act of 1940 relating to the credit quality, maturity, liquidity and diversification of investments for money market funds.

Using a top-down strategy and bottom-up security selection, the Adviser seeks securities with an acceptable maturity that are marketable and liquid and offer competitive yields. The Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any money market fund, there are risks to investing. Neither the Government Money Fund nor the Adviser can guarantee that the Fund will meet its investment goal. Here are the principal risks to consider:

No Guarantees – An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Fund.

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price without a subsidy by the Adviser or its affiliates.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Credit – The Government Money Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If the Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Money Market Fund Regulation – The U.S. Securities and Exchange Commission (the “SEC”) and other government agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed changes to the rules that govern money market funds. Legislative developments may also affect money market funds. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of the Fund.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Money Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the Government Money Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 1.19% Q4 2006	Worst Quarter 0.00% Q1 2013

This table shows the Government Money Fund’s average annual total returns for the periods ended December 31, 2013.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class	0.01%	0.03%	1.43%
Class N	0.01%	0.02%	1.31%
Class S	0.01%	0.01%	1.21%

INVESTMENT MANAGER

City National Rochdale, LLC

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Government Money Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Government Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Government Money Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Government Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

City National Rochdale Prime Money Market Fund

INVESTMENT GOAL

The City National Rochdale Prime Money Market Fund (the “Prime Money Fund” or the “Fund”) is a money market fund that seeks to provide current income through low-risk investments. Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Prime Money Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Servicing Class		Class N		Class S
Management Fees		0.25%		0.25%		0.25%		0.25%
Distribution (12b-1) Fee		None		None		0.30%		0.50%
Other Expenses
Shareholder Servicing Fee	None		0.25%		0.25%		0.25%
Other Fund Expenses(1)	0.07%		0.07%		0.07%		0.07%
Total Other Expenses		0.07%		0.32%		0.32%		0.32%
Total Annual Fund Operating Expenses		0.32%		0.57%		0.87%		1.07%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$33	$103	$180	$406
Servicing Class	$58	$183	$318	$714
Class N	$89	$278	$482	$1,073
Class S	$109	$340	$590	$1,306

PRINCIPAL INVESTMENT STRATEGIES

The Prime Money Fund purchases liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments that, in the opinion of City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, present minimal credit risk. The Fund’s principal investments consist of commercial paper and short-term corporate obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, repurchase agreements involving those obligations. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Prime Money Fund invests consist principally of securities issued or guaranteed by Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) and the Government National Mortgage Association (“Ginnie Mae”). The Fund invests in compliance with the requirements of Rule 2a-7 under the Investment Company Act of 1940 relating to the credit quality, maturity, liquidity and diversification of investments for money market funds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any money market fund, there are risks to investing. Neither the Prime Money Fund nor the Adviser can guarantee that the Fund will meet its investment goal. Here are the principal risks to consider:

No Guarantees – An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Fund.

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price without a subsidy by the Adviser or its affiliates.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Credit – The Prime Money Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If the Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Financial Services Firms – The Fund invests in obligations of financial services firms, including those of banks. Changes in economic conditions and government regulations can significantly affect these issuers.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Money Market Fund Regulation – The U.S. Securities and Exchange Commission (the “SEC”) and other government agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed changes to the rules that govern money market funds. Legislative developments may also affect money market funds. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of the Fund.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Prime Money Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the Prime Money Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

Best Quarter 1.20% Q4 2006	Worst Quarter 0.00% Q4 2013

This table shows the Prime Money Fund’s average annual total returns for the periods ended December 31, 2013.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class	0.02%	0.08%	1.51%
Class N	0.01%	0.04%	1.38%
Class S	0.01%	0.03%	1.27%
Institutional Class(1)	0.02%	0.08%	1.51%

(1)	The Institutional Class commenced operations on December 19, 2012. The returns shown for the Institutional Class prior to that date are the returns of the Fund’s Servicing Class.

INVESTMENT MANAGER

City National Rochdale, LLC

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. The Fund has no minimum purchase or minimum shareholder account balance requirements for Servicing Class, Class N or Class S shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Prime Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Prime Money Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Prime Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

City National Rochdale California Tax Exempt Money Market Fund

INVESTMENT GOAL

The City National Rochdale California Tax Exempt Money Market Fund (the “California Money Fund” or the “Fund”) is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the California Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the California Money Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N		Class S
Management Fees		0.27%		0.27%		0.27%
Distribution (12b-1) Fee		None		0.30%		0.50%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%		0.25%
Other Fund Expenses(1)	0.08%		0.08%		0.08%
Total Other Expenses		0.33%		0.33%		0.33%
Total Annual Fund Operating Expenses		0.60%		0.90%		1.10%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$61	$192	$335	$750
Class N	$92	$287	$498	$1,108
Class S	$112	$350	$606	$1,340

PRINCIPAL INVESTMENT STRATEGIES

The California Money Fund purchases liquid, high quality, short-term municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors of the California municipal securities market. The Fund invests at least 80% of its net assets (including borrowings for investment purposes) in municipal obligations that pay interest which is expected to be exempt from federal and California state personal income tax and securities that pay interest which is not a preference item for purposes of the federal alternative minimum tax (the “AMT”). This policy may not be changed without shareholder approval. Up to 20% of the Fund’s net assets may be invested in securities subject to the AMT, although City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, does not currently intend to invest in such securities.

The Fund also invests in high quality municipal bonds rated within the highest grade by nationally recognized statistical rating organizations such as Standard & Poor’s Ratings Services and/or Moody’s Investors Service, or equivalent quality (in the Adviser’s opinion) for unrated securities, notes and tax exempt commercial paper. The securities held by the Fund must, in the opinion of the Adviser, present minimal credit risk. The Fund invests in compliance with the requirements of Rule 2a-7 under the Investment Company Act of 1940 relating to the credit quality, maturity, liquidity and diversification of investments for money market funds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any money market fund, there are risks to investing. Neither the California Money Fund nor the Adviser can guarantee that the Fund will meet its investment goal. Here are the principal risks to consider:

No Guarantees – An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Fund.

California Risk Factors – The Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. The Fund is vulnerable to adverse economic, political or other events that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the Fund’s holdings.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the Fund rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Taxes – Although one of the Fund’s goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the federal alternative minimum tax. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could become taxable.

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price without a subsidy by the Adviser or its affiliates.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Credit – The California Money Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If the Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Money Market Fund Regulation – The U.S. Securities and Exchange Commission (the “SEC”) and other government agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed changes to the rules that govern money market funds. Legislative developments may also affect money market funds. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of the Fund.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities. During such a period, the Fund may not achieve its investment goals. If the Fund makes defensive investments, it may generate taxable income.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the California Money Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the California Money Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 0.77% Q2 2007	Worst Quarter 0.00% Q1 2013

This table shows the California Money Fund’s average annual total returns for the periods ended December 31, 2013.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class	0.01%	0.04%	0.97%
Class N	0.01%	0.02%	0.85%
Class S	0.01%	0.02%	0.75%

INVESTMENT MANAGER

City National Rochdale, LLC

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The California Money Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the California Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The California Money Fund intends to distribute income that is exempt from regular federal and California state income taxes. A portion of the Fund’s distributions may be subject to such taxes or to the AMT.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the California Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 11

City National Rochdale Limited Maturity Fixed Income Fund

INVESTMENT GOAL

The City National Rochdale Limited Maturity Fixed Income Fund (the “Limited Maturity Fund” or the “Fund”) seeks to provide a high level of current income, consistent with the preservation of capital and liquidity.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Limited Maturity Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses(1)	0.35%		0.35%
Total Other Expenses		0.35%		0.60%
Total Annual Fund Operating Expenses		0.85%		1.35%
Fee Waiver and/or Expense Reimbursement(2)		(0.00%)		(0.25%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.85%		1.10%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

(2)
City National Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive the shareholder servicing fees for Class N shares until January 31, 2015. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to the Adviser, and it will terminate automatically upon the termination of the shareholder services agreement between the Adviser and the Fund. Any shareholder servicing fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Limited Maturity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$271	$471	$1,049
Class N	$112	$403	$715	$1,602

PORTFOLIO TURNOVER

The Limited Maturity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 12

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Limited Maturity Fund’s net assets (including borrowings for investment purposes) consists of fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies. For purposes of the Fund’s 80% policy, fixed income securities of U.S. companies include securities issued by an issuer that is domiciled in the United States; conducts a majority of its business in the United States; or is listed in the Barclays U.S. Intermediate Government/Credit Bond Index (the “Index”) at the time of purchase, or will be listed in the Index. The Fund invests in securities having one of the four highest ratings of either Moody’s Investors Service (at least Baa) or Standard & Poor’s Ratings Services (at least BBB). The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund. The fixed income securities in which the Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms.

Fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Limited Maturity Fund invests consist principally of mortgage-backed or asset-backed securities issued or guaranteed by Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) and the Government National Mortgage Association (“Ginnie Mae”).

At least 80% of the Limited Maturity Fund’s net assets consists of fixed income securities with “limited maturity.” This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders. The Adviser considers “limited maturity” to mean a maturity of one to three years. There is no limit on the maturities of individual securities. The Adviser actively manages the average duration of the Fund’s portfolio and determines which securities to purchase or sell in accordance with its analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Limited Maturity Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed and other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 13

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Limited Maturity Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Limited Maturity Fund’s Institutional Class shares based on a calendar year.

Best Quarter 3.13% Q4 2008	Worst Quarter -1.33% Q2 2004

This table shows the average annual total returns of each class of the Limited Maturity Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns(1) (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	-0.09%	2.25%	2.63%
Return After Taxes on Distributions	-0.36%	1.74%	1.82%
Return After Taxes on Distributions and Sale of Fund Shares	-0.05%	1.55%	1.74%
Class N
Return Before Taxes	-0.25%	2.00%	2.40%
Barclays U.S. 1-3 Year Government/Credit Bond Index (Reflects no deduction for fees, expenses or taxes)	0.64%	2.02%	2.91%

(1)
On September 30, 2005, the predecessor to the Limited Maturity Fund (the “Predecessor Fund”) reorganized into the Fund. The performance results for Institutional Class shares of the Fund before September 30, 2005, reflect the performance of the Predecessor Fund’s Class I shares. Class A shares of the Predecessor Fund, the predecessor to the Class N shares of the Fund, commenced operations on October 22, 2004.

The performance results for Class N shares of the Fund for the period of October 22, 2004 to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A shares. The performance results for Class N shares of the Fund for the period of October 22, 1988 to October 21, 2004, reflect the performance of the Predecessor Fund’s Class I shares. The performance of the Predecessor Fund’s Class I shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N shares. If it had, the performance of the Fund’s Class N shares would have been lower than that shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Paul C. Single and William C. Miller, Jr. are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Fund since 2005.

CITY NATIONAL ROCHDALE FUNDS | PAGE 14

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available to investors that meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The minimum initial investment for Class N shares is $1,000. There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the Limited Maturity Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

TAX INFORMATION

The Limited Maturity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Limited Maturity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 15

City National Rochdale Government Bond Fund

INVESTMENT GOAL

The City National Rochdale Government Bond Fund (the “Government Bond Fund” or the “Fund”) seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Government Bond Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Servicing Class		Class N
Management Fees		0.43%		0.43%		0.43%
Distribution (12b-1) Fee		None		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%		0.25%
Other Fund Expenses(1)	0.14%		0.14%		0.14%
Total Other Expenses		0.14%		0.39%		0.39%
Total Annual Fund Operating Expenses		0.57%		0.82%		1.07%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$58	$183	$318	$714
Servicing Class	$84	$262	$455	$1,014
Class N	$109	$340	$590	$1,306

PORTFOLIO TURNOVER

The Government Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 16

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Government Bond Fund’s net assets (including borrowings for investment purposes) consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may also purchase prime quality, conforming mortgage-backed securities issued by the U.S. Government or Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) or the Government National Mortgage Association (“Ginnie Mae”) whose maturity and duration are consistent with an intermediate term strategy. The Fund typically invests in securities rated investment-grade by Standard & Poor’s Ratings Services, Moody’s Investors Services and/or Fitch Ratings, or unrated securities considered to be of equivalent quality by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser.

The Adviser actively manages the average duration of the Fund’s portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from two to six years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. The Government Bond Fund may also invest in the shares of money market mutual funds the investments of which are consistent with those of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Government Bond Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 17

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Government Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 2.45% Q3 2007	Worst Quarter -1.39% Q2 2004

This table shows the average annual total returns of each class of the Government Bond Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	-1.28%	1.79%	2.68%
Return After Taxes on Distributions	-1.66%	1.10%	1.68%
Return After Taxes on Distributions and Sale of Fund Shares	-0.72%	1.13%	1.71%
Class N
Return Before Taxes	-1.52%	1.53%	2.41%
Institutional Class(1)
Return Before Taxes	-1.12%	1.88%	2.73%
Barclays U.S. 1-5 Year Government Bond Index (Reflects no deduction for fees, expenses or taxes)	-0.12%	1.71%	3.15%

(1)	The Institutional Class commenced operations on February 1, 2012. The returns shown for the Institutional Class prior to that date are the returns of the Fund’s Servicing Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares and Institutional Class shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Paul C. Single and Robert Harder are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Government Bond Fund since 2003 and June 2010, respectively.

CITY NATIONAL ROCHDALE FUNDS | PAGE 18

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Government Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Government Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Government Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

City National Rochdale Corporate Bond Fund

INVESTMENT GOAL

The City National Rochdale Corporate Bond Fund (the “Corporate Bond Fund” or the “Fund”) seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Corporate Bond Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N
Management Fees		0.40%		0.40%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses(1)	0.17%		0.17%
Total Other Expenses		0.42%		0.42%
Acquired Fund Fees and Expenses		0.01%		0.01%
Total Annual Fund Operating Expenses		0.83%		1.08%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Corporate Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$85	$265	$460	$1,025
Class N	$110	$343	$595	$1,317

PORTFOLIO TURNOVER

The Corporate Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Corporate Bond Fund’s net assets (including borrowings for investment purposes) consists of investment grade corporate notes, bonds and debentures that are nationally traded and corporate issues of domestic and international companies (including emerging market companies) denominated in U.S. dollars. The Fund may also purchase mortgage-backed and asset-backed instruments whose maturities and durations are consistent with an intermediate term strategy.

City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, actively manages the average duration of the portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from two to six years, but may vary due to unusually large purchases or redemptions of the Fund’s shares.

The Adviser typically invests in corporate issues with a minimum credit rating from Moody’s Investors Service or Standard & Poor’s Ratings Services of Baa or BBB, mortgage-backed and asset-backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of P1 or A1. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund. The Fund may also invest in the shares of money market mutual funds the investments of which are consistent with those of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Corporate Bond Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Emerging Market Securities – Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Corporate Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Corporate Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 4.40% Q2 2009	Worst Quarter -2.84% Q3 2008

This table shows the average annual total returns of each class of the Corporate Bond Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indices comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	0.61%	4.41%	3.66%
Return After Taxes on Distributions	-0.29%	3.33%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares	0.48%	3.06%	2.38%
Class N
Return Before Taxes	0.36%	4.15%	3.40%
Barclays U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index (Reflects no deduction for fees, expenses or taxes)	0.83%	5.35%	3.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

PORTFOLIO MANAGERS

William C. Miller and Robert Harder are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Corporate Bond Fund since 2001 and June 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Corporate Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Corporate Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Corporate Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Corporate Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

City National Rochdale California Tax Exempt Bond Fund

INVESTMENT GOAL

The City National Rochdale California Tax Exempt Bond Fund (the “California Tax Exempt Bond Fund” or the “Fund”) seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the California Tax Exempt Bond Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N
Management Fees		0.27%		0.27%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses(1)	0.25%		0.25%
Total Other Expenses		0.50%		0.50%
Total Annual Fund Operating Expenses		0.77%		1.02%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the California Tax Exempt Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$79	$246	$428	$954
Class N	$104	$325	$563	$1,248

PORTFOLIO TURNOVER

The California Tax Exempt Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

PRINCIPAL INVESTMENT STRATEGIES

The California Tax Exempt Bond Fund invests at least 80% of its net assets (including borrowings for investment purposes) in intermediate-term, high quality municipal bonds and notes, the interest from which is expected to be exempt from federal and California state personal income taxes. This policy may not be changed without shareholder approval. The municipal bond obligations in which the Fund invests consist of general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies and by various counties, cities and regional or special districts in California. The Fund may also invest in short-term tax exempt commercial paper, floating rate notes or shares of money market mutual funds whose objectives are consistent with the Fund’s objectives (i.e., money market funds that invest primarily in securities the interest from which is expected to be exempt from federal and California state personal income taxes).

City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, actively manages the average duration of the Fund’s portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from three to eight years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. The Fund typically invests in issues with a minimum credit rating from Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s”) of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB, and short term notes with a rating from Moody’s of MIG1 or VMIG1 or from Standard & Poor’s of SP1 or A1. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the California Tax Exempt Bond Fund nor City National Rochdale can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

California Risk Factors – The Fund may be subject to greater risks than other tax exempt bond funds that are diversified across issuers located in a number of states. The Fund is vulnerable to adverse economic, political or other events that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the Fund’s holdings.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the Fund rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Taxes – Although one of the Fund’s goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the federal alternative minimum tax. If certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund’s income could become taxable.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Non-Diversification – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to adverse events affecting those issuers and may experience increased volatility.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in municipal obligations of issuers in states other than California or in cash or cash equivalents (including taxable money market securities). During such a period, the Fund may not achieve its investment goals. If the Fund makes defensive investments, it may generate taxable income.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the California Tax Exempt Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the California Tax Exempt Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 4.45% Q3 2009	Worst Quarter -1.85% Q2 2004

This table shows the average annual total returns of each class of the California Tax Exempt Bond Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of an index comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	0.09%	3.55%	3.12%
Return After Taxes on Distributions	0.05%	3.47%	3.06%
Return After Taxes on Distributions and Sale of Fund Shares	0.86%	3.36%	3.05%
Class N
Return Before Taxes	-0.16%	3.30%	2.85%
Barclays CA Intermediate-Short Municipal Index (Reflects no deduction for fees, expenses or taxes)	0.63%	4.14%	3.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Gregory Kaplan and Kathleen Meyer are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the California Tax Exempt Bond Fund since November 2009 and June 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The California Tax Exempt Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the California Tax Exempt Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The California Tax Exempt Bond Fund intends to distribute income that is exempt from regular federal and California state income taxes. A portion of the Fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the California Tax Exempt Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

City National Rochdale Municipal High Income Fund

INVESTMENT GOAL

The City National Rochdale Municipal High Income Fund (the “Muni High Income Fund” or the “Fund”) seeks to provide a high level of current income that is not subject to federal income tax.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Muni High Income Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N
Management Fees		0.45%		0.45%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses(1)	0.35%		0.35%
Total Other Expenses		0.60%		0.60%
Total Annual Fund Operating Expenses		1.05%		1.30%

(1)	“Other Fund Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Muni High Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Muni High Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Servicing Class	$107	$334
Class N	$132	$412

PORTFOLIO TURNOVER

The Muni High Income Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Muni High Income Fund invests at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds are obligations the interest on which is excludable from gross income for federal income tax purposes, although a significant portion of such interest may be a tax preference item (“Tax Preference Item”) for purposes of the federal alternative minimum tax (“AMT”).

The Fund typically invests in medium- and lower-quality bonds, which are bonds that are rated BBB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”), are comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by the Fund’s sub-adviser to be of comparable quality. The Fund’s typical investments include non-investment grade debt securities (commonly called junk bonds), which are rated BB+ or lower by Standard & Poor’s, comparably rated by another NRSRO or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund may invest an unlimited amount of its total

CITY NATIONAL ROCHDALE FUNDS | PAGE 28

assets in non-investment grade debt securities. Although the Fund’s sub-adviser considers credit ratings in selecting investments for the Fund, the sub-adviser basis its investment decision for a particular instrument primarily on its own credit analysis and not on an NRSRO’s credit rating.

The Fund may invest in higher quality municipal bonds at times when yield spreads are narrow and the Fund’s sub-adviser believes that the higher yields do not justify the increased risk, or when, in the opinion of the sub-adviser, there is a lack of medium- and lower-quality bonds in which to invest.

The sub-adviser’s view on interest rates largely determines the desired duration of the Fund’s holdings and how the sub-adviser structures the portfolio to achieve a duration target. The average duration of the Fund’s portfolio typically ranges from five to 12 years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. In current market conditions, the Fund invests substantially in municipal bonds with remaining maturities of ten to 30 years.

In selecting investments for the Fund the sub-adviser typically conducts a macro-economic analysis, and it may consider a number of factors including the security’s current coupon; the maturity, relative value and market yield of the security; the creditworthiness of the particular issuer or of the private company involved; the sector in which the issuer operates; the structure of the security, including whether it has a call feature; and the state in which the issuer is located.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. The Fund may invest significantly in PABs in general; in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education and special tax sectors; and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, the sub-adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The sub-adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. The Muni High Income Fund, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, and the sub-adviser cannot guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Prepayment or Call Risk – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the Fund rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Private Activity Bonds – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

CITY NATIONAL ROCHDALE FUNDS | PAGE 29

Taxes – Although the Fund seeks to provide income exempt from federal income taxes, the Fund may invest in municipal bonds the interest on which (and, therefore, Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability increases as a result, that would reduce the Fund’s after-tax return to the shareholder. In addition, if certain types of investments the Fund buys as tax-exempt are later determined by the Internal Revenue Service to be taxable, a portion of the Fund’s income could become taxable.

Liquidity – High-yield bonds and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the sub-adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

PERFORMANCE

The Muni High Income Fund commenced operations December 30, 2013, and therefore it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

INVESTMENT MANAGER

City National Rochdale, LLC

SUB-ADVISER

Waddell & Reed Investment Management Company (“Waddell & Reed”)

PORTFOLIO MANAGER

Michael J. Walls of Waddell & Reed is primarily responsible for the day-to-day management of the Fund and has served as the portfolio manager of the Muni High Income Fund since December 2013.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Muni High Income Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Muni High Income Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Muni High Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

CITY NATIONAL ROCHDALE FUNDS | PAGE 30

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Muni High Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 31

City National Rochdale High Yield Bond Fund

INVESTMENT GOAL

The City National Rochdale High Yield Bond Fund (the “High Yield Bond Fund” or the “Fund”) seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (i.e., “junk bonds”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the High Yield Bond Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Servicing Class		Class N
Management Fees		0.60%		0.60%		0.60%
Distribution (12b-1) Fee		None		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%		0.25%
Other Fund Expenses(1)	0.14%		0.14%		0.14%
Total Other Expenses		0.14%		0.39%		0.39%
Acquired Fund Fees and Expenses		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses		0.75%		1.00%		1.25%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$240	$417	$930
Servicing Class	$102	$318	$552	$1,225
Class N	$127	$397	$686	$1,511

PORTFOLIO TURNOVER

The High Yield Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the High Yield Bond Fund’s net assets (including borrowings for investment purposes) consists of fixed income securities rated below investment grade (commonly referred to as “junk bonds”). In particular, the Fund invests in corporate bonds and debentures, convertible securities (securities that may be exchanged, at the option of the holder, for equity securities), preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign governments. The Fund’s sub-adviser seeks to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, the sub-adviser purchases investments diversified across issuers and industries. The average maturity of the Fund’s investments varies, and there is no limit on the maturity of any security held by the

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

Fund. The Fund invests in fixed income securities rated at least CCC by Standard & Poor’s Ratings Services or Caa2 by Moody’s Investors Service at the time of investment, or, if unrated determined by the Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), or sub-adviser to be of comparable quality. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if the Adviser or sub-adviser determines that doing so is in the best interests of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the High Yield Bond Fund, the Adviser, and the Fund’s sub-adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Interest Rate Risk of Preferred Securities – Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Convertible Securities – Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Liquidity – High-yield bonds and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

CITY NATIONAL ROCHDALE FUNDS | PAGE 33

Management – The Fund’s performance depends on the Adviser’s and sub-adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the High Yield Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the High Yield Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 18.73% Q2 2009	Worst Quarter -19.69% Q4 2008

This table shows the average annual total returns of each class of the High Yield Bond Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of an index comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	7.09%	17.80%	7.73%
Return After Taxes on Distributions	4.11%	14.41%	4.69%
Return After Taxes on Distributions and Sale of Fund Shares	4.01%	12.85%	4.74%
Class N
Return Before Taxes	6.70%	17.46%	7.42%
Institutional Class(1)
Return Before Taxes	7.36%	17.94%	7.79%
Citigroup High Yield Market Capped Index (Reflects no deduction for fees, expenses or taxes)	7.18%	17.99%	8.09%

(1)	The Institutional Class commenced operations on February 2, 2012. The returns shown for the Institutional Class prior to that date are the returns of the Fund’s Servicing Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of the Servicing Class shares does not reflect the Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares and Institutional Class shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CITY NATIONAL ROCHDALE FUNDS | PAGE 34

INVESTMENT MANAGER

City National Rochdale, LLC

SUB-ADVISER

Guggenheim Partners Investment Management, LLC (“Guggenheim”)

PORTFOLIO MANAGERS

Jeffrey Abrams and Kevin Gundersen, CFA of Guggenheim are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers of the High Yield Bond Fund since November 2011.

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the High Yield Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The High Yield Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the High Yield Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 35

City National Rochdale Intermediate Fixed Income Fund

INVESTMENT GOAL

The City National Rochdale Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund” or the “Fund”) seeks current income and, to the extent consistent with this goal, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Fixed Income Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.40%		0.40%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses(1)	0.16%(2)		0.16%
Total Other Expenses		0.16%		0.41%
Total Annual Fund Operating Expenses		0.56%		1.06%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

(2)	The Institutional Class commenced operations on December 21, 2013. “Other Fund Expenses” for Institutional Class shares are estimated based on the amount for Class N shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Intermediate Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$57	$179	$313	$701
Class N	$108	$337	$585	$1,294

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 21% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 36

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Intermediate Fixed Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. The Fund’s investments in fixed income securities consist primarily of fixed rate and variable rate corporate debt obligations, debt obligations of the U.S. Government and its agencies, bank obligations, commercial paper, repurchase agreements and Eurodollar obligations. In investing its assets the Fund seeks to purchase debt obligations of corporate and government issuers that provide an attractive rate of current income or provide for an attractive return based on the maturity, duration, and credit quality of the issuer relative to comparable issuers included in the Barclays Intermediate U.S. Government/Credit Bond Index. The Fund also invests in bank loans, agency and non-agency mortgage-backed securities. The Fund may invest more than 7.5% of its assets in obligations of the U.S. Government or any one of its agencies or of any corporate issuer, provided that the issuer has been rated at least an investment grade of A- by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or A3 by Moody’s Investors Service, Inc. (“Moody’s”).

Under normal market conditions, the Fund’s assets will principally be invested in investment grade fixed-income securities (i.e., obligations rated BBB- or better by Standard & Poor’s or Baa3 or better by Moody’s, or if unrated, determined by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, to be of equal quality). The Fund may also invest a portion of its assets in fixed-income securities rated below investment grade (commonly known as “junk” bonds). The Fund may retain a security after it has been downgraded below the minimum credit rating if the Adviser determines that doing so is in the best interests of the Fund. The Adviser expects that the average credit quality of the Fund will be BBB or higher.

The Fund seeks to have an average portfolio maturity and duration between three and ten years, as such debt obligations generally pay a higher rate of current income than shorter maturity debt obligations. The Adviser expects the Fund to maintain a dollar-weighted average maturity and average duration similar to those of the Barclays Intermediate U.S. Government/Credit Bond Index (which are 4.5 and 3.84, respectively, as of December 31, 2013) but may position the Fund’s portfolio to be longer or shorter based on the Adviser’s outlook with respect to interest rates.

The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, the credit quality meets the Adviser’s fundamental criteria and the Adviser believes valuation is attractive and industry trends remain favorable. However, the Fund may sell a security to obtain capital appreciation if the security increases in value as a result of declines in market interest rates or improvements in the creditworthiness of the issuer.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Intermediate Fixed Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

CITY NATIONAL ROCHDALE FUNDS | PAGE 37

Liquidity – Bank loans, high-yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Bank Loans – Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Rochdale Intermediate Fixed Income Portfolio commenced operations on December 31, 1999, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013, and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fund. The Intermediate Fixed Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Intermediate Fixed Income Fund by showing the changes in the Fund’s performance for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Intermediate Fixed Income Fund will perform in the future. Updated performance is available by calling 1-800-245-9888.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Institutional Class shares and Class N shares of the Intermediate Fixed Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions. This bar chart shows the performance of the Intermediate Fixed Income Fund’s Class N shares based on a calendar year.

Highest 3.60% Q3 2009	Lowest -4.07% Q3 2008

CITY NATIONAL ROCHDALE FUNDS | PAGE 38

This table shows the average annual total returns of each class of the Intermediate Fixed Income Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	-0.53%	4.58%	3.61%
Return After Taxes on Distributions	-1.80%	3.24%	2.18%
Return After Taxes on Distributions and Sale of Fund Shares	-0.30%	3.04%	2.25%
Institutional Class(2)
Return Before Taxes	-0.53%	4.58%	3.61%
Barclays Intermediate U.S. Government/Credit Bond Index (Reflects no deduction for fees, expenses or taxes)	-0.86%	3.96%	4.09%

(1)	Performance shown for periods prior to March 29, 2013 reflects that of the Predecessor Fund’s Class N shares.

(2)
Institutional Class shares of the Fund commenced operations on December 21, 2013. Performance shown for periods between March 29, 2013 and December 21, 2013 reflect the performance of the Class N shares of the Fund. Performance shown for periods prior to March 29, 2013 reflect the performance of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

William C. Miller, Jr., Senior Vice President and Director – Fixed Income Investments of the Adviser, and Paul C. Single, Senior Vice President and Director – Fixed Income Investments of the Adviser, have served as portfolio managers for the Fund since April 2013.

PURCHASE AND SALE OF FUND SHARES

Shares of the Intermediate Fixed Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund may accept smaller amounts at its discretion. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Intermediate Fixed Income Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 39

TAX INFORMATION

The Intermediate Fixed Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Intermediate Fixed Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 40

City National Rochdale Fixed Income Opportunities Fund

INVESTMENT GOAL

The City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund” or the “Fund”) seeks a high level of current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fixed Income Opportunities Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N
Management Fees		0.50%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses(1)	0.10%
Total Other Expenses		0.35%
Acquired Fund Fees and Expenses		0.09%
Total Annual Fund Operating Expenses		1.19%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013, and include expenses borne by the Fund as the sole shareholder of the Subsidiary (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fixed Income Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$121	$378	$654	$1,443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 52% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 41

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities. The Fund will invest in both fixed rate and floating rate fixed income securities. The Fund seeks to invest its net assets across a spectrum of income yielding securities and primarily focuses on investments in high yield bonds (commonly known as “junk” bonds) issued by corporate and municipal issuers, in fixed and floating rate loans made to U.S. and foreign borrowers, and in domestic and foreign corporate bonds including asset backed securities and bank loans. The Fund’s foreign investments include investments in companies that are operating principally in emerging market or frontier market countries. The Fund considers a company to be operating principally in an emerging market or frontier market if (i) the company is incorporated or has its principal business activities in an emerging market or frontier market country, respectively; or (ii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market or frontier market country, respectively. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund considers a country to be a frontier market country if it is included in the MSCI Frontier Markets Index.

The Fund also invests in other income-producing securities consisting of preferred stocks, high dividend paying stocks, securities issued by other investment companies (including exchange traded funds (“ETFs”) and money market funds), and money market instruments. Up to 100% of the Fund’s assets may be held in instruments that are rated below investment grade by either by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”) or in unrated securities determined by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, or a Fund sub-adviser to be of equal quality. The Fund may invest in income producing securities and other instruments without regard to the maturity of any instrument or the average maturity or duration of the Fund as a whole.

In selecting the Fund’s investments, the Adviser or the relevant sub-adviser analyzes an issuer’s financial condition, business product strength, competitive position and management experience. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objective, the credit quality meets the Adviser’s or sub-adviser’s fundamental criteria and the Adviser or sub-adviser believes the valuation is attractive and industry trends remain favorable.

The Fund may also invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund organized under the laws of Ireland (the “Subsidiary”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Fixed Income Opportunities Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Prepayments – As a general rule, prepayments of principal of loans underlying asset-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

CITY NATIONAL ROCHDALE FUNDS | PAGE 42

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of asset-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Management – The Fund’s performance depends on the Adviser’s and sub-advisers' skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Sub-Adviser Allocation – The Fund’s performance is affected by the Adviser’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers or to retain for management by the Adviser.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities.

Liquidity – Bank loans, high yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as is expected to be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Emerging Markets Securities – Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Frontier Markets Securities – Frontier market countries are a sub-set of emerging market countries the capital markets of which are less developed, generally less liquid and have lower market capitalization than those of the more developed, “traditional” emerging markets but which still demonstrate a relative market openness to and accessibility for foreign investors. Frontier market countries generally have smaller economies and even less developed capital markets with relatively newer and less tested regulatory and legal systems than traditional emerging markets, and, as a result, the risks discussed above with respect to emerging markets are magnified in frontier market countries. Securities issued by borrowers in frontier market countries are often subject to extreme price volatility and illiquidity and effects stemming from government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and relatively new and unsettled securities laws.

Financial Services Firms – The Fund invests in obligations of financial services firms, including those of banks. Changes in economic conditions and government regulations can significantly affect these issuers.

Volatility – Because of the speculative nature of the income securities in which the Fund invests, the Fund may fluctuate in price more than other bond and income funds.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Bank Loans – The Fund may invest in U.S. and non-U.S. bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

CITY NATIONAL ROCHDALE FUNDS | PAGE 43

The Fund’s investments in non-U.S. bank loans are subject to additional risks including future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the bank loans held by the Fund.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

ETFs – ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index or group of indices it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

By investing in the Fund, shareholders indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses.

Life Insurance Policies – The Fund may invest in beneficial interests in individual life insurance policies (“Policies”). The Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. The sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. There may be a mismatch of cash flows related to the Fund’s investment in Policies (e.g., the Subsidiary may not take in enough new investment and death benefits paid on maturing life settlements to cover premium payments on existing Policies held by the Subsidiary). The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or refuse to pay benefits on a Policy. In addition, the heirs of an insured may challenge the life insurance settlement. Although the Fund intends to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the insurance company. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

Tax – To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements including requirements regarding the composition of its income. Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with investments in any other non-qualifying sources, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Subsidiary. The Fund has not received a private letter ruling from the Internal Revenue Service (the “IRS”) confirming that income from the Subsidiary would be qualifying income for purposes of the Fund’s RIC status. However, the Fund is in the process of obtaining an opinion of counsel, based on representations from the Fund and the Subsidiary, that actual distributions made to the Fund by the Subsidiary will, more likely than not, be treated as qualifying income. As a result either of direct investments in Policies or investments through the Subsidiary, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund fails to meet this 10% requirement, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates. Alternatively, if the Fund fails to meet the 10% requirement, the Fund might be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income.

Under current IRS guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation such as the Subsidiary are generally subject to U.S. federal income tax withholding at a 30% rate. The Subsidiary intends to qualify for benefits under the U.S.-Ireland income tax treaty which would include an exemption from such withholding. There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Subsidiary. In such a case, the Subsidiary may be able to obtain a refund from the IRS.

The tax treatment of the Policies and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund. Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Subsidiary or the Fund, may also have an adverse tax effect on the Subsidiary, the Fund and its shareholders.

CITY NATIONAL ROCHDALE FUNDS | PAGE 44

Wholly-Owned Subsidiary – The Fund may invest in Policies by investing in the Subsidiary. The Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in this Prospectus and the Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or Ireland could affect the ability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could negatively affect the Fund and its shareholders. The Subsidiary (unlike the Fund) may invest an unlimited portion of its net assets in Policies. However, the Subsidiary otherwise is subject to the Fund’s investment restrictions and other policies.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Rochdale Fixed Income Opportunities Portfolio commenced operations on July 1, 2009, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013 and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fixed Income Opportunities Fund. The Fixed Income Opportunities Fund has adopted an investment objective and investment strategies and policies substantially similar to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fixed Income Opportunities Fund by showing the changes in the Fund’s performance for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Fixed Income Opportunities Fund will perform in the future. Updated performance is available by calling 1-800-245-9888.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Class N shares of the Fixed Income Opportunities Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Fixed Income Opportunities Fund’s Class N shares based on a calendar year.

Highest 4.96% Q3 2010	Lowest -3.94% Q3 2011

This table shows the average annual total returns of each class of the Fixed Income Opportunities Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Since Inception (7/1/2009)
Class N(1)
Return Before Taxes	6.46%	8.63%
Return After Taxes on Distributions	3.82%	6.23%
Return After Taxes on Distributions and Sale of Fund Shares	3.71%	5.82%
Credit Suisse Leveraged Loan Index (Reflects no deduction for fees, expenses or taxes)	6.15%	9.14%
Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	-2.02%	4.50%
Barclays U.S. High Yield Bond Index (Reflects no deduction for fees, expenses or taxes)	7.44%	14.20%

(1)	Performance shown for periods prior to March 29, 2013 reflects that of the Predecessor Fund’s Class N shares.

CITY NATIONAL ROCHDALE FUNDS | PAGE 45

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

SUB-ADVISERS

Seix Investment Advisors LLC

Federated Investment Management Company

GML Capital LLP

PORTFOLIO MANAGERS

Garrett R. D’Alessandro, the Adviser’s President and Chief Executive Officer, has served as portfolio manager for the Fund and the Predecessor Fund since the inception of the Predecessor Fund in 2009. Bruce Simon, the Adviser’s Chief Investment Officer, has served as portfolio manager for the Fund since April 2013. William C. Miller, Jr., Senior Vice President and Director – Fixed Income Investments of the Adviser, has served as a portfolio manager of the Fund since September 2013. George Goudelias, Senior Portfolio Manager and Head of High Yield Bank Loans and Bonds of Seix Investment Advisors LLC, and Mark E. Durbiano, a Senior Portfolio Manager and Head of the Domestic High Yield Group of Federated Investment Management Company, have each managed a portion of the Fund and Predecessor Fund since the inception of the Predecessor Fund in 2009. Theodore Stohner and Maxim Matveev, Portfolio Managers of GML Capital LLP, have as a team managed a portion of the Fund and the Predecessor Fund since June 2011.

PURCHASE AND SALE OF FUND SHARES

The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Shares of the Fixed Income Opportunities Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Fixed Income Opportunities Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Fixed Income Opportunities Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fixed Income Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

City National Rochdale Multi-Asset Fund

INVESTMENT GOAL

The City National Rochdale Multi-Asset Fund (the “Multi-Asset Fund” or the “Fund”) seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Multi-Asset Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N
Management Fees		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses(1)	0.45%		0.45%
Total Other Expenses		0.70%		0.70%
Acquired Fund Fees and Expenses		0.46%		0.46%
Total Annual Fund Operating Expenses		1.66%		1.91%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Multi-Asset Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$169	$523	$902	$1,965
Class N	$194	$600	$1,032	$2,333

PORTFOLIO TURNOVER

The Multi-Asset Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Multi-Asset Fund is a “fund of funds” and pursues its investment objective by investing all or a principal portion of its assets in other mutual funds or exchange-traded funds (“underlying funds”). These underlying funds will include other funds in the City National Rochdale Funds family, like the Corporate Bond Fund, the Government Bond Fund and the High Yield Bond Fund, which are also managed by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, as well as unaffiliated funds.

The Multi-Asset Fund invests in a diversified portfolio, consisting of direct investments in the following asset classes and investments in underlying funds which invest in these asset classes:

CITY NATIONAL ROCHDALE FUNDS | PAGE 47

•	Common and preferred equity securities of U.S. and foreign companies (including emerging market companies) of all industries, market capitalizations and investment characteristics; and

•
The following types of fixed income securities, which are not limited with respect to maturity (although the average maturity of the Fund’s portfolio of direct investments in fixed income securities typically ranges from two to seven years):

•
Corporate debt securities of U.S. and foreign companies (including emerging market companies) of all ratings (including below-investment grade ratings (commonly referred to as “junk bonds”)), consisting of bonds, notes, convertible securities, mortgage-backed and asset-backed instruments, corporate commercial paper, debentures, convertible and preferred securities and zero coupon obligations;

•	Inflation-indexed bonds issued both by U.S. and foreign governments and corporations;

•	Money market investments;

•	Repurchase agreements with respect to fixed income instruments issued by U.S. and foreign issuers;

•	Debt securities issued by U.S. states or local governments or their subdivisions, agencies, authorities and other government-sponsored enterprises; and

•	Obligations of foreign governments, including governments of emerging market countries, or their subdivisions, agencies and government-sponsored enterprises.

The Multi-Asset Fund invests in these securities and investments in proportions which reflect the Adviser’s judgment regarding the potential returns and risks of each asset class. The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. The Adviser purchases and sells portfolio securities based on a variety of valuation factors, including but not limited to expected return, expected risk, yield and price and earnings multiples, as well as analysis of various economic measures and statistics.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Multi-Asset Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Allocation – The Multi-Asset Fund’s performance depends on the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests.

Underlying Funds – The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

CITY NATIONAL ROCHDALE FUNDS | PAGE 48

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund or an underlying fund invests, that security may become less liquid or may lose value.

Interest Rate Risk of Preferred Securities – Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

High Yield (“Junk”) Bonds – High yield bonds held by the underlying funds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Liquidity – High-yield bonds and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the underlying funds rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems. Foreign government obligations are also subject to similar risks.

Foreign Securities – Foreign investments held by the underlying funds tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Emerging Market Securities – Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund or one or more underlying funds may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with its investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 49

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Multi-Asset Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for 1 and 5 years and since inception. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Multi-Asset Fund’s Servicing Class shares based on a calendar year.

Best Quarter 9.17% Q3 2010	Worst Quarter -9.81% Q3 2011

This table shows the average annual total returns of each class of the Multi-Asset Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares to various broad-based securities market indexes.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Since Inception (10/1/2007)
Servicing Class
Return Before Taxes	7.10%	6.32%	2.01%
Return After Taxes on Distributions	6.55%	5.66%	1.34%
Return After Taxes on Distributions and Sale of Fund Shares	4.17%	4.71%	1.31%
Class N
Return Before Taxes	6.83%	6.05%	1.76%
BofA Merrill Lynch U.S. 3-Month T. Bill Index (Reflects no deduction for fees, expenses or taxes)	0.07%	0.12%	0.59%
40/60 hybrid of the following two indexes: MSCI World Index Barclays Intermediate Government/Credit Bond Index (Reflects no deduction for fees, expenses or taxes)	9.49%	8.64%	4.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CITY NATIONAL ROCHDALE FUNDS | PAGE 50

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Bruce Simon, William C. Miller and Otis “Tres” Heald are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Fund since February 2011, the Fund’s inception in October 2007, and June 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Multi-Asset Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Multi-Asset Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Multi-Asset Fund intends to make distributions that may be taxed as ordinary income or capital gains. A portion of the Multi-Asset Fund’s distributions may be exempt-interest dividends, which are exempt from regular federal income tax, but exempt-interest dividends may be subject to the federal alternative minimum tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Multi-Asset Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 51

City National Rochdale Dividend & Income Fund

INVESTMENT GOAL

The City National Rochdale Dividend & Income Fund (the “Dividend & Income Fund” or the “Fund”) seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Dividend & Income Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N
Management Fees		0.50%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses(1)	0.15%
Total Other Expenses		0.40%
Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses		1.16%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Dividend & Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$118	$368	$638	$1,409

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Dividend & Income Fund invests primarily in income-generating securities, principally comprised of dividend-paying equity securities. Generally, the Fund invests primarily in dividend-paying equity securities, consisting of common stocks, preferred stocks and real estate investment trusts (“REITs”). The Fund seeks to create a portfolio of securities with an income yield greater than the dividend yield of the S&P 500 Index. The Fund may invest in securities of companies of any market capitalization. The Fund’s equity investments consist primarily of securities of U.S. companies.

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

In selecting the Fund’s equity securities, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, generally seeks companies that pay above-average, stable dividend yields compared to the dividend yield of the S&P 500 Index and have the ability to grow yields over time. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, and the Adviser believes the valuation is attractive and industry trends remain favorable.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Dividend & Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Real Estate Investment Trusts (“REITs”) – REITs’ share prices may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns of the overall market. Additionally, it is possible that a REIT will fail to qualify for favorable tax treatment. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses.

Small and Medium-Size Companies – Investments in small-capitalization and mid-capitalization companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Dividend Tax Treatment – There may be a significant change in legislation or policy affecting taxation on dividends, which may affect the performance of the Fund.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013 and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Dividend & Income Fund. The Dividend & Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Dividend & Income Fund by showing the changes in the Fund’s performance for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Dividend & Income Fund will perform in the future. Updated performance is available by calling 1-800-245-9888.

CITY NATIONAL ROCHDALE FUNDS | PAGE 53

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Class N shares of the Dividend & Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Dividend & Income Fund’s Class N shares based on a calendar year.

Highest 13.57% Q3 2009	Lowest -16.70% Q4 2008

This table shows the average annual total returns of each class of the Dividend & Income Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	20.76%	14.66%	8.19%
Return After Taxes on Distributions	19.82%	13.18%	6.67%
Return After Taxes on Distributions and Sale of Fund Shares	12.46%	11.14%	5.92%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%
60/25/15 hybrid of the following three indexes(2):	15.75%	14.74%	6.56%
Dow Jones US Select Dividend Index BofA ML Core Fixed Rate Preferred Securities Index MSCI US REIT Index (Reflects no deduction for fees, expenses or taxes)
Dow Jones Select Dividend Index (Reflects no deduction for fees, expenses or taxes)	29.06%	16.16%	7.33%

(1)	Performance shown for periods prior to March 29, 2013 reflects that of the Predecessor Fund’s Class N shares.

(2)
Previously, the Fund’s performance was compared to the Dow Jones Select Dividend Index as its secondary benchmark. The Trust has elected to compare the Fund’s performance to a hybrid index consisting of 60% Dow Jones US Selected Dividend Index, 25% BofA ML Core Fixed Rate Preferred Securities Index and 15% MSCI US REIT Index, as the Adviser believes that this is a more appropriate measure for comparison to the Fund’s performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

David J. Abella, a Senior Portfolio Manager with the Adviser, has served as the portfolio manager for the Fund and the Predecessor Fund since 2003.

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

PURCHASE AND SALE OF FUND SHARES

The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Shares of the Dividend & Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Dividend & Income Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Dividend & Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Dividend & Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

City National Rochdale U.S. Core Equity Fund

INVESTMENT GOAL

The City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund” or the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the U.S. Core Equity Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Servicing Class		Class N
Management Fees		0.40%		0.40%		0.40%
Distribution (12b-1) Fee		None		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%		0.25%
Other Fund Expenses(1)	0.15%		0.15%		0.15%
Total Other Expenses		0.15%		0.40%		0.40%
Total Annual Fund Operating Expenses		0.55%		0.80%		1.05%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

EXAMPLE

This example is intended to help you compare the cost of investing in the U.S. Core Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Core Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$176	$307	$689
Servicing Class	$82	$255	$444	$990
Class N	$107	$334	$579	$1,283

PORTFOLIO TURNOVER

The U.S. Core Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the U.S. Core Equity Fund’s net assets (including borrowings for investment purposes) consists of common stock of large and middle capitalization corporations domiciled in the United States. For this purpose, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, considers a large capitalization corporation and a middle capitalization corporation to be a corporation with a market capitalization satisfying Standard & Poor’s Ratings Services (“Standard & Poor’s”) eligibility criteria, at the time of investment, for inclusion in the S&P 500 Index (as of December 31, 2013, $4 billion or greater) and the S&P Midcap 400 Index (as of December 31, 2013, $1 billion to $4.4 billion), respectively.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

The Adviser uses a multifactor investment approach employing a combination of macroeconomic, quantitative and fundamental analyses to select companies with share price growth potential that may not be recognized by the market at large. Macroeconomic analysis evaluates investment themes, geopolitical events, monetary and fiscal policy and global economic trends. Quantitative analysis seeks to measure the value of securities by using mathematical and statistical modeling and research. Fundamental analysis of a security involves measuring its intrinsic value by examining related economic, financial and other factors, such as the overall economy and industry conditions, and the financial condition and management of the issuer.

In selecting securities for the Fund, the Adviser utilizes proprietary industry and stock selection models to determine which industries and companies it believes are likely to provide superior risk adjusted returns. The Adviser also employs a proprietary company analysis framework to evaluate individual securities by examining fundamental data such as management quality, revenue and earnings growth, profitability, market share, cash flow and balance sheet strength. The Adviser seeks to manage the portfolio’s risk characteristics to be similar to those of the S&P 500 Index. The Adviser constructs the portfolio to closely resemble the S&P 500 Index with respect to factors such as market capitalization, earnings per share growth rates, return on equity, price to earnings, price to book and other commonly recognized portfolio characteristics.

The Adviser may determine to sell a security under several circumstances, including but not limited to when its target value is realized, the company’s earnings deteriorate, or more attractive investment alternatives are identified.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the U.S. Core Equity Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in common stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The market may also undervalue the stocks held by the Fund. The value of your investment in the Fund will fluctuate daily based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Investment Style – The Adviser primarily uses a core equity style to select investments for the Fund and will often choose equities that it considers to be “growth at a reasonable price” (GARP). These styles may fall out of favor, may underperform other styles and may cause volatility in the Fund’s share price.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the U.S. Core Equity Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for 1 year and since inception. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the U.S. Core Equity Fund’s Institutional Class shares based on a calendar year.

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

Best Quarter 11.38% Q4 2013	Worst Quarter 2.59% Q2 2013

This table shows the average annual total returns of each class of the U.S. Core Equity Fund for the period ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Since Inception (12/3/2012)
Institutional Class
Return Before Taxes	35.82%	33.22%
Return After Taxes on Distributions	34.46%	31.93%
Return After Taxes on Distributions and Sale of Fund Shares	20.31%	24.78%
Servicing Class
Return Before Taxes	34.71%	32.19%
Class N
Return Before Taxes	34.50%	31.86%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	32.39%	31.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of the Institutional Class shares does not reflect the Servicing Class shares’ expenses or the Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for the Servicing Class shares and Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Otis “Tres” Heald and Thomas A. Galvin are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the U.S. Core Equity Fund since it commenced operations in December 2012.

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the U.S. Core Equity Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

TAX INFORMATION

The U.S. Core Equity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the U.S. Core Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 59

City National Rochdale Diversified Equity Fund
(Not currently offered for purchase or available for exchange)

INVESTMENT GOAL

The City National Rochdale Diversified Equity Fund (the “Diversified Equity Fund” or the “Fund”) seeks to provide long-term capital growth.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Diversified Equity Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.75%		0.75%
Distribution (12b-1) Fee		None		0.25%
Other Expenses(1)
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses	0.31%		0.31%
Total Other Expenses		0.31%		0.56%
Total Annual Fund Operating Expenses		1.06%		1.56%
Fee Waiver and/or Expense Reimbursement(2)(3)		(0.10%)		(0.20%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.96%		1.36%

(1)
“Other Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

(2)
City National Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive a portion of the annual management fee payable to it by the Fund, thereby reducing the annual management fee from 0.75% of average daily net assets to 0.65% of average daily net assets. This limitation will be in effect until January 31, 2015. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to the Adviser, and it will terminate automatically upon the termination of the investment management agreement between the Adviser and the Fund. Any management fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

(3)
The Adviser has contractually agreed to limit shareholder servicing fees for Class N shares to 0.15% until January 31, 2015. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to the Adviser, and it will terminate automatically upon the termination of the shareholder services agreement between the Adviser and the Fund. Any shareholder servicing fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Diversified Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$98	$327	$575	$1,285
Class N	$138	$473	$831	$1,839

CITY NATIONAL ROCHDALE FUNDS | PAGE 60

PORTFOLIO TURNOVER

The Diversified Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Diversified Equity Fund’s net assets (including borrowings for investment purposes) consists of common stocks of large-capitalization U.S. companies that are diversified among various industries and market sectors. For this purpose, the Adviser considers a large-capitalization company to be a company with a market capitalization satisfying Standard & Poor’s Ratings Services (“Standard & Poor’s”) eligibility criteria for inclusion in the S&P 500 Index at the time of investment (currently $4 billion or greater). This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders.

The Adviser manages a portion of the Diversified Equity Fund’s assets by replicating the holdings of the S&P 500 Index other than tobacco-related companies. The investments of the remainder of the Fund are typically equity securities that the Adviser believes have one or more of the following characteristics: a price significantly below the intrinsic value of the issuer; favorable prospects for earnings growth; above average return on equity and dividend yield; and sound overall financial condition of the issuer.

Up to 20% of the Diversified Equity Fund’s net assets may consist of equity securities, consisting primarily of common stock, of mid-capitalization companies. For this purpose, the Adviser considers a mid-capitalization company to be a company with a market capitalization satisfying Standard & Poor’s eligibility criteria for inclusion in the S&P Midcap 400 Index at the time of investment (currently $1 billion to $4.4 billion). In addition to investing in U.S. corporations, the Fund invests in U.S. dollar denominated sponsored American Depositary Receipts of foreign corporations. The Fund may buy and sell securities in the Fund’s portfolio frequently, which may result in higher transaction costs and produce capital gains and losses. The Adviser may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security’s purchase, or more attractive investment alternatives are identified.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Diversified Equity Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in common stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Index Risk –The performance of the portion of the Fund designed to replicate the S&P 500 Index may not exactly match the performance of the Index. That portion of the Fund does not hold every stock contained in the Index and the performance of the stocks held in the Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Fund incurs management fees, 12b-1 fees (for Class N shares only), administrative expenses and transaction costs in trading stocks.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Foreign Investments (American Depositary Receipts) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investing in foreign securities.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

CITY NATIONAL ROCHDALE FUNDS | PAGE 61

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Diversified Equity Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for 1, 5 and 10 years and since inception. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Diversified Equity Fund’s Institutional Class shares based on a calendar year.

Best Quarter 15.07% Q3 2009	Worst Quarter -23.29% Q4 2008

This table shows the average annual total returns of each class of the Diversified Equity Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns(1) (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	29.93%	14.65%	5.61%
Return After Taxes on Distributions	29.67%	14.51%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares	17.13%	11.81%	4.54%
Class N
Return Before Taxes	29.59%	14.35%	5.34%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

(1)
On September 30, 2005, the predecessor to the Diversified Equity Fund (the “Predecessor Fund”) reorganized into the Fund. The performance results for Institutional Class shares of the Fund before September 30, 2005, reflect the performance of the Predecessor Fund’s Class I shares. Class A shares of the Predecessor Fund, the predecessor to the Class N shares of the Fund, commenced operations on December 30, 2002.

The performance results for Class N shares of the Fund for the period of December 30, 2002, to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Thomas Kuo and Dimitry Kirtsman are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers of the Fund since March 2012.

CITY NATIONAL ROCHDALE FUNDS | PAGE 62

PURCHASE AND SALE OF FUND SHARES

Shares of the Diversified Equity Fund are no longer offered for purchase, and shareholders of other series of the Trust may not exchange their shares of such series for shares of the Diversified Equity Fund.

The shares of the Diversified Equity Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

TAX INFORMATION

The Diversified Equity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Diversified Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 63

City National Rochdale Socially Responsible Equity Fund

INVESTMENT GOAL

The City National Rochdale Socially Responsible Equity Fund (the “Socially Responsible Equity Fund” or the “Fund”) seeks to provide long-term capital growth.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Socially Responsible Equity Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.75%		0.75%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses(1)	0.23%		0.23%
Total Other Expenses		0.23%		0.48%
Total Annual Fund Operating Expenses		0.98%		1.48%
Fee Waiver and/or Expense Reimbursement(2)		(0.00%)		(0.25%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.98%		1.23%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

(2)
City National Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive the shareholder servicing fees for Class N shares until January 31, 2015. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to the Adviser, and it will terminate automatically upon the termination of the shareholder services agreement between the Adviser and the Fund. Any shareholder servicing fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Socially Responsible Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$100	$312	$542	$1,201
Class N	$125	$443	$784	$1,747

PORTFOLIO TURNOVER

The Socially Responsible Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 64

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Socially Responsible Equity Fund’s net assets (including borrowings for investment purposes) consists of common stocks of U.S. issuers that meet certain socially responsible criteria. This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders. Up to 50% of the Fund’s net assets may consist of securities of mid-capitalization companies. For this purpose, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, considers a mid-capitalization company to be a company with a market capitalization between $1 billion and $5 billion at the time of investment. In addition to investing in U.S. corporations, the Fund invests in U.S. dollar denominated American Depositary Receipts of foreign corporations.

In selecting investments, the Socially Responsible Equity Fund’s sub-adviser considers social criteria such as an issuer’s community relations, corporate governance, diversity, employee relations, environmental impact and sustainability, human rights record, and product safety. Using both quantitative and qualitative data, the Fund’s sub-adviser also evaluates an issuer’s involvement in specific revenue-generating activities to determine whether the issuer’s involvement was meaningful or simply incidental with respect to that activity.

The Fund’s sub-adviser applies vigorous valuation screens that identify issuers for further in-depth fundamental analysis for potential inclusion in the Fund. The investment strategy typically emphasizes securities that the sub-adviser believes have one or more of the following characteristics: a price significantly below the intrinsic value of the issuer; below average price to sales and price to cash flow ratios; and sound overall financial condition of the issuer.

The Fund’s sub-adviser may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security’s purchase, or more attractive investment alternatives are identified.

The Fund seeks to avoid investing in any issuer that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether sold to consumers or the military), or that is involved in nuclear power. Because information on an issuer’s involvement in those activities may not be publicly available, it is possible that the Fund’s holdings may include an issuer that does not meet its criteria for socially responsible investing. When the sub-adviser discovers that a holding does not meet its criteria for socially responsible investing, it will divest that holding as soon as reasonably practicable.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the Socially Responsible Equity Fund, the Adviser and the Fund’s sub-adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in common stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Foreign Investments (American Depositary Receipts) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investing in foreign securities.

Investment Style – The Fund’s sub-adviser primarily uses a value style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Management – The Fund’s performance depends on the sub-adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Socially Responsible Investments – Socially responsible investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund’s investment returns may be lower than those funds that are not subject to such investment considerations.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

CITY NATIONAL ROCHDALE FUNDS | PAGE 65

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Socially Responsible Equity Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for 1 and 5 years and since inception. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Socially Responsible Equity Fund’s Institutional Class shares based on a calendar year.

Best Quarter 18.47% Q2 2009	Worst Quarter -25.79% Q4 2008

This table shows the average annual total returns of each class of the Socially Responsible Equity Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Five Years	Since Inception(1)
Institutional Class
Return Before Taxes	30.68%	15.10%	5.33%
Return After Taxes on Distributions	25.47%	14.00%	4.54%
Return After Taxes on Distributions and Sale of Fund Shares	21.32%	12.16%	4.25%
Class N
Return Before Taxes	30.31%	14.82%	5.08%
MSCI KLD 400 Social Index (Reflects no deduction for fees, expenses or taxes)	36.85%	18.34%	6.92%
Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	6.64%

(1)
Performance for “Since Inception” for all classes is shown for periods beginning January 3, 2005, which is the date the predecessor to the Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class shares of the Fund before September 30, 2005, reflect the performance of the Predecessor Fund’s Class I shares. Class A shares of the Predecessor Fund, the predecessor to the Class N shares of the Fund, commenced operations on August 12, 2005.

The performance results for Class N shares of the Fund for the period of August 12, 2005, to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A shares. The performance results for Class N shares of the Fund for the period of January 3, 2005 to August 12, 2005, reflect the performance of the Predecessor Fund’s Class I shares. The performance of the Predecessor Fund’s Class I shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N shares. If it had, the performance of the Fund’s Class N shares would have been lower than that shown.

For the index shown the measurement period used in computing the returns of the index for the “Since Inception” period begins on December 31, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

CITY NATIONAL ROCHDALE FUNDS | PAGE 66

SUB-ADVISER

SKBA Capital Management, LLC (“SKBA”)

PORTFOLIO MANAGERS

Andrew W. Bischel, Kenneth J. Kaplan, Joshua J. Rothé and Shelley H. Mann of SKBA are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 2004.

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares of the Fund are available only to investors that meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The minimum initial investment for Class N shares is $1,000. There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the Socially Responsible Equity Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

TAX INFORMATION

The Socially Responsible Equity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Socially Responsible Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 67

City National Rochdale Emerging Markets Fund

INVESTMENT GOAL

The City National Rochdale Emerging Markets Fund (the “Emerging Markets Fund” or the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Emerging Markets Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N
Management Fees		1.00%
Distribution (12b-1) Fee		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses(1)	0.13%
Total Other Expenses		0.38%
Acquired Fund Fees and Expenses		0.03%
Total Annual Fund Operating Expenses		1.66%

(1)
“Other Fund Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013, and includes expenses borne by the Fund as the sole shareholder of the Mauritius Subsidiary (as defined below).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$169	$523	$902	$1,965

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies that are operating principally in emerging market countries. The Fund considers a company to be operating principally in an emerging market if (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) the security is included in the MSCI Emerging Markets Index. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy, or it is not included in the MSCI World Index, which measures the equity market performance of developed markets.

CITY NATIONAL ROCHDALE FUNDS | PAGE 68

Under normal market conditions, the Fund intends to invest in a number of emerging market countries. While the Fund may invest its assets in companies from any emerging market country, it expects to focus its investments in Asia. The Fund does not limit its investments to certain countries or industries. The Fund may invest a large percentage of its assets in just a few sectors, just a few regions or just a few emerging market countries. The Fund is non-diversified which means that it may invest a greater amount of its assets in the securities of a single issuer or a small number of issuers than a diversified fund. The Fund may invest up to 20% of its assets in cash or its investment equivalent.

The Fund’s investments in equity securities consist primarily of common stock, preferred stock and warrants. The Fund’s foreign investments consist primarily of foreign local shares, which are denominated in local currencies. The Fund may invest in securities of companies of any capitalization size. Certain companies, although small by U.S. standards, might rank among the largest in their respective countries by market capitalization.

In selecting the Fund’s investments, the Adviser employs a proprietary macro analytical process focused on identifying long-term growth opportunities. The Adviser seeks to identify and capitalize on investment themes in foreign emerging markets. To select specific companies, the Adviser first performs a financial factor analysis to identify potential companies from a large universe, followed by more specific fundamental analysis to identify individual companies that the Adviser believes meet its investment objectives. The Adviser seeks to invest in companies with consumer driven demand, above average revenue and earnings growth potential that it believes are well managed, have a unique or improving market position and possess competitive advantages. The Adviser assesses the relationship between its estimate of a company’s sustainable growth and earnings prospects and its stock price to determine which companies qualify for investment. The Adviser utilizes multiple valuation metrics to establish price targets.

The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, the credit quality meets the Adviser’s fundamental criteria and the Adviser believes valuation is attractive and industry trends remain favorable.

To the extent that the Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly owned, collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission. The Mauritius Subsidiary was formed to allow the Fund’s investment in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Emerging Markets Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company. A warrant gives the holder a right to purchase a predetermined number of shares of common stock at a fixed price. The risks of investments in warrants include the lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Currency – As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

CITY NATIONAL ROCHDALE FUNDS | PAGE 69

Emerging Markets Securities – Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Investment through Mauritius – Any change in the provisions of the income tax treaty between Mauritius and India, in its applicability to the Fund or the Mauritius Subsidiary, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments.

Non-Diversification – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to adverse events affecting any of those issuers than diversified funds and may experience increased volatility.

Small and Medium-Size Companies – Investments in small-capitalization and mid-capitalization companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Investment Style – The Adviser primarily uses a growth style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Sector Concentration – Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a limited number of sectors it may have increased exposure to the price movements of those sectors For example, as of September 30, 2013, the Fund invested a large percentage of its assets in the financial and consumer discretionary sectors. The financial sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall international economy, interest rates, competition and consumer confidence. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Rochdale Emerging Markets Portfolio commenced operations on December 14, 2011, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013 and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Emerging Markets Fund. The Emerging Markets Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Emerging Markets Fund by showing the changes in the Fund’s performance for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Emerging Markets Fund will perform in the future. Updated performance is available by calling 1-800-245-9888.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Class N shares of the Emerging Markets Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Emerging Markets Fund’s Class N shares based on a calendar year.

CITY NATIONAL ROCHDALE FUNDS | PAGE 70

Highest 13.57% Q1 2012	Lowest -6.03% Q2 2012

This table shows the average annual total returns of each class of the Emerging Markets Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2013)	One Year	Since Inception (12/14/2011)
Class N(1)
Return Before Taxes	11.92%	19.80%
Return After Taxes on Distributions	11.88%	19.77%
Return After Taxes on Distributions and Sale of Fund Shares	6.85%	15.43%
MSCI Emerging Markets Index (Reflects no deduction for fees, expenses or taxes)	-2.60%	6.38%
MSCI Emerging Markets Asia Index (Reflects no deduction for fees, expenses or taxes)	1.98%	10.90%

(1)	Performance shown for periods prior to March 29, 2013 reflects that of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Anindya Chatterjee, a Senior Portfolio Manager of the Adviser, and Garrett R. D’Alessandro, the Adviser’s President and Chief Executive Officer, have served as portfolio managers for the Fund and the Predecessor Fund since the inception of the Predecessor Fund in 2011.

PURCHASE AND SALE OF FUND SHARES

Shares of the Emerging Markets Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Emerging Markets Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 71

TAX INFORMATION

The Emerging Markets Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 72

more about the funds

For ease of reference, this Prospectus refers to certain sub-groups of the City National Rochdale Funds (the “Trust”) as follows:

•	Money Market Funds – Government Money Fund, Prime Money Fund and California Money Fund

•
Bond Funds – Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Muni High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund

•	Equity Funds – Dividend & Income Fund, U.S. Core Equity Fund, Diversified Equity Fund, Socially Responsible Equity Fund and Emerging Markets Fund

•	Funds – Money Market Funds, Bond Funds, Multi-Asset Fund, Equity Funds

The investment goal of each Fund, except for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund, can only be changed with shareholder approval. The investment goal of each of the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund is non-fundamental and can be changed without shareholder approval by the Funds’ Board of Trustees upon at least 60 days’ notice to shareholders. For all Funds other than the California Money Market Fund and the California Tax Exempt Bond Fund, any policy to invest at least 80% of a Fund’s net assets in specific types of investments may be changed by the Funds’ Board of Trustees upon at least 60 days’ notice to shareholders.

If you wish to learn more about each Fund’s principal investments and other securities in which each Fund may invest, please review the SAI.

More about the Money Market Funds

MORE ABOUT THE PRINCIPAL INVESTMENT STRATEGIES

MATURITY

Each Money Market Fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. Each Money Market Fund maintains a weighted average maturity of not more than 60 days and a weighted average life of not more than 120 days in accordance with applicable regulations. If, after purchase, the maturity on a security is extended, the Adviser or the Board of Trustees (if required by applicable regulations) will decide whether the security should be held or sold.

LIQUIDITY

Each Money Market Fund must follow strict rules with respect to the liquidity of its portfolio securities, including, as applicable, daily and weekly liquidity requirements. In addition, a Money Market Fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the Fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the Adviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund. Securities that are deemed liquid at the time of purchase by a Fund may become illiquid following purchase.

More about the Bond Funds

The Adviser periodically reviews the creditworthiness of issuers held by the Bond Funds. The Adviser’s credit analysis process includes not only a review of the rating agencies’ assigned ratings but also a review of the specific factors central to those ratings assessments, as well as the factors that could cause a change in the assigned ratings. See the SAI for a discussion of fixed income ratings.

The Adviser and the applicable sub-advisers consider duration, among other factors, in selecting fixed income securities for the Bond Funds. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

MORE ABOUT MUNI HIGH INCOME FUND

Waddell & Reed periodically reviews the creditworthiness of issuers held by the Muni High Income Fund. Waddell & Reed’s credit analysis process includes not only a review of the rating agencies’ assigned ratings but also a review of the specific factors central to those ratings assessments, as well as the factors that could cause a change in the assigned ratings. Waddell & Reed considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. See the SAI for a discussion of fixed income ratings.

Waddell & Reed considers duration, among other factors, in selecting fixed income securities for the Muni High Income Fund. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or

CITY NATIONAL ROCHDALE FUNDS | PAGE 73

appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

MORE ABOUT THE INTERMEDIATE FIXED INCOME FUND

The Intermediate Fixed Income Fund’s investments in debt obligations of the U.S. Government and its agencies consist primarily of U.S. Treasury obligations, bonds and mortgage-backed securities issued by the following agencies: Federal Home Loan Banks, Fannie Mae, (formerly known as the Federal National Mortgage Association), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), Federal Agricultural Mortgage Corporation, Federal Farm Credit Banks, Ginnie Mae (formerly known as the Government National Mortgage Association), and Tennessee Valley Authority. These obligations include securities supported by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), securities supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency (such as securities issued by Fannie Mae), securities supported only by the credit of the instrumentality (such as securities issued by Freddie Mac), and securities backed solely by the revenue generated by the instrumentality (such as securities issued by Tennessee Valley Authority). In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteed the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

MORE ABOUT THE FIXED INCOME OPPORTUNITIES FUND

The Adviser serves as the Fixed Income Opportunities Fund’s primary investment adviser and retains the authority to manage the Fund’s assets. The Adviser has, however, engaged three sub-advisers. Seix Investment Advisors LLC (“Seix”), Federated Investment Management Company (“Federated”) and GML Capital LLP (“GML,” and together with Seix and Federated, the “Fixed Income Opportunities Fund Sub-advisers”) to make day-to-day investment decisions for portions of the Fund and, in particular, to manage the Fund’s investments in high yield securities, bank loans and related instruments. The Adviser is responsible for overseeing and monitoring the Fixed Income Opportunities Fund Sub-advisers.

The investment selection process followed by each of Seix, Federated and GML is summarized below.

THE SEIX INVESTMENT SELECTION PROCESS

Seix is primarily responsible for the Fixed Income Opportunities Fund’s investments in floating rate securities and high yield bank loans. In deciding which debt securities to buy or sell, Seix typically emphasizes debt instruments that are in the higher rated segment of the high yield market — i.e., BB & high B rated credits (rated either BB or B by Standard & Poor’s Rating Services or Ba or b by Moody’s Investors Service or securities deemed of comparable quality by Seix). Seix uses an investment approach that employs a targeted universe, in-depth company research, active but constrained industry weightings, and what it believes to be optimal security structures.

Security selection is the key component of this process. Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities, and Seix analysts and portfolio managers continuously monitor individual issuers as well as the industries in which the Fund may invest. Seix establishes return expectations and sell targets for each issuer in which Seix invests assets of the Fund.

THE FEDERATED INVESTMENT SELECTION PROCESS

Federated is primarily responsible for the Fixed Income Opportunities Fund’s investments in high yield securities. In making investment decisions with respect to high yield securities, Federated selects securities it believes have attractive risk-return characteristics. Federated typically analyzes the issuer’s financial condition, business and product strength, competitive position and management expertise in an effort to seek to identify issuers with the ability to meet their obligations and the potential to improve their overall financial health. Federated strives to adhere to a strong sell discipline and generally effects a sale if it believes a security’s future total return has become less attractive relative to other securities, the company begins to perform poorly, the industry outlook changes, or any other event occurs that changes Federated’s investment conclusion.

THE GML INVESTMENT SELECTION PROCESS

GML is primarily responsible for the Fixed Income Opportunities Fund’s investments in high yield emerging market securities. GML’s investment process combines “top down” and “bottom up” analyses. The “top down” approach includes analysis of prevailing national and international economic conditions, industry dynamics and political risk. The “bottom up” approach includes analysis of an issuer’s financial reports, cash flows, currency risk, leverage and capital structure. GML’s investment process encompasses financial reviews, meetings with companies’ management, on-the-ground intelligence from GML’s overseas offices, and external research and insights gleaned from legal advisers and industry contacts. GML generally selects investments to provide issuer, industry and country diversification and it expects the average credit rating of its portion of the Fund’s portfolio to be B or

CITY NATIONAL ROCHDALE FUNDS | PAGE 74

higher. All investments in GML’s portion of the portfolio are subject to periodic credit reviews when financial results become available, and when credit rating changes or other material economic developments are observed.

THE FUND’S INVESTMENTS IN POLICIES

The Adviser manages the Fixed Income Opportunities Fund’s investments in Policies. The Fund may invest in Policies directly or through the Subsidiary. The Subsidiary is advised by the Adviser. The Policies may include whole, universal, variable universal, term and survivorship Policies. The Fund will not invest in Policies resulting from stranger-originated life insurance (STOLI) transactions (transactions in which an investor induces a senior citizen to take out a life insurance policy, not for the purpose of protecting his or her family, but for the purpose of transferring the policy to the investor for a financial benefit). The Fund’s investments in Policies consist primarily of Policies issued by insurance companies rated B+ or better for financial stability by AMBEST and/or BB+ or better from Standard & Poor’s (or a rating of similar quality or better by a different nationally recognized statistical ratings organization). Before investing in any Policy, the Adviser performs a due diligence review of the insured owner of the Policy. The Adviser generally expects to select only Policies issued by U.S. life insurance companies and where the insured is over the age of 65. The Fund will not purchase Policies directly from insureds. The Fund will not invest in Policies covering an insured who has a terminal illness and is expected to die within two years. The life expectancies of the insureds covered by the Policies held by the Fund are expected to range from one to ten years and the weighted average life expectancy of the insureds is not expected to exceed eight years. The Fund is required to make ongoing premium payments for Policies in which it invests and may set aside a portion of its net assets to be used to make future policy premium payments. The Fund has retained Financial Life Services, LLC (“FLS”), an experienced life settlement originator, to provide certain administrative services to the Fund regarding the Policies and the Adviser will pay FLS an annual servicing fee on each Policy held by the Fund.

More about the Multi-Asset Fund

MORE ABOUT THE PRINCIPAL INVESTMENT STRATEGIES

The Multi-Asset Fund is a “fund of funds,” a term used to describe mutual funds that pursue their investment objectives by investing all or substantial portions of their assets in other mutual funds or other types of funds. The cost of investing in the Fund is generally higher than the cost of investing in a mutual fund that invests solely in individual stocks and bonds. By investing in the Fund, an investor indirectly bears fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the Fund’s shareholders and may therefore increase the amount of taxes payable by shareholders. The underlying funds in which the Fund may invest include other funds in the City National Rochdale Funds family (“affiliated” funds) as well as funds unaffiliated with City National Rochdale Funds (“unaffiliated” funds).

INFORMATION ABOUT AFFILIATED UNDERLYING FUNDS

The Multi-Asset Fund intends to invest a portion of its assets in the Prime Money Market Fund, Corporate Bond Fund, Government Bond Fund, Limited Maturity Fixed Income Fund, and High Yield Bond Fund, each of which is managed by the Adviser. Descriptions of each of these Funds’ principal investment strategies and principal investment risks are included in this Prospectus. Additional information about these Funds’ investments and related risks may be found in the SAI.

INFORMATION ABOUT UNAFFILIATED UNDERLYING FUNDS

The Multi-Asset Fund also intends to invest in unaffiliated exchange-traded funds and mutual funds which invest in various types of securities. Detailed descriptions of these funds’ principal investment strategies and principal investment risks may be found in the prospectuses for the respective unaffiliated underlying funds.

INFORMATION ABOUT BONDS

In selecting the Multi-Asset Fund’s investments in fixed income securities, the Adviser considers, but does not impose requirements with respect to, duration. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Under normal circumstances, the Fund’s investments in fixed income securities consist primarily of fixed rate bonds held through investments in other investment companies, with maturities of ten years or less.

More about the Diversified Equity Fund

On September 17, 2013, the Board of Trustees of the Trust approved the reorganization of the Diversified Equity Fund into the U.S. Core Equity Fund (the “Reorganization”). The Reorganization is subject to approval by shareholders of the Diversified Equity Fund. Management of the Trust expects to call a meeting of the shareholders of the Diversified Equity Fund in the first quarter of 2014 to consider the Reorganization. If the Reorganization is approved by the shareholders of the Diversified Equity Fund, the Fund will transfer its assets to the U.S. Core Equity Fund and the U.S. Core Equity Fund will assume the liabilities of the Diversified Equity Fund. On the closing date of the Reorganization,

CITY NATIONAL ROCHDALE FUNDS | PAGE 75

Diversified Equity Fund shareholders will receive shares of the U.S. Core Equity Fund equal in aggregate net asset value to the value of their shares of the Diversified Equity Fund.

More about the Emerging Markets Fund

To the extent that the Emerging Markets Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly owned, collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is also managed by the Adviser. The Mauritius Subsidiary was formed to allow the Fund’s investments in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius. Please see “Risks of Investment through Mauritius” under “More About the Funds’ Risks – Principal Risks of the Funds” below for additional information.

The Mauritius Subsidiary will be managed in accordance with the Emerging Markets Fund’s policies and restrictions regarding leverage, liquidity, brokerage and valuation.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

more about the funds’ risks

PRINCIPAL RISKS OF THE FUNDS

Set forth below is more information about certain of the principal risks that apply to the Funds:

General Market Risk (All Funds) – The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which a Fund invests are affected by the economy. The value of a Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time. A specific discussion of market risks affecting both the equity and bond markets follows.

Management (All Funds) – A Fund’s performance depends on the Adviser’s (and sub-adviser’s, as applicable) skill in making appropriate investments. As a result, the Fund may underperform markets in which it invests or similar funds.

Defensive Investments (All Funds) – The securities in which each Fund invests, and the strategies described in this Prospectus, are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Fund may invest up to 100% of its assets in cash or cash equivalents, which would not ordinarily be consistent with the Fund’s investment goals. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions.

Here are the principal risks that apply to the Money Market Funds:

No Guarantees (Money Market Funds) – An investment in a Money Market Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other

CITY NATIONAL ROCHDALE FUNDS | PAGE 76

government agency. Although each Money Market Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in a Money Market Fund. Additionally, you should be aware that a very small number of money market funds in other fund complexes have in the past “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should be aware that the Adviser and its affiliates are under no obligation to provide financial support to the Fund or take other measures to ensure that you receive $1.00 per share for your investment in the Fund. You should not invest in the Fund with the expectation that any such action will be taken. You should also be aware that the Adviser and its affiliates have from time to time voluntarily waived, and as of the date of this Prospectus are continuing to waive, fees in order to support the Money Market Funds’ yields, but are under no obligation to continue to do so, and may terminate any such waivers at any time.

The Effect of Interest Rates (Money Market Funds) – A Money Market Fund’s yield is affected by short-term interest rate changes. When rates decline, a Money Market Fund’s yield will typically fall, but less quickly than prevailing market rates. When rates increase, a Money Market Fund’s yield will typically rise, but not as quickly as market rates. Interest rates in the United States have recently been historically low. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price. From time to time, the Adviser and its affiliates may reimburse or otherwise reduce the Fund’s expenses or may waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share, for the purpose of avoiding a negative yield. Any such expense reimbursements, reductions or waivers are voluntary and temporary and may be terminated by the Adviser or its affiliates at any time without notice. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Fund’s yield. Under these new regulations, the Fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and the Fund may have a lower yield than money market funds with a different shareholder base. In addition, future regulations may also have a negative effect on the Fund’s yield.

Market Risk of Fixed Income Securities (Money Market Funds) – By investing in fixed income securities, a Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Credit (Money Market Funds) – Each Money Market Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by a Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by a Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If a Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the Fund may obtain a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or assets that it could not otherwise purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

If, after purchase, the credit rating on a security is downgraded by one or more rating agencies or the credit quality deteriorates, the Adviser or the Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Redemptions (Money Market Funds) – Each Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, the decision maker may cause redemptions by those shareholders, which may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune

CITY NATIONAL ROCHDALE FUNDS | PAGE 77

times, the Fund’s ability to maintain a stable $1.00 share price may be affected. In addition, the Fund may suspend redemptions when permitted by applicable regulations.

Government-Sponsored Entities (Prime Money Fund and Government Money Fund) – The Funds may invest in securities issued by government-sponsored entities consisting principally of Fannie Mae, FHLB, Freddie Mac and Ginnie Mae, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. Fannie Mae guarantees full and timely payment of all interest and principal of its pass-through securities, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB securities are not backed by the U.S. Government. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Financial Services Firms (Prime Money Fund) – Financial institutions are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions. Financial services firms, like banks, depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance lending and other operations. As a result, these firms generally are sensitive to changes in money market and general economic conditions. For instance, when a bank’s borrowers experience financial difficulties, their failure to repay the bank will adversely affect the bank’s financial situation. Financial services firms are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

California Risk Factors (California Money Fund) – The Fund may be subject to greater risks than other tax exempt funds that are diversified across issuers located in a number of states. Because the Fund concentrates its investments in California municipal securities, it is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the holdings of the Fund. California municipal securities issuers rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on their securities. See the SAI for more detailed information regarding California developments. In addition, although one of the goals of the Fund is to provide income exempt from federal and California state personal income taxes, some of the Fund’s income may be subject to the AMT.

Municipal Obligations (California Money Fund) – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

Here are the principal risks that apply to the Bond Funds:

Market Risk of Fixed Income Securities (Bond Funds) – By investing directly or indirectly in fixed income securities, a Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Rating Agencies (Bond Funds) – A credit rating is not an absolute standard of quality, but rather a general indication that reflects only the view of the originating rating agency from which an explanation of the significance of its ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating

CITY NATIONAL ROCHDALE FUNDS | PAGE 78

will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the liquidity or market price of the securities in which the Fund invests.

Prepayments (Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, Muni High Income Fund, High Yield Bond Fund , Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – The principal of the loans underlying mortgage-backed, asset-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

Extension (Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, Muni High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – Rising interest rates can cause the average maturity of a Fund’s holdings of mortgage-backed, asset-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of a Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed or other pass-through security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed, asset-backed and other pass-through securities may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

Government-Sponsored Entities (Government Bond Fund, Limited Maturity Fund and Intermediate Fixed Income Fund) – The Funds may invest in securities issued by government-sponsored entities consisting principally of Fannie Mae, FHLB, Freddie Mac and Ginnie Mae, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. Fannie Mae guarantees full and timely payment of all interest and principal of its pass-through securities, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB securities are not backed by the U.S. Government. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Sub-Adviser Allocation (Fixed Income Opportunities Fund) – The Adviser divides the Fund’s investment portfolio into various “sleeves,” each of which is managed by one of the Fund’s sub-advisers. From time to time, the Adviser adjusts the size of these sleeves based on a variety of factors, including the sleeves’ relative performance. Accordingly, the Fund’s performance is affected by the Adviser’s decisions concerning how much of the Fund’s portfolio it allocates for management by each of the Fund’s sub-advisers or to retain for management by the Adviser.

Municipal Obligations (California Tax Exempt Bond Fund and Muni High Income Fund) – U.S. state and local governments issuing municipal securities held by the Funds rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

Foreign Securities (Corporate Bond Fund, High Yield Bond Fund and Fixed Income Opportunities Fund) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Some risks of investing in securities of foreign companies include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis.

Emerging Markets Securities (Corporate Bond Fund and Fixed Income Opportunities Fund) – Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

•	Less social, political and economic stability;

•	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

•	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	Less transparent and established taxation policies;

CITY NATIONAL ROCHDALE FUNDS | PAGE 79

•	Less developed regulatory or legal structures governing private and foreign investments or allowing for judicial redress for injury to private property;

•	Less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

•	Inadequate, limited and untimely financial reporting;

•	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Funds transact;

•	Risk of government seizure of assets;

•	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

•	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

•	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

•	Greater sensitivity to interest rate changes;

•	Fraudulent activities of management;

•	Smaller, more volatile and less liquid securities markets;

•	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

•	Greater debt burdens relative to the size of the economy;

•	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

•	Less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries

Because of the above factors, investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

Frontier Markets Securities (Fixed Income Opportunities Fund) – Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.  The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries.

Governments of many frontier market countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may be adversely affected by economic conditions in the countries with which they trade.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

Interest Rate Risk of Preferred Securities (High Yield Bond Fund) – Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed income securities, which also make fixed payments, the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Convertible Securities (High Yield Bond Fund) – Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

High Yield (“Junk”) Bonds (Muni High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest

CITY NATIONAL ROCHDALE FUNDS | PAGE 80

payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. The Muni High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in unrated securities. Lower rated securities and unrated equivalents are speculative and may be in default.

Bank Loans (Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – Fixed income assets, including bank loans, pay fixed, variable or floating rates of interest.  The value of such assets will change in response to fluctuations in market spreads and interest rates.  In particular, a decline in the level of LIBOR or any other applicable floating rate index could reduce the interest payments that a Fund receives with respect to such investments.  In addition, the value of certain fixed-income assets can decrease in response to changes or perceptions of changes in issuers’ creditworthiness, foreign exchange rates, political stability or soundness of economic policies, among other considerations.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans.  Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions.  As a result of these limitations, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Market Risk of Equity Securities (Fixed Income Opportunities Fund) – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company. The Fund is also subject to the risk that its principal equity market segment may underperform other equity market segments or the market as a whole.

California Risk Factors (California Tax Exempt Bond Fund) – The Fund may be subject to greater risks than other tax exempt funds that are diversified across issuers located in a number of states. Because the Fund concentrates its investments in California municipal securities, it is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the holdings of the Fund. California municipal securities issuers rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on their securities. See the SAI for more detailed information regarding California developments. In addition, although one of the goals of the Fund is to provide income exempt from federal and California state personal income taxes, some of the Fund’s income may be subject to the AMT.

Non-Diversification (California Tax Exempt Bond Fund) – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations.

Underlying Funds (California Tax Exempt Bond Fund and Fixed Income Opportunities Fund) – A Fund may invest in shares of other investment companies, including open-end investment companies or “mutual funds” and closed-end investment companies. A Fund will bear a pro-rata portion of the operating expenses of any such company.

Among the kinds of investment companies in which a Fund may invest are exchange-traded funds, such as the iShares Trust and iShares, Inc. (“iShares”). Such exchange-traded funds or “ETFs” are designed to replicate the performance of a stock market index or a group of indices in a particular country or region and may provide an efficient means of achieving the Fund’s holdings in the designated geographic sector.

Investments in ETFs are subject to market risk and liquidity risk as well as tracking risk, which is the risk that an ETF will not be able to replicate the performance of the index it tracks. The total return generated by the underlying securities held by an ETF will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other expenses of the ETF. Additionally, certain securities comprising the indices tracked by the exchange-traded funds may, from time-to-time, be temporarily unavailable.

Liquidity Risk (High Yield Bond Fund, Muni High Income Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – Liquidity risk exists when particular

CITY NATIONAL ROCHDALE FUNDS | PAGE 81

investments are difficult to purchase or sell due to a limited market or to legal restrictions, which may prevent a Fund from selling particular securities at the price at which the Fund values them. The market for illiquid securities is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for a Fund’s illiquid investments. Some senior loans are not as easily purchased or sold as publicly-traded securities due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans. As a result, some senior loans are illiquid, which means that a Fund’s ability to sell such instruments at an acceptable price may be limited when it wants to do so in order to generate cash or avoid losses. Highly leveraged senior loans (or senior loans in default) also may be less liquid than other senior loans. If a Fund voluntarily or involuntarily sold those types of senior loans, it might not receive the full value it expected. There is currently no established secondary market for the Policies in which the Fixed Income Opportunities Fund invests, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Although most of the Muni High Income Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Muni High Income Fund holds illiquid investments, its portfolio may be hard to value, especially in changing markets. If the Muni High Income Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Muni High Income Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the Muni High Income Fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

Interest and Credit Risk (Bond Funds) – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring a Fund to replace a particular loan with another, lower-yield security. The senior loans in which a Fund invests have floating or adjustable interest rates. For this reason the values of senior loans may fluctuate less than the value of fixed-rate debt securities. However, the interest rate of some senior loans adjust only periodically. Between the times that interest rates on senior loans adjust, the interest rates on those senior loans may not correlate to prevailing interest rates. This will affect the value of the loans and may cause the net asset values of a Fund’s shares to fluctuate.

In addition to interest rate risk, changes in the creditworthiness of an issuer of fixed income securities and the market’s perception of that issuer’s ability to repay principal and interest when due can also affect the value of fixed income securities held by a Fund. Credit risk relates to the ability of the borrower that has entered into a senior loan or the issuer of a debt security to make interest and principal payments on the loan or security as they become due. If the borrower or issuer fails to meet its obligations (e.g., to pay principal and interest when due) the net asset value of a Fund’s shares might be reduced. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the value of that issuer’s securities. A Fund’s investments in senior loans and other debt securities, particularly those below investment grade, are subject to risks of default. Where instruments held by a Fund are collateralized, the underlying lenders may have difficulty liquidating the collateral or enforcing their rights under the terms of the loan agreement and related documents if a borrower defaults or collateral may be insufficient or set aside by a court. The Funds are also exposed to credit risk to the extent they use over-the-counter derivatives (such as swap contracts) or they engage to a significant extent in the lending of Fund securities or the use of repurchase agreements.

Financial Services Firms (Fixed Income Opportunities Fund) – Financial institutions are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions. Financial service firms, like banks, depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance lending and other operations. As a result, these firms generally are sensitive to changes in money market and general economic conditions. For instance, when a bank’s borrowers experience financial difficulties, their failure to repay the bank will adversely affect the bank’s financial situation. Financial services firms are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

ETFs (Fixed Income Opportunities Fund) – Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium

CITY NATIONAL ROCHDALE FUNDS | PAGE 82

or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index or indices it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index or indices with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Life Insurance Policy Risk (Fixed Income Opportunities Fund) – The Fund may invest in beneficial interests in Policies. The Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy due to liquidity issues or for any other reason, the Policy will lapse and the Fund will lose its ownership interest in the Policy.

There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. In addition, market quotations will not be readily available for the Policies in which the Fund invests and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. Many factors may influence the price at which the Fund could sell a Policy and the sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. Valuing assets using fair value methodologies involves greater reliance on judgment than valuing assets based on market quotations. Among other things, incomplete or inaccurate information regarding an insured can cause the Fund to hold a Policy at a different carrying value than would have been the case had the information been known to the Fund. Privacy laws may also limit the information available about insureds. The Fund obtains life expectancy information from third party life expectancy evaluation firms; however, the life expectancies are only estimates based upon available medical and actuarial data, and no one can predict with certainty when a particular insured will die. The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. Unanticipated delays in the collection of a substantial number of Policies caused by underestimating an insured’s life expectancy could have a material adverse effect on the Fund.

An insurer may be unable or refuse to pay benefits on a Policy. Although the Fund intends to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the issuing life insurance company or the insured’s heirs. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability. Credit ratings of insurance companies are not a guarantee of quality or a warranty, nor are they a recommendation by the rating agency to buy, sell or hold any financial obligations of such companies.

While the market for Policies has experienced substantial growth, there can be no certainty that this market will remain active and a decrease in the market may result in difficulty purchasing or selling Policies at desired prices and in desired quantities. The market for Policies may also be subject to new government regulation that may impact the Fund’s ability to purchase or sell Policies.

Tax Risk (Fixed Income Opportunities Fund) – To qualify for treatment as a RIC under the Code, the Fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If the Fund were to fail to meet any of these requirements, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates (without reduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC, shareholders of the Fund could realize significantly diminished returns from their investments in the Fund. In the alternative, the Fund might be able to preserve its RIC qualification under those circumstances by meeting certain conditions, which might subject the Fund to certain additional taxes.

Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with investments in any other non-qualifying sources, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Subsidiary. The Fund has not received a private letter ruling from the Internal Revenue Service (the “IRS”) confirming that income from the Subsidiary would be qualifying income for purposes of the Fund’s RIC status. However, the Fund is in the process of obtaining an opinion of counsel, based on representations from the Fund and the Subsidiary, that actual distributions made to the Fund by the Subsidiary will, more likely than not, be treated as qualifying income. As a result either of direct investments in Policies or investments through the Subsidiary, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund fails to meet the 10% requirement, the Fund may be subject to the federal income tax consequences described in the preceding paragraph. Alternatively, if the Fund fails to meet the 10% requirement, the Fund may be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income.

Under current IRS guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation, such as the Subsidiary, are generally subject to U.S. federal income tax

CITY NATIONAL ROCHDALE FUNDS | PAGE 83

withholding at a 30% rate. The Subsidiary intends to qualify for benefits under the U.S.-Ireland tax treaty which would include an exemption from such withholding. There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Subsidiary. In such a case, the Subsidiary may be able to obtain a refund from the IRS.

The tax treatment of the Policies and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund. Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Subsidiary or the Fund, may also have an adverse tax effect on the Subsidiary, the Fund and its shareholders.

Wholly-Owned Subsidiary (Fixed Income Opportunities Fund) – The Fund may invest in Policies by investing in the Subsidiary, which is a wholly-owned subsidiary of the Fund organized under the laws of Ireland. The Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in this Prospectus and the Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or Ireland could affect the ability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could negatively affect the Fund and its shareholders. The Subsidiary (unlike the Fund) may invest an unlimited portion of its net assets in Policies. However, the Subsidiary otherwise is subject to the Fund’s investment restrictions and other policies. The Subsidiary also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. government securities. To the extent that the Fund invests in the Subsidiary, it will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are discussed elsewhere in this Prospectus and the Statement of Additional Information.

Private Activity Bonds (Muni High Income Fund) — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Here are the principal risks that apply to the Multi-Asset Fund:

Allocation – Performance depends on the ability of the Fund’s investment manager to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

Underlying Funds – Because the Fund invests a significant portion of its assets in underlying funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. There can be no assurance that the investment goal of any underlying fund will be achieved.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Market Risk of Fixed Income Securities – By investing directly or indirectly in fixed income securities, the Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Prepayments – The principal of loans underlying mortgage-backed, asset-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed, asset-backed or other pass-through securities to lengthen

CITY NATIONAL ROCHDALE FUNDS | PAGE 84

unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed or other pass-through security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed, asset-backed and other pass-through securities may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indication that reflects only the view of the originating rating agency from which an explanation of the significance of its ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the liquidity or market price of the securities in which the Fund invests.

Interest Rate Risk of Preferred Stock – Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed income securities, which also make fixed payments, the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default or downgrade, are more volatile than investment grade securities and are considered speculative by the major credit rating agencies. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. There is no lower limit on the ratings of high yield securities that may be purchased or held by the Fund or an underlying fund. In addition, the Fund may invest directly or indirectly in unrated securities. Lower rated securities and unrated equivalents are speculative and may be in default.

Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, which may prevent the Fund from selling particular securities at the price at which the Fund values them. The market for illiquid securities is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for the Fund’s illiquid investments. Some senior loans are not as easily purchased or sold as publicly-traded securities due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans. As a result, some senior loans are illiquid, which means that the Fund’s ability to sell such instruments at an acceptable price may be limited when it wants to do so in order to generate cash or avoid losses. Highly leveraged senior loans (or senior loans in default) also may be less liquid than other senior loans. If the Fund voluntarily or involuntarily sold those types of senior loans, it might not receive the full value it expected.

Municipal Obligations – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Foreign government obligations are also subject to similar risks that the issuer of the obligations may be unable or unwilling to repay principal or interest when due.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Some risks of investing in securities of foreign companies include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis.

Emerging Market Securities – Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

•	Less social, political and economic stability;

•	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

CITY NATIONAL ROCHDALE FUNDS | PAGE 85

•	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	Less transparent and established taxation policies;

•	Less developed regulatory or legal structures governing private and foreign investments or allowing for judicial redress for injury to private property;

•	Less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

•	Inadequate, limited and untimely financial reporting;

•	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

•	Risk of government seizure of assets;

•	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

•	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

•	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

•	Greater sensitivity to interest rate changes;

•	Fraudulent activities of management;

•	Smaller, more volatile and less liquid securities markets;

•	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

•	Greater debt burdens relative to the size of the economy;

•	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

•	Less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries

Because of the above factors, investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

Here are the principal risks that apply to the Equity Funds:

Market Risk of Equity Securities (Equity Funds) – By investing directly or indirectly in stocks, a Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Foreign Investments (Diversified Equity Fund, Emerging Markets Fund and Socially Responsible Equity Fund) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. The Funds invest in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, and are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investment in foreign securities. Some risks of investing in securities of foreign companies include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis.

Emerging Markets Securities (Emerging Markets Fund) – Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

•	Less social, political and economic stability;

CITY NATIONAL ROCHDALE FUNDS | PAGE 86

•	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

•	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	Less transparent and established taxation policies;

•	Less developed regulatory or legal structures governing private and foreign investments or allowing for judicial redress for injury to private property;

•	Less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

•	Inadequate, limited and untimely financial reporting;

•	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

•	Risk of government seizure of assets;

•	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

•	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

•	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

•	Greater sensitivity to interest rate changes;

•	Fraudulent activities of management;

•	Smaller, more volatile and less liquid securities markets;

•	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

•	Greater debt burdens relative to the size of the economy;

•	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

•	Less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries

Because of the above factors, investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

Investment Style (U.S. Core Equity Fund, Socially Responsible Equity Fund and Emerging Markets Fund) – A core equity style is primarily used to select investments for the U.S. Core Equity Fund, and a value style is primarily used to select investments for the Socially Responsible Equity Fund and a growth style is primarily used to select investments for the Emerging Markets Fund. These styles may fall out of favor, may underperform other styles and may increase the volatility of a Fund’s share price.

Small and Medium Capitalization (Mid-Cap) Companies (Dividend & Income Fund, Emerging Markets Fund, U.S. Core Equity Fund, Diversified Equity Fund, and Socially Responsible Equity Fund) – Investing in securities of small- and mid-capitalization companies involves greater risk than investing in larger companies, because smaller companies may be subject to more abrupt or erratic share price changes than larger companies. Smaller companies typically have more limited product lines, markets, or financial resources than larger companies, and their management may be dependent on a limited number of key individuals. Small companies may have limited market liquidity, and their prices may be more volatile. These risks are greater when investing in the securities of newer small companies. As a result, small company stocks, and therefore a Fund, may fluctuate significantly more in value than will larger company stocks and mutual funds that focus on them.

Foreign Currency Risk (Emerging Markets Fund) – The Fund’s direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of the Adviser to predict movements in exchange rates. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Real Estate Investment Trust (“REIT”) Risk (Dividend & Income Fund) – Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that

CITY NATIONAL ROCHDALE FUNDS | PAGE 87

returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs are subject to legislative or regulatory changes, adverse market conditions and increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Qualification as a REIT under the Code in any particular year involves a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as REITs will qualify as REITs. An entity that failed to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-term capital gains character of such gains earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain.

Financial Services Firms (Emerging Markets Fund) – Financial institutions are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions. Financial services firms, like banks, depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance lending and other operations. As a result, these firms generally are sensitive to changes in money market and general economic conditions. For instance, when a bank’s borrowers experience financial difficulties, their failure to repay the bank will adversely affect the bank’s financial situation. Financial services firms are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

Sector Concentration (Emerging Markets Fund) – The Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy.  To the extent the Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Risks of Consumer Discretionary Investments (Emerging Markets Fund) – The success of consumer product manufacturers and retailers is tied closely to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Non-diversification (Emerging Markets Fund) – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Risks of Investment through Mauritius (Emerging Markets Fund) – The Emerging Markets Fund currently intends to invest indirectly in securities of Indian companies through the Mauritius Subsidiary, an entity formed in the Republic of Mauritius that will also be managed by the Adviser. The Mauritius Subsidiary will seek to maintain residency in Mauritius in order to allow the Fund to take advantage of the currently effective income tax treaty between India and Mauritius. The Supreme Court of India has upheld the validity

CITY NATIONAL ROCHDALE FUNDS | PAGE 88

of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities. The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty. The Mauritius Subsidiary has received a Tax Residence Certificate from the Mauritian Commissioner of Income Tax.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid. The Fund can take advantage of this zero tax rate through its investments through the Mauritius Subsidiary. The Indian tax rate on short-term capital gains is currently 15%. The primary tax advantage of investing through the Mauritius Subsidiary and relying on the India-Mauritius treaty is the elimination of the 15% Indian tax on short-term capital gains. Any change in the provisions of this treaty, in its applicability to the Fund or the Mauritius Subsidiary, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments. Recently, amendments to the treaty have been proposed. If enacted in their proposed form, these or any other changes to the treaty, Indian or Mauritian tax laws, or the manner in which the treaty and such laws are applied to the Fund or the Mauritius Subsidiary, might have an adverse tax effect on the Fund and its shareholders, possibly with retroactive effect.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE FUNDS

The following risks of the Funds referred to below are related to non-principal investment strategies of those Funds. These risks are in addition to the principal risks of the Funds discussed above.

Sector Concentration (All Funds) – From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Portfolio Turnover (All Funds) – Each Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. The Multi-Asset Fund’s underlying funds may have similar policies. Annual portfolio turnover of 100% or more is considered high.

Municipal Obligations (Government Money Fund and Prime Money Fund) – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

Tobacco-Free Investments (Limited Maturity Fund, U.S. Core Equity Fund, Diversified Equity Fund, and Socially Responsible Equity Fund) – The Funds follow a guideline of restricting investment in securities of tobacco-related companies through the research of MSCI ESG Research. This may reduce the total returns of the Funds during certain periods.

Commodities (Multi-Asset Fund) – The Fund may invest a portion of its assets in exchange-traded notes or exchange-traded funds that are linked to commodities or commodities indexes. The Fund’s direct or indirect exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or risks affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Foreign Currencies (Multi-Asset Fund) – The Fund’s direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of the Adviser to predict movements in exchange rates. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may

CITY NATIONAL ROCHDALE FUNDS | PAGE 89

differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Hedge Funds (Multi-Asset Fund) – The Fund may invest up to 10% of its net assets in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use. Hedge Funds are not registered as investment companies under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Therefore, the Fund, as an investor in Hedge Funds, does not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Multi-Asset Fund may receive securities that are illiquid or difficult to value. The Fund considers its investments in Hedge Funds to be illiquid.

Inflation-Indexed Bonds (Multi-Asset Fund) – The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds may react differently than other fixed income securities to changes in interest rates. Because interest rates on inflation-indexed bonds are adjusted for inflation, the values of these bonds are not materially affected by inflation expectations. Therefore, the values of inflation-indexed bonds are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security falls when real interest rates rise and rises when real interest rates fall.

Real Estate Investment Trust (“REIT”) Risk (Multi-Asset Fund) – Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs are subject to legislative or regulatory changes, adverse market conditions and increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns.

Qualification as a REIT under the Code in any particular year involves a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as REITs will qualify as REITs. An entity that failed to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-term capital gains character of such gains earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.

Repurchase Agreements (Multi-Asset Fund) – The Fund may invest in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. The Fund may also invest in repurchase agreements collateralized by securities

CITY NATIONAL ROCHDALE FUNDS | PAGE 90

issued by foreign issuers, which are also subject to the risks associated with foreign securities discussed above under “Principal Risks of the Funds.”

Sector Concentration (Muni High Income Fund) – From time to time the Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent the Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

management of the funds

INVESTMENT MANAGER

City National Rochdale, (the “Adviser”) provides the Funds, the Subsidiary and the Mauritius Subsidiary with investment management services. The Adviser’s address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

The Adviser is a wholly owned subsidiary of City National Bank (“CNB”) with approximately $22.1 billion in assets under management as of December 31, 2013. CNB, a federally chartered commercial bank founded in the early 1950s, is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2013, CNB and its affiliates had approximately $64.7 billion in assets under administration, which includes approximately $45 billion in assets under management.

Subject to the oversight of the Board of Trustees, the Adviser has complete discretion as to the purchase and sale of investments for the Funds it directly manages, consistent with each such Fund’s investment objective, policies and restrictions.

The Adviser is responsible for the evaluation, selection and monitoring of the sub-advisers of the Muni High Income Fund, High Yield Bond Fund, Fixed Income Opportunities Fund and Socially Responsible Equity Fund (collectively, the “Sub-advised Funds”). The Adviser selects sub-advisers based on a variety of factors, including investment style, performance record and the characteristics of each sub-adviser’s typical investments. The assets of the Fixed Income Opportunities Fund are divided into various sleeves and the Adviser is responsible for allocating the assets among the sub-advisers in accordance with their specific investment styles.

The sub-advisers manage the Sub-advised Funds’ investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for these Funds. Subject to the oversight of the Adviser and the Board of Trustees, the sub-advisers have complete discretion as to the purchase and sale of investments for these Funds consistent with each Fund’s investment objective, policies and restrictions.

The Adviser (and prior to September 10, 2013, City National Asset Management, Inc. (“CNAM”), which was reorganized into City National Rochdale effective September 10, 2013) received a fee from each Fund below for its investment management services at the annual rates set forth in the following table for the fiscal year ended September 30, 2013. Each annual rate is stated as a percentage of the average annual net assets of the Fund. These fees reflect fee waivers

CITY NATIONAL ROCHDALE FUNDS | PAGE 91

or reimbursements of fees waived by the Adviser or CNAM in prior years. The sub-advisers are compensated out of the investment management fees paid to the Adviser.

Government Money Market Fund	0.06%
Prime Money Market Fund	0.13%
California Tax Exempt Money Market Fund	0.09%
Limited Maturity Fund	0.50%
Government Bond Fund	0.42%
Corporate Bond Fund	0.40%
California Tax Exempt Bond Fund	0.26%
High Yield Bond Fund(1)	0.66%
Multi-Asset Fund	0.50%
Diversified Equity Fund	0.65%
Socially Responsible Equity Fund	0.75%

(1)	Effective January 28, 2013, the management fee was reduced from 0.75% to 0.60%.

The Adviser received a fee from each Fund below (and prior to March 29, 2013, from the Funds’ Predecessor Funds) for its investment management services at the annual rates set forth in the table below for the fiscal year ended September 30, 2013. Each annual rate is stated as a percentage of the average annual net assets of the Fund. These fees reflect fee waivers or reimbursements of fees waived by the Adviser in prior years. The sub-advisers are compensated out of the investment management fees paid to the Adviser.

Dividend & Income Fund	0.47%
Intermediate Fixed Income Fund	0.90%
Fixed Income Opportunities Fund	0.38%
Emerging Markets Fund	0.46%

The Adviser receives a fee from the Muni High Income Fund for its investment management services at the annual rate of 0.45% of the average annual net assets of the Muni High Income Fund. The Adviser has voluntarily agreed to limit its fees or reimburse expenses with respect to the Muni High Income Fund to the extent necessary to keep total annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) at or below the annual rates set forth in the following table. The Adviser intends to continue this arrangement at least through January 31, 2015. Any fee reductions or reimbursements may be repaid to the Adviser within three years after they occur if such repayments can be achieved within the Muni High Income Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Servicing Class	Class N
0.90%	1.15%

The Adviser has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) at or below the levels set forth in the following table. To the extent that the excluded expenses are incurred, total operating expenses may exceed the agreed upon limits. The Adviser intends to continue these arrangements for the Money Market Funds until further notice and, for Funds other than the Money Market Funds, at least through January 31, 2015. Any fee reductions or reimbursements may be repaid to the Adviser within three years after they occur if such repayments can be achieved within a Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied. Any such repayments will be ratified by the City National Rochdale Funds’ Board.

	Institutional Class	Servicing Class	Class N	Class S
Government Money Market Fund	N/A	0.63%	0.87%	1.07%
Prime Money Market Fund	0.38%	0.63%	0.87%	1.07%
California Tax Exempt Money Market Fund	N/A	0.55%	0.78%	0.98%
Limited Maturity Fund*	0.67%	N/A	0.92%	N/A
Government Bond Fund	0.53%	0.78%	1.03%	N/A
Corporate Bond Fund	N/A	0.76%	1.01%	N/A
California Tax Exempt Bond Fund	N/A	0.63%	0.88%	N/A
High Yield Bond Fund	0.70%	0.95%	1.20%	N/A
Intermediate Fixed Income Fund	0.51%	N/A	1.01%	N/A
Fixed Income Opportunities Fund	N/A	N/A	1.09%	N/A
Multi-Asset Fund	0.99%	1.24%	1.49%	N/A
Dividend & Income Fund	N/A	N/A	1.11%	N/A
U.S. Core Equity Fund	0.55%	0.80%	1.05%	N/A
Diversified Equity Fund*	0.85%	N/A	1.10%	N/A
Socially Responsible Equity Fund*	0.89%	N/A	1.14%	N/A

CITY NATIONAL ROCHDALE FUNDS | PAGE 92

	Institutional Class	Servicing Class	Class N	Class S
Emerging Markets Equity Fund	N/A	N/A	1.61%	N/A

*
With respect to the Limited Maturity Fund, Diversified Equity Fund, and Socially Responsible Equity Fund, the voluntary limits in the table are in addition to the contractual expense limitations described in the fee table in each Fund’s summary section.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreement with the Adviser with respect to all Funds except the Muni High Income Fund is available in the Funds’ Annual Report for the fiscal year ended September 30, 2013. A discussion regarding the basis for the Board of Trustees’ approval of the Muni High Income Fund’s investment advisory agreement with the Adviser will be available in the Funds’ Semi-Annual Report for the fiscal period ended March 31, 2014.

SUB-ADVISERS AND PORTFOLIO MANAGERS

Following is certain information about the individuals employed by or associated with the Adviser or the relevant sub-adviser who are primarily responsible for the day-to-day management of each Fund’s investment portfolio (the “Portfolio Managers”), if any, and in the case of the Sub-advised Funds, certain information about the sub-advisers. The SAI contains additional information about the sub-advisers and the Portfolio Managers, including the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

MONEY MARKET FUNDS

All investment decisions for the Money Market Funds are made by the Adviser’s Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

LIMITED MATURITY FUND

Paul C. Single and William C. Miller, Jr. serve as portfolio managers for the Limited Maturity Fund.

Paul C. Single is Senior Vice President and Director – Fixed Income Investments of the Adviser. Mr. Single has over 26 years of institutional investment management experience and specializes in investment grade taxable fixed income securities. Prior to joining CNB in 2002, Mr. Single was a principal and portfolio manager of Wells Capital Management.

William C. Miller, Jr. is Senior Vice President and Director – Fixed Income Investments of the Adviser. Mr. Miller has over 13 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities. Prior to joining CNB in 2001, Mr. Miller was an Investment Officer with Fiduciary Trust International of California and from 1995 to 1998, was an Associate with Pacific Investment Management Company. Mr. Miller, a Chartered Financial Analyst, holds a bachelor’s degree with a concentration in Finance from California State University, Fullerton.

GOVERNMENT BOND FUND

Paul C. Single and Robert Harder serve as portfolio managers for the Government Bond Fund.

Information about Mr. Single’s background and experience is provided above under “Limited Maturity Fund.”

Robert Harder is Senior Vice President and Senior Portfolio Manager of the Adviser and specializes in the research, analysis, selection and trading of fixed income securities. Mr. Harder has over 15 years of investment management experience. Prior to joining CNB in 2005, he served as a portfolio manager and relationship manager at Wells Capital Management, the registered investment adviser group at Wells Fargo Bank. Prior to joining Wells Fargo, Mr. Harder served as supervisor of investment performance for Wilshire Associates Incorporated. Mr. Harder holds a bachelor’s degree in History from UCLA.

CORPORATE BOND FUND

William C. Miller and Robert Harder serve as portfolio managers for the Corporate Bond Fund.

Information about Mr. Miller’s background and experience is provided above under “Limited Maturity Fund.”

Information about Mr. Harder’s background and experience is provided above under “Government Bond Fund.”

CALIFORNIA TAX EXEMPT BOND FUND

Gregory Kaplan and Kathleen Meyer serve as portfolio managers for the California Tax Exempt Bond Fund.

Gregory Kaplan serves as Senior Vice President and Director – Fixed Income Investments of the Adviser. Mr. Kaplan has over 20 years of experience in the financial industry. Prior to joining the Adviser, he served as vice president and portfolio manager for Robertson Stephens Asset Management. Mr. Kaplan is a Chartered Financial Analyst and holds an MBA in Finance from The Pamplin School of Business at Virginia Tech, and a BS in Finance from Rutgers University.

Kathleen Meyer is Senior Vice President and Senior Portfolio Manager of the Adviser, where she focuses on research, analysis, selection, and trading of tax-exempt fixed income securities. Ms. Meyer has over 25 years of experience in the investment industry. Prior to joining CNB in 2008, she served as senior vice president and senior portfolio manager at U.S. Trust. She has also served as vice president and tax-exempt high-net-worth specialist at Merrill Lynch, vice president and portfolio manager at First Interstate Bank, and portfolio manager at E. F. Hutton. Ms. Meyer holds a bachelor’s degree from Arizona State University.

CITY NATIONAL ROCHDALE FUNDS | PAGE 93

MUNI HIGH INCOME FUND

Waddell & Reed Investment Management Company (“Waddell & Reed”). Waddell & Reed currently serves as the Muni High Income Fund’s sub-adviser, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Waddell & Reed is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed provides investment advisory services to institutional clients including mutual funds, closed-end funds, retirement plans and separate account holders, and as of September 30, 2013, managed or sub-managed $ 45.2 billion in assets. Waddell & Reed is owned by Waddell & Reed, Inc.

The Muni High Income Fund is managed by Michael J. Walls, Senior Vice President of Waddell & Reed. He has been an employee of Waddell & Reed since March 1999, when he joined the company as an investment analyst. He earned a BA in economics and German from Denison University, and an MBA with an emphasis in finance from Xavier University. Mr.Walls holds a Certificate of General Insurance.

A discussion regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement with Waddell & Reed will be available in the Funds’ Semi-Annual Report for the fiscal period ended March 31, 2014.

HIGH YIELD BOND FUND

Guggenheim Partners Investment Management, LLC (“Guggenheim”). Guggenheim currently serves as the High Yield Bond Fund’s sub-adviser, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Guggenheim’s headquarters are located at 100 Wilshire Boulevard, Santa Monica, California 90401. Guggenheim provides investment advisory services to institutional clients including public pensions, corporate pensions, foundations, insurance companies and family offices, and as of December 31, 2013, managed or sub-managed approximately $122.1 billion in assets. Guggenheim is an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm which offers capital markets services, portfolio and risk management expertise, wealth management, investment management and family office services.

The High Yield Bond Fund is managed by Jeffrey Abrams, a Senior Managing Director and Portfolio Manager at Guggenheim. Mr. Abrams is a portfolio manager for Guggenheim’s Corporate Credit Strategies and is a member of the Investment Committee. He has been with Guggenheim Partners since May 2002. During his career at the firm, Mr. Abrams has been a senior analyst covering the food and beverage sectors, then subsequently led an industry team focused on investing across the leveraged credit markets in a number of industries, including financial institutions, retail, food and beverage, and consumer products.

Kevin Gundersen, CFA, Senior Managing Director, is the secondary portfolio manager for the High Yield Bond Fund. Mr. Gundersen is a portfolio manager for Guggenheim’s Corporate Credit Strategies and is a member of the Investment Committee. He has been with Guggenheim Partners since December 2002. During his career at the firm, Mr. Gundersen has been an analyst covering a variety of sectors, and subsequently led an industry team that focused on investing across the capital structure in the media, telecommunications and technology sectors.

A discussion regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement with Guggenheim is available in the Funds’ Annual Report for the fiscal year ended September 30, 2013.

INTERMEDIATE FIXED INCOME FUND

William C. Miller, Jr. and Paul C. Single are portfolio managers for the Intermediate Fixed Income Fund.

Information about Messrs. Miller’s and Single’s backgrounds and experience is provided above under “Limited Maturity Fund.”

FIXED INCOME OPPORTUNITIES FUND

City National Rochdale, LLC. Garrett R. D’Alessandro, Bruce Simon and William C. Miller, Jr. are portfolio managers for the Fixed Income Opportunities Fund.

Garrett R. D’Alessandro is the Adviser’s President and Chief Executive Officer and has over 27 years experience in the investment industry. He joined the Adviser in 1986. Mr. D’Alessandro, a Chartered Financial Analyst, holds an M.B.A. in Finance from the Stern School of Business at New York University.

Bruce Simon is Chief Investment Officer of the Adviser. Mr. Simon has over 25 years of experience in the investment industry. Prior to joining CNB in 2011, Mr. Simon served as Chief Investment Officer and a Managing Director at Ballentine Partners, an investment management firm, for three years. Prior to that, from 2002 to 2006, Mr. Simon served as Chief Investment Officer and a Managing Director at Morgan Stanley’s private wealth management division. Mr. Simon, a Chartered Financial Analyst, holds an MBA in Applied Economics from George Washington University and a bachelor’s degree from Penn State University.

Information about Mr. Miller’s background and experience is provided above under “Limited Maturity Fund.”

Seix Investment Advisors LLC. Seix began operating in 2008 as a registered investment adviser and wholly-owned subsidiary of RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC. Its predecessor, Seix Investment Advisers, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined RidgeWorth (formerly known as Trusco Capital Management, Inc.) as a fixed income investment management division. Seix is headquartered at 10

CITY NATIONAL ROCHDALE FUNDS | PAGE 94

Mountainview Road, Suite C-200, Upper Saddle River, New Jersey, 07458. As of December 31, 2013, Seix managed assets of approximately $26.6 billion. Seix also provides investment advisory services to other investment companies, corporations, endowments, foundations, public funds and other institutional investors.

George Goudelias has primary responsibility for day-to-day investment decisions with respect to Seix’s portion of the Fund. Mr. Goudelias is a Managing Director, Senior Portfolio Manager and Head of the High Yield Bank Loans and Bonds Group and has been with Seix since 2004.

Federated Investment Management Company. Federated is a wholly-owned subsidiary of Federated Investors, Inc., which through its advisory subsidiaries managed assets of approximately $376.1 billion as of December 31, 2013. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated. The fee for such services is paid by Federated and not by the Fund. Both Federated and FASC are headquartered at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. Federated also provides investment advisory services to other investment companies.

Mark E. Durbiano has primary responsibility for day-to-day investment decisions with respect to Federated’s portion of the Fund. Mr. Durbiano is a Senior Vice President, Senior Portfolio Manager, Head of Federated’s Domestic High Yield Group and Head of Federated’s Bond Sector Pod/Committee. He has been with Federated since 1982. Mr. Durbiano, a Chartered Financial Analyst, holds a B.A. from Dickinson College and an M.B.A. from the University of Pittsburgh.

GML Capital LLP. GML is a limited liability partnership organized under the laws of England & Wales. As of November 29, 2013, GML had approximately $653 million in assets under management or advisory mandates. GML is located at The Met Building, 22 Percy Street, London W1T 2BU, United Kingdom and is ultimately owned by Stefan Pinter and Theodore Stohner. GML also provides investment advisory services to investment companies and other pooled investment vehicles.

Theodore Stohner and Maxim Matveev have primary responsibility for the day-to-day investment decisions with respect to GML’s portion of the Fund. Mr. Stohner is lead portfolio manager for the portion of the Fixed Income Opportunities Fund managed by GML. Mr. Stohner is a founding member of GML, joining GML in 1994. Mr. Matveev is a Portfolio Manager for GML, joining GML in 2005.

Discussions regarding the basis for the Board of Trustees’ approvals of the sub-advisory agreements with Seix, Federated and GML is available in the Funds’ Annual Report for the fiscal period ended September 30, 2013.

MULTI-ASSET FUND

Bruce Simon, William C. Miller and Otis “Tres” Heald serve as portfolio managers for the Multi-Asset Fund.

Information about Mr. Simon’s background and experience is proved above under “Fixed Income Opportunities Fund.”

Information about Mr. Miller’s background and experience is provided above under “Limited Maturity Fund.”

Otis “Tres” Heald is Senior Vice President and Director – Equity Investments of the Adviser. Mr. Heald has over 20 years of experience and focuses on fundamental equity research. Prior to joining CNB in 2002, Mr. Heald served as Senior Vice President and market investment executive for Bank of America Capital Management, and was president of a mutual fund company. Mr. Heald, a Chartered Financial Analyst, holds a master’s degree in business administration from the University of Southern California.

DIVIDEND AND INCOME FUND

David J. Abella is the portfolio manager for the Dividend & Income Fund.

David Abella is the lead portfolio manager for the Dividend & Income Fund. Mr. Abella is a Senior Portfolio Manager with the Adviser and has been an integral part of the firm since 1996. He is responsible for the development of the Adviser’s dividend and income equity strategy and has headed up the research and management of this strategy for client accounts since the spring of 2002, and as Portfolio Manager for the Fund and Predecessor Fund since June of 2003. Previously, Mr. Abella was a fundamental equity analyst at the firm performing all aspects of in depth, bottom up equity analysis. Prior to joining the Adviser, Mr. Abella spent four years with Merrill Lynch and Paine Webber performing strategic analysis and two years as a tax consultant at Arthur Anderson & Co.

Mr. Abella, a Chartered Financial Analyst, received his A.B. in economics with high distinction and his M.B.A. in finance with distinction from the University of Michigan. He appears regularly on television media outlets and is widely quoted in the business press.

U.S. CORE EQUITY FUND

Otis “Tres” Heald and Thomas A. Galvin serve as portfolio managers for the U.S. Core Equity Fund.

Information about Mr. Heald’s background and experience is provided above under “Multi-Asset Fund.”

Thomas A. Galvin is Senior Vice President and Director of U.S. Equity Research of the Adviser. Mr. Galvin has 29 years of equity investment experience. Prior to joining the Adviser in 2012, Mr. Galvin served as Managing Partner at Galvin Asset Management, which he founded in 2007. Prior to founding Galvin Asset Management, he was a Senior Portfolio Manager and Director of Research at UBS Global Asset Management, from 2006 to 2007. From 1991 to 2006, Mr.

CITY NATIONAL ROCHDALE FUNDS | PAGE 95

Galvin was with Forstmann – Leff Associates, where he held a number of positions including Chief Investment Officer and Director of Research. Mr. Galvin earned an M.B.A. in Finance and Investments from Fordham University and a B.A. in Economics with a minor in Accounting from Queens College.

DIVERSIFIED EQUITY FUND

Thomas Kuo and Dimitry Kirtsman are the portfolio managers for the Fund.

Thomas Kuo is a Vice President and Portfolio Manager for the Adviser. Mr. Kuo has over 10 years of experience in the investment management industry, with most of his time spent in the field of equity research, analysis and portfolio management. Mr. Kuo joined CNB in 2000. Mr. Kuo, a Chartered Financial Analyst, holds a bachelor’s degree in business administration, with an emphasis in Finance, from California State Polytechnic University in Pomona.

Dimitry Kirtsman is a Vice President and Quantitative Research Analyst for the Adviser. Mr. Kirtsman has over nine years of experience in the areas of investment and economic research. Prior to joining CNB in 2008, Mr. Kirtsman served as an Economist for Countrywide Financial, where he specialized in economic research and econometric modeling. Mr. Kirtsman earned a Bachelor’s degree in Business Economics from the University of California, Santa Barbara and a Master’s Degree in Economics from the University of Texas, Austin.

SOCIALLY RESPONSIBLE EQUITY FUND

SKBA. SKBA serves as sub-adviser to the Socially Responsible Equity Fund. SKBA is located at 44 Montgomery Street, Suite 3500, San Francisco, California 94104. SKBA provides investment advisory services to a variety of clients.

All SKBA client accounts are managed by an investment team led by Andrew W. Bischel (CEO and Chief Investment Officer). The members of the investment team for the Socially Responsible Equity Fund includes Mr. Bischel, Kenneth J. Kaplan (Chairman), Josh J. Rothé (President and Director of Equity Research) and Shelley H. Mann (Senior Vice President and Director of Trading). Messrs. Kaplan, Bischel and Rothé are jointly and primarily responsible for securities selection in the Fund and Ms. Mann is principally responsible for the Fund’s trading activities. Each of these individuals has been with SKBA for at least the last five years.

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement with SKBA is available in the Funds’ Annual Report for the fiscal year ended September 30, 2013. As of December 31, 2013, SKBA managed assets of approximately $958 million.

EMERGING MARKETS FUND

Garrett R. D’Alessandro and Anindya Chatterjee are portfolio managers for the Emerging Markets Fund and they manage the Fund as a team.

Information about Mr. D’Alessandro’s background and experience is provided above under “Fixed Income Opportunities Fund.”

Anindya Chatterjee joined the Adviser in 2011 as a Senior Portfolio Manager. Prior to joining Rochdale, Mr. Chatterjee was most recently employed as President at IIFL, Inc. a financial services company, beginning in 2009, where he worked with U.S. institutional investors and was responsible for the research sales of IIFL. From 2006 until 2008, Mr. Chatterjee served as a Managing Director and Head of Emerging Markets Asia Research at Jefferies & Company. Mr. Chatterjee also served as Chief Strategy Officer of American Oriental Bioengineering in 2008. He earned his Master of Arts in Economics and Finance from Tulane University. He also holds an MA in Economics from University of Delhi and an MS in Electronic Commerce from Claremont Graduate University.

ALL FUNDS

Under current law, the appointment or replacement of a new sub-adviser generally would require the approval of a Fund’s shareholders. However, the Trust has received an exemptive order from the Securities and Exchange Commission (the “SEC”) which permits the Adviser, subject to certain conditions required by the SEC, to retain an unaffiliated sub-adviser, or terminate or replace a sub-adviser to any of the Funds, with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders of a Fund will be notified of any change in any such sub-advisers and be provided with information regarding any new sub-adviser. This exemption does not apply to any sub-adviser affiliated with the Adviser.

The order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. The Adviser has the ultimate responsibility to monitor any sub-advisers and recommend their hiring, termination and replacement. The Adviser may also terminate any sub-adviser and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees, but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”) serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

CITY NATIONAL ROCHDALE FUNDS | PAGE 96

DISTRIBUTION OF FUND SHARES

The Funds have adopted plans for their Class N and Class S shares, where applicable, under Rule 12b-1 of the Investment Company Act. The plans allow the Money Market Funds to pay to the Distributor distribution fees of 0.30% and 0.50% of average daily net assets for the sale and distribution of their Class N and Class S shares, respectively, and all other Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of their Class N shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily CNB and its affiliates) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Institutional Class and Servicing Class shares of the Funds are not subject to distribution fees under these plans.

For the fiscal year ended September 30, 2013, affiliates of the Adviser voluntarily waived distribution fees in the amounts set forth in the following table. Each of these waivers continues in effect as of the date of this Prospectus but may be terminated at any time.

	Class N	Class S
Government Money Market Fund	0.37%	0.50%
Prime Money Market Fund	0.36%	0.48%
California Tax Exempt Money Market Fund	0.36%	0.50%

SHAREHOLDER SERVICING FEES

The Funds are subject to shareholder service agreements that allow each Fund to pay fees of 0.25% of its average daily net assets for non-distribution services provided to shareholders of each Class of each Fund (except for Institutional Class shares). Because these fees are paid out of the Funds’ assets, over time these fees will increase the cost of your investment.

For the fiscal year ended September 30, 2013, affiliates of the Adviser voluntarily waived shareholder servicing fees in the amounts set forth in the following table. Each of these waivers continues in effect as of the date of this Prospectus but may be terminated at any time.

	Servicing Class(1)	Class N	Class S
Government Money Market Fund	0.25%	0.25%	0.25%
Prime Money Market Fund	0.25%	0.25%	0.25%
California Tax Exempt Money Market Fund	0.25%	0.25%	0.25%

(1)
Effective November 28, 2012, the shares of the Government Money Market Fund, Prime Money Market Fund and California Tax Exempt Money Market Fund previously designated as Institutional Class shares were redesignated as Servicing Class shares.

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser may pay out of its own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. The Funds and their shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Adviser for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

CITY NATIONAL ROCHDALE FUNDS | PAGE 97

how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called “redeem”) and exchange shares.

GENERAL INFORMATION

Shares of all Funds other than the Diversified Equity Fund are offered through approved broker-dealers or other financial institutions (each an “Authorized Institution”). If you purchase shares of a Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Summary Prospectus. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution.

The Limited Maturity Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Socially Responsible Equity Fund and Emerging Markets Fund are offered directly as well as through Authorized Institutions.

Institutional Class shares are intended for institutional investors. Institutional Class shares of Funds other than the Limited Maturity Fixed Income Fund, Intermediate Fixed Income Fund and Socially Responsible Equity Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirements. Servicing Class shares are available only to other fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. Class N shares are intended for individual investors, partnerships, corporations, and other accounts. Class S shares are retail shares of the Money Market Funds and are intended for investors who have funds on deposit with City National Bank.

Not all Funds and classes are available in all states. Shares of the Funds have not been registered for sale outside of the United States.

PRICING OF FUND SHARES

How and when we calculate each Fund’s net asset value per share (“NAV”) determines the price at which you will buy or sell shares. We calculate the NAV once each day at the following times:

•	Government Money Fund and Prime Money Fund – Usually at 3:00 p.m., Eastern time.

•	California Money Fund – Usually at 2:00 p.m., Eastern time.

•	All Other Funds – As of the close of trading on the New York Stock Exchange (the “NYSE”). The NYSE usually closes at 4:00 p.m., Eastern time on weekdays, except for holidays.

Shares of the Equity Funds, Multi-Asset Fund and Bond Funds may be purchased or sold on any day that the NYSE is open for business. Shares of the Money Market Funds may be purchased or sold on any day that the NYSE and the Federal Reserve are open for business. The Funds reserve the right to open for business on days the NYSE is closed due to an emergency or other unanticipated event, but the Federal Reserve Bank of New York is open. Shares of a Fund, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close early due to an emergency or other unanticipated event, each Money Market Fund and Bond Fund reserves the right to close early. If a Money Market Fund or Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Money Market Fund’s or Bond Fund’s closing time and credit will be given on the next business day.

If the Fund or your Authorized Institution, as applicable, receives your purchase, redemption or exchange request in good order from you on a business day before 3:00 p.m., Eastern time for the Government Money Fund and the Prime Money Fund, before 2:00 p.m., Eastern time for the California Money Fund, and before the close of trading on the NYSE for all other Funds, we will price your order at that day’s NAV. If the Funds or your Authorized Institution, as applicable, receives your request in good order on a business day from you after these times, we will price your order at the next day’s NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective on the day of transmittal. This allows your Authorized Institution time to process your request and transmit it to the Fund before the trading deadline. “In good order” means that the Funds have received and processed your account application and have received all required information and documentation, including, as applicable, the information described under “Customer Identification and Verification” and “Anti-Money Laundering Program” below and any required signature guarantees. To ensure that your request is in good order, follow the directions for purchasing shares as described under “How to Buy Shares”.

CALCULATION OF NAV

NAV for one share of a class of a Fund is the value of that share’s portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund. The NAV for shares of each Money Market Fund is expected to remain constant at $1.00. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. We base the value of the investments of each Equity Fund,

CITY NATIONAL ROCHDALE FUNDS | PAGE 98

each Bond Fund, and the Multi-Asset Fund on their market values, usually the last price reported for each security before the close of the market that day. In the case of the Money Market Funds, securities are valued at amortized cost, which is expected to approximate market value. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or other techniques and methodologies. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, a market price may be obtained by the Adviser using quotations from one or more broker/dealers. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable by the Adviser, fair value prices may be determined by the Funds’ Fair Value Committee. The Fair Value Committee in good faith uses methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before a Fund calculates its NAV, the Fair Value Committee will determine the security’s fair value. In determining the fair value of a security, the Fair Value Committee will consider the investment manager’s (or the relevant sub-adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Market quotations are not readily available for the Policies in which the Fixed Income Opportunities Fund or the Subsidiary may invest. The Policies are priced using the fair valuation methodology and related procedures approve by the Board of Trustees. The fair valuation methodology includes a variety of inputs, including life expectancy estimates prepared by third party life expectancy evaluation firms, future premium payments, the net death benefit, a discount rate and insurance company credit ratings. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Any Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its net asset value. The Board of Trustees reviews all fair value determinations.

Some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on any day when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates will be valued at their fair value as discussed above.

More details about how we calculate the NAV for each Fund may be found in the SAI.

HOW TO BUY SHARES

All Funds – To purchase shares of a Fund through an Authorized Institution, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may establish higher minimum investment requirements than the Funds, and may charge a fee for its services, in addition to the fees charged by the Funds.

A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

Limited Maturity Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Socially Responsible Equity Fund and Emerging Markets Fund – There are two additional ways to purchase shares of these Funds:

By Mail – To open a new account, complete and sign an application. Applications are available by calling (800) 445-1341. Make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank and payable in U.S. dollars. In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application in accordance with the Trust’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Funds transfer agent at 1-866-209-1967 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such reasonable belief is established. The Funds reserve the right to close the account within five business days if clarifying information/documentation is not received.

CITY NATIONAL ROCHDALE FUNDS | PAGE 99

Send your completed application and check to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

To add to an existing account, make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank. Please include your account number on the check and send your check to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box of U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), of purchase orders does not constitute receipt by the transfer agent of the Funds.

By Wire – If you are making an initial investment in a Fund, before you wire funds, please call us at (800) 445-1341 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. You may then contact your bank to initiate the wire using the following wire instructions:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services
Account #112-952-137
For further credit to City National Rochdale Funds
[Name of Fund]
[Shareholder name and account number]

If you wish to add to an existing account by Federal Funds wire payment, please call us at (800) 445-1341, during business hours, to advise of your intent to wire funds. This will ensure prompt and accurate credit to your account upon receipt of your wire. You must have submitted a voided check or savings deposit slip to have banking information established on your account prior to making a purchase. Your shares will be purchased at the NAV per shares calculated on the day your order to placed, provided that your order is received prior to 4:00 p.m., Eastern Time.

The Funds do not impose charges for wire services, but your bank may impose such charges. The Funds and U.S. Bancorp are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

General – The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund’s operation or performance as described below under “Customer Identification and Verification” and “Anti-Money Laundering Program.” The Funds will not be responsible for any loss of potential investment gains resulting from your inability to invest in a Fund because of the Fund’s rejection of a purchase request based on the Fund’s obligation to deter money laundering under Federal law or the Fund’s determination that the purchase request will disrupt the Fund’s operation. When the Funds reject a purchase request, the funds received from the shareholder or account applicant will not be invested in the Funds. Instead, a check from the Funds for the full amount of the check received by the Funds will be returned to the shareholder or account applicant as soon as possible after receipt by the Funds’ transfer agent of the purchase request (generally within one business day). The return of funds to a shareholder or account applicant may be delayed as a result of the Funds’ compliance with Federal law relating to money laundering.

The Funds do not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000, except for the Limited Maturity Fund, and the Socially Responsible Fund, which do not accept any payment in cashier’s checks. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, bank drafts, traveler’s checks or starter checks for the purchase of shares. The Funds will not accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The Funds’ transfer agent may charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

RETIREMENT PLANS

The Funds generally are available in Individual Retirement Account (“IRA”) and Roth IRA plans offered by your Authorized Institution. You may obtain information about

CITY NATIONAL ROCHDALE FUNDS | PAGE 100

opening an IRA account by contacting your financial representative. If you wish to open another type of retirement plan, please contact your Authorized Institution.

AUTOMATIC INVESTMENT PLAN

Once you open your account, you may make subsequent investments (minimum of $25) into the Funds through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking or savings account on a bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an Automated Clearing House (“ACH”) member. The Transfer Agent is unable to debit mutual fund or pass through accounts. The Trust may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request. You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date. If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account. Please contact the Transfer Agent at 1-866-209-1967 for more information about the Funds’ AIP.

TELEPHONE PURCHASES

Investors may purchase additional shares of the Funds by calling 1-866-209-1967. If you did not decline telephone options on your account application, you make also make additional purchases via Electronic Funds Transfer from your checking/savings account. If your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be a minimum of $100. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Telephone trades must be received by or prior to a Fund’s deadline or market close. Once a telephone transaction has been placed, it cannot be cancelled or modified. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

FOREIGN INVESTORS

The Funds reserve the right to refuse investments from non-U.S. persons or entities.

HOW TO SELL SHARES

All Funds – You may redeem some or all of your shares of the Equity Funds, Multi-Asset Fund or Bond Funds on any day the NYSE is open for regular session trading. Shares of the Money Market Funds may be redeemed on any day the NYSE and the Federal Reserve are open for business. If you purchased Fund shares through an Authorized Institution, you may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Redemption requests for the Equity Funds, Multi-Asset Fund and Bond Funds must be received by the Fund or your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline. Redemption requests for the Government Money Fund and the Prime Money Fund must be received before 3:00 p.m., Eastern Time, and redemption requests for the California Money Fund must be received before 2:00 p.m., Eastern Time, or before the Authorized Institution’s earlier deadline.

As long as the Funds or their agents receive your redemption request in good order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time) or the applicable earlier deadline, your shares will be sold at that day’s NAV. A redemption request is in good order if it includes all required information. If the Funds receive your redemption request after the close of regular trading on the NYSE or the applicable earlier deadline, your redemption request will be executed the next business day, and your shares will be sold at the next day’s NAV. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

The Funds generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders (e.g., the amount you are redeeming is large enough to affect a Fund’s operation), the Fund reserves the right to make redemptions in readily marketable securities rather than cash (a “redemption in kind”). If your shares were ever redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would be subject to market exposure on securities received from a Fund until you sold them. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of a Fund.

Limited Maturity Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Diversified Equity Fund, Socially Responsible Equity Fund and Emerging Markets Fund – If you purchased shares of any of these Funds directly, you may redeem some or all of

CITY NATIONAL ROCHDALE FUNDS | PAGE 101

your shares in the following ways. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account or will be sent via the ACH network to the bank instructions on your account.

By Mail – Complete a written redemption request that includes the Fund’s name, your account number, each account owner’s name and address, the dollar amount or number of shares to be sold, and the signature of each owner as it appears on the account. Send the written request to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp’s post office box, of redemption requests does not constitute receipt by the transfer agent of the Funds.

By Wire – Redemption proceeds may be wired to the pre-determined bank instructions on your account. The transfer agent charges a $15 fee for each wire transfer. The fee will be deducted from your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

By Telephone – If you did not decline telephone options on your account application or by subsequent arrangement in writing, you may redeem shares by calling 1-800-445-1341. You will need to provide your account number, the exact name(s) in which the account is registered and taxpayer identification number. We may also require additional forms of identification. Telephone redemptions are not available for IRA accounts. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor. The investor does not incur any charge when proceeds are sent via the ACH system and credit is usually available in the investor’s account within 2-3 days.

General – The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. A signature guarantee is also required in the event that you add wiring instructions to your account after it was initially established.

Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at (800) 445-1341 before attempting to redeem from these types of accounts.

If you have recently purchased shares by check, a Fund may withhold redemption proceeds until your purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

HOW TO EXCHANGE SHARES

All Funds – You may exchange shares of a Fund for the same class of shares of any other Fund in which you are eligible to invest (other than the Diversifed Equity Fund) on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. Exchange instructions must be received before 3:00 p.m., Eastern time for the Government Money Fund and the Prime Money Fund, before 2:00 p.m., Eastern time for the California Money Fund, and before the close of trading on the NYSE for all other Funds.

If you wish to exchange shares of a Fund that you purchased through an Authorized Institution, you should contact your Authorized Institution. Your Authorized Institution may charge you transaction fees and additional amounts for its services.

Limited Maturity Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Diversified Equity Fund, Socially Responsible Equity Fund and Emerging Markets Fund – If you wish to exchange between these Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between these Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number.

By Mail – Send a written request using the procedures for written redemption requests below. No signature guarantee is required. For further information, please call us at (800) 445-1341.

By Telephone – You must have accepted telephone options on your initial account application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
P O Box 701
Milwaukee, WI 53201-0701

CITY NATIONAL ROCHDALE FUNDS | PAGE 102

To request an exchange, please call us at (800) 445-1341. Shares exchanged by telephone must have a value of $1,000 or more. Exchange instructions must be received before 4:00 p.m., Eastern time.

CONVERSION OF SHARES

A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your Authorized Institution. To receive the NAV of the new class calculated that day, conversion requests for the Equity Funds, Multi-Asset Fund and Bond Funds must be received in good order by the Fund or your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline. Conversion requests for the Government Money Fund and the Prime Money Fund must be received in good order before 3:00 p.m., Eastern Time, and conversion requests for the California Money Fund must be received in good order before 2:00 p.m., Eastern Time, or before the Authorized Institution’s earlier deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Authorized Institution, please contact the Authorized Institution for more information on share conversions. Please note that certain Authorized Institutions may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

INACTIVE AND LOST ACCOUNTS

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Limited Maturity Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, Diversified Equity Fund, Socially Responsible Equity Fund and Emerging Markets Fund – It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Funds or their services providers, as applicable, will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.

If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Telephone trades must be received by or prior to a Fund’s deadline or market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified.

CITY NATIONAL ROCHDALE FUNDS | PAGE 103

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Funds against fraud, signatures on certain requests must have a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. A signature guarantee is required for any of the following:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the Transfer Agent within the last 15 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Additionally, each Fund reserves the right, in its sole discretion, to waive any signature guarantee requirement.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares, other than the Money Market Funds, and reserve the right to reject or cancel (generally within one business day of receipt of the purchase order) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and, as applicable, transactions accepted by any shareholder’s Authorized Institution.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant NAV of $1.00. In addition, the risks of frequent trading are not generally applicable to money market funds because they are cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Market Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Market Fund and any other non-money market Fund, frequent trading will be monitored in conjunction with the Funds’ frequent trading procedures as described below. The Money Market Funds reserve the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s Authorized Institution. A Money Market Fund may exercise such right in the event the Money Market Fund determines that a purchase or exchange order is disruptive to the portfolio management of the Money Market Fund or any other Fund.

The transfer agents for the Funds have procedures in place designed to detect and prevent market timing activity. The Adviser also participates in the enforcement of the Funds’ market timing prevention policy by monitoring transaction activity in the Funds. The Adviser and the transfer agents currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a “round trip”) within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds’ policies and procedures if suspicious activity is detected. In addition, the Distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

CITY NATIONAL ROCHDALE FUNDS | PAGE 104

COMPLIANCE WITH APPLICABLE CUSTOMER IDENTIFICATION, VERIFICATION, AND ANTI-MONEY LAUNDERING REQUIREMENTS

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, you will be asked to provide certain information, which includes your name, address, date of birth, and other information that will serve as a basis to establish your identity. This information is subject to verification. The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, a Fund, or an Authorized Institution on behalf of a Fund, may be required to collect documents pursuant to certain applicable legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity. Attempts to collect missing information required on the application will be performed by contacting you or, if applicable, your broker or Authorized Institution. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, a Fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of a Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 105

dividends and taxes

DIVIDENDS

Money Market Funds. The Money Market Funds declare dividends each day the NAV is calculated, pay dividends monthly, and net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Money Market Funds may make additional distributions to avoid the imposition of taxes. Your dividends begin to accrue on the day your purchase order is settled for shares bought before 3:00 p.m., Eastern time for the Government Money Fund and the Prime Money Fund, and before 2:00 p.m., Eastern time for the California Money Fund. The Money Market Funds will not credit you with dividends for shares on the day the Fund makes payment on your redemption request.

Bond Funds (except the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund). Each Bond Fund, with the exception of the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund, declares investment income daily and distributes it monthly as a dividend to shareholders. You will begin earning dividends on a Bond Fund on the business day your purchase order is settled. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Bond Fund’s record date, you will be entitled to receive the distribution.

Equity Funds (except the Emerging Markets Fund) Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Multi-Asset Fund. The Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Equity Funds (with the exception of the Emerging Markets Fund), and the Multi-Asset Fund declare and distribute investment income, if any, quarterly as a dividend to shareholders. The Equity Funds and the Multi-Asset Fund make distributions of capital gains, if any, at least annually. If you own Equity Fund or Multi-Asset Fund shares on the Equity Fund’s or the Multi-Asset Fund’s record date, you will be entitled to receive the distribution.

Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Emerging Markets Fund. The Emerging Markets Fund makes distributions of dividends and capital gains, if any, at least annually.

Each Fund automatically reinvests your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution or the Fund, as applicable, in writing or by telephone prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your notice is received. To cancel your election, please write or call your Authorized Institution or the Fund, as applicable. Proceeds from dividends or distributions will normally be sent on the business day after dividends or distributions are credited to your account.

TAXES

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state and local taxes, on distributions received from a Fund. If you sell Fund shares or exchange them for shares of another Fund, it is generally considered a taxable event. If, however, you sell or exchange shares of a Money Market Fund, you generally will not have any gain or loss on the sale or exchange so long as the Money Market Fund in which you invest maintains an NAV of $1.00, and, while you held such shares, has not made a distribution that is treated as a return of capital for tax purposes. The following table summarizes the tax status of certain transactions related to the Funds:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income; certain dividends potentially taxable at long-term capital gain rates
Exempt-interest dividends	Exempt from regular federal income tax

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates. A portion of the dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

Most distributions from the California Money Fund and the California Tax Exempt Bond Fund are expected to be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California state personal income tax. A portion of the Multi-Asset Fund’s distributions may be exempt-interest dividends that are exempt from regular federal income tax. Some exempt-interest dividends, and a significant portion of the Muni High Income Fund’s exempt-interest dividends, may be subject to the federal alternative minimum tax. The Funds other than the Multi-Asset Fund, the California Money Fund, the California Tax Exempt Bond Fund and the Muni High Income Fund do not expect to be eligible to distribute exempt-interest dividends.

CITY NATIONAL ROCHDALE FUNDS | PAGE 106

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

You may want to avoid buying shares of a Fund when the Fund is about to declare a dividend or distribution that is not declared on a daily basis, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

A Fund’s dividends and other distributions are generally treated as received by shareholders when they are paid. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be treated as received by each shareholder on December 31 of the year in which it was declared.

After the end of the year, the Funds will provide you with information about the dividends and distributions you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to federal withholding tax. To the extent that a Fund’s distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Most distributions from the California Money Fund, the California Tax Exempt Bond Fund and the Muni High Income Fund are expected to be exempt-interest dividends, which are not subject to such withholding. Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2014.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds (except for proceeds from redemptions of Money Market Fund shares), dividends (including exempt-interest dividends), and other distributions. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The backup withholding rate is currently 28%.

More information about taxes is contained in the Funds’ SAI.

CITY NATIONAL ROCHDALE FUNDS | PAGE 107

financial highlights

The following financial highlights tables are intended to help you understand the Funds’ financial performance. Information for the year or periods indicated below, except as described hereafter, has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements are included in the Funds’ 2013 Annual Report (available upon request; see the back cover of the this Prospectus). Information presented in the financial highlights tables is for a single City National Rochdale Fund share outstanding throughout the year or period shown. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for all periods prior to January 1, 2013 for the City National Rochdale Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, and Emerging Markets Fund were audited by the independent registered public accounting firm for those Funds’ predecessor funds. Financial highlights are not presented for the Municipal High Income Fund as it had not commenced operations as of September 30, 2013.

For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†		Dividends from Net Investment Income		Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$3,040,396	0.13%	0.01%	0.97%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	2,808,068	0.14	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	2,926,120	0.14	0.02	1.11
2010	1.00	0.000	^	(0.000	)^	1.00	0.02	2,598,035	0.19	0.02	1.12
2009	1.00	0.002		(0.002)		1.00	0.19	2,549,147	0.47	0.21	1.13
Class S (commenced operations on October 6, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$475,151	0.12%	0.01%	1.11%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	288,922	0.14	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.01	291,194	0.15	0.01	1.11
2010	1.00	0.000	^	(0.000	)^	1.00	0.01	348,698	0.20	0.01	1.12
2009	1.00	0.001		(0.001)		1.00	0.12	298,842	0.54	0.13	1.13
Servicing Class (commenced operations on April 3, 2000)^^
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$128,423	0.12%	0.01%	0.61%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	96,452	0.14	0.01	0.61
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	51,705	0.14	0.03	0.61
2010	1.00	0.000	^	(0.000	)^	1.00	0.04	81,050	0.17	0.04	0.62
2009	1.00	0.003		(0.003)		1.00	0.27	123,863	0.36	0.26	0.65
City National Rochdale Prime Money Market Fund
Institutional Class (commenced operations on December 19, 2012)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.02%	$11,207	0.18%	0.02%	0.35%
Class N (commenced operations on October 18, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.02%	$424,972	0.20%	0.02%	0.96%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	394,036	0.24	0.01	1.10
2011	1.00	0.000	^	(0.000	)^	1.00	0.03	450,282	0.25	0.03	1.10
2010	1.00	0.000	^	(0.000	)*^	1.00	0.06	432,235	0.28	0.04	1.10
2009	1.00	0.003		(0.003)		1.00	0.33	656,769	0.61	0.39	1.15
Class S (commenced operations on October 26, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$207,252	0.21%	0.01%	1.09%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	256,060	0.24	0.01	1.10
2011	1.00	0.000	^	0.000	^	1.00	0.02	265,116	0.27	0.01	1.10
2010	1.00	0.000	^	(0.000	)*^	1.00	0.04	352,575	0.30	0.02	1.10
2009	1.00	0.002		(0.002)		1.00	0.23	372,762	0.73	0.28	1.15
Servicing Class (commenced operations on March 23, 1998)^^
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.02%	$613,445	0.19%	0.02%	0.59%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	506,728	0.23	0.02	0.60
2011	1.00	0.001		(0.001)		1.00	0.06	630,250	0.22	0.05	0.60
2010	1.00	0.001		(0.001	)*	1.00	0.09	489,980	0.24	0.08	0.60
2009	1.00	0.005		(0.005)		1.00	0.46	543,326	0.44	0.46	0.65
City National Rochdale California Tax Exempt Money Market Fund
Class N (commenced operations on June 21, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$673,208	0.11%	0.01%	0.97%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	666,532	0.12	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	628,163	0.17	0.02	1.12
2010	1.00	0.000	^	(0.000	)*^	1.00	0.03	638,839	0.20	0.02	1.12
2009	1.00	0.002		(0.002)		1.00	0.23	704,840	0.41	0.25	1.16
Class S (commenced operations on November 12, 1999)
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$79,312	0.11%	0.01%	1.11%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	99,970	0.12	0.01	1.11
2011	1.00	0.000	^	(0.000	)^	1.00	0.01	78,221	0.17	0.01	1.12
2010	1.00	0.000	^	(0.000	)*^	1.00	0.01	48,265	0.22	0.01	1.12
2009	1.00	0.002		(0.002)		1.00	0.17	74,396	0.54	0.26	1.16
Servicing Class (commenced operations on April 3, 2000)^^
2013	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$165,740	0.10%	0.01%	0.61%
2012	1.00	0.000	^	(0.000	)^	1.00	0.00	137,665	0.12	0.01	0.61
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	169,932	0.16	0.02	0.62
2010	1.00	0.000	^	(0.000	)*^	1.00	0.04	140,238	0.19	0.04	0.63
2009	1.00	0.003		(0.003)		1.00	0.33	141,579	0.30	0.31	0.65

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.001.

^^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

*	Includes a realized capital gain distribution of less than $0.001.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

CITY NATIONAL ROCHDALE FUNDS | PAGE 108

financial highlights

For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distrib-utions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on October 22,1988)
2013	$11.25	$0.06	$(0.08)	$(0.07)	$—	$11.16	(0.15)%	$40,205	0.64%	0.51%	0.64%	32%
2012	11.15	0.09	0.12	(0.11)	—	11.25	1.88	48,141	0.68	0.85	0.68	87
2011	11.21	0.16	(0.06)	(0.16)	—	11.15	0.92	31,743	0.66	1.46	0.67	50
2010	11.06	0.20	0.16	(0.21)	—	11.21	3.28	33,279	0.73	1.82	0.71	118
2009	10.49	0.30	0.57	(0.30)	—	11.06	8.44	37,255	0.75	2.66	0.76	98
Class N (commenced operations on October 22, 2004)
2013	$11.26	$0.03	$(0.08)	$(0.05)	$—	$11.16	(0.49)%	$4,530	0.89%	0.26%	1.14%	32%
2012	11.15	0.08	0.11	(0.08)	—	11.26	1.71	4,347	0.94	0.69	1.19	87
2011	11.22	0.14	(0.08)	(0.13)	—	11.15	0.58	6,402	0.91	1.21	1.17	50
2010	11.07	0.16	0.17	(0.18)	—	11.22	3.04	9,262	0.98	1.48	1.22	118
2009	10.51	0.27	0.57	(0.28)	—	11.07	8.07	1,471	1.00	2.29	1.24	98
City National Rochdale Government Bond Fund
Institutional Class (commenced operations on February 1, 2012)
2013	$10.73	$0.11	$(0.23)	$(0.14)	$—	$10.47	(1.11)%	$56,351	0.54%	1.03%	0.52%	28%
2012	10.75	0.05	0.04	(0.11)	—	10.73	0.01	55,502	0.55	0.96	0.53	55
Class N (commenced operations on April 13, 2000)
2013	$10.75	$0.04	$(0.21)	$(0.09)	$—	$10.49	(1.60)%	$2,505	1.03%	0.38%	1.02%	28%
2012	10.77	0.06	0.05	(0.12)	(0.01)	10.75	0.01	2,970	1.03	0.56	1.03	55
2011	10.68	0.12	0.15	(0.18)	—	10.77	2.60	2,940	0.95	1.17	1.03	86
2010	10.60	0.16	0.16	(0.24)	—	10.68	3.10	3,251	0.95	1.57	1.03	93
2009	10.42	0.32	0.18	(0.32)	—	10.60	4.91	3,109	0.95	3.04	1.02	85
Servicing Class (commenced operations on January 14, 2000)^
2013	$10.72	$0.07	$(0.20)	$(0.12)	$—	$10.47	(1.26)%	$114,953	0.79%	0.62%	0.77%	28%
2012	10.75	0.09	0.03	(0.14)	(0.01)	10.72	0.01	124,121	0.77	0.83	0.78	55
2011	10.66	0.15	0.15	(0.21)	—	10.75	2.86	175,866	0.70	1.40	0.78	86
2010	10.58	0.19	0.16	(0.27)	—	10.66	3.37	155,376	0.70	1.81	0.78	93
2009	10.40	0.35	0.18	(0.35)	—	10.58	5.18	71,966	0.70	3.29	0.77	85
City National Rochdale Corporate Bond Fund
Class N (commenced operations on April 13, 2000)
2013	$10.91	$0.16	$(0.10)	$(0.17)	$(0.09)	$10.71	0.49%	$3,100	1.00%	1.51%	1.00%	29%
2012	10.59	0.22	0.37	(0.22)	(0.05)	10.91	0.06	2,535	1.00	2.05	1.00	31
2011	10.89	0.29	(0.30)	(0.29)	—	10.59	(0.10)	2,481	1.00	2.69	1.00	40
2010	10.57	0.33	0.32	(0.33)	—	10.89	6.23	2,384	0.99	3.05	1.00	28
2009	9.77	0.36	0.81	(0.37)	—	10.57	12.19	995	0.99	3.59	1.00	30
Servicing Class (commenced operations on January 14, 2000)^
2013	$10.90	$0.19	$(0.11)	$(0.19)	$(0.09)	$10.70	0.75%	$135,184	0.75%	1.77%	0.75%	29%
2012	10.58	0.25	0.37	(0.25)	(0.05)	10.90	0.06	133,787	0.75	2.30	0.75	31
2011	10.88	0.32	(0.30)	(0.32)	—	10.58	0.15	111,563	0.75	2.94	0.75	40
2010	10.56	0.35	0.32	(0.35)	—	10.88	6.50	105,571	0.74	3.32	0.75	28
2009	9.76	0.39	0.80	(0.39)	—	10.56	12.48	88,897	0.74	3.88	0.75	30
City National Rochdale California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2013	$10.86	$0.18	$(0.22)	$(0.18)	$(0.10)	$10.54	(0.45)%	$8,197	0.87%	1.64%	0.86%	34%
2012	10.70	0.22	0.23	(0.22)	(0.07)	10.86	4.32	6,093	0.83	2.07	0.86	27
2011	10.73	0.26	0.01	(0.26)	(0.04)	10.70	2.65	4,563	0.75	2.46	0.87	26
2010	10.60	0.29	0.13	(0.29)	—	10.73	4.06	3,309	0.75	2.75	0.87	28
2009	10.09	0.30	0.51	(0.30)	—	10.60	8.15	1,902	0.75	2.92	0.87	50
Servicing Class (commenced operations on January 14, 2000)^
2013	$10.83	$0.20	$(0.22)	$(0.20)	$(0.10)	$10.51	(0.20)%	$59,149	0.62%	1.91%	0.62%	34%
2012	10.67	0.25	0.23	(0.25)	(0.07)	10.83	4.59	51,840	0.58	2.34	0.61	27
2011	10.70	0.29	0.01	(0.29)	(0.04)	10.67	2.92	53,464	0.50	2.73	0.62	26
2010	10.57	0.32	0.13	(0.32)	—	10.70	4.34	40,457	0.50	3.03	0.62	28
2009	10.06	0.33	0.51	(0.33)	—	10.57	8.45	38,581	0.50	3.18	0.61	50

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

9CITY NATIONAL ROCHDALE FUNDS | PAGE 109

financial highlights

For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale High Yield Bond Fund
Institutional Class (commenced operations on February 2, 2012)
2013	$8.64	$0.60	$(0.05)	$(0.60)	$—	$8.59	6.49%	$39,219	0.75%	6.87%	0.75%	56%
2012	8.39	0.43	0.26	(0.44)	—	8.64	8.39	40,891	0.85	7.66	0.85	41
Class N (commenced operations on January 14, 2000)
2013	$8.64	$0.56	$(0.05)	$(0.56)	$—	$8.59	5.95%	$34,371	1.27%	6.37%	1.26%	56%
2012	7.98	0.62	0.66	(0.62)	—	8.64	16.56	38,629	1.38	7.43	1.39	41
2011	8.31	0.69	(0.33)	(0.69)	—	7.98	4.14	28,672	1.30	8.12	1.40	56
2010	7.56	0.70	0.74	(0.69)	—	8.31	19.81	24,010	1.30	8.68	1.40	87
2009	7.40	0.60	0.18	(0.62)	—	7.56	12.61	19,637	1.30	9.43	1.40	59
Servicing Class (commenced operations on January 14, 2000)^
2013	$8.63	$0.58	$(0.04)	$(0.58)	$—	$8.59	6.35%	$88,949	0.99%	6.58%	0.99%	56%
2012	7.98	0.65	0.65	(0.65)	—	8.63	16.77	74,245	1.08	7.76	1.09	41
2011	8.31	0.72	(0.33)	(0.72)	—	7.98	4.45	65,829	1.00	8.43	1.10	56
2010	7.56	0.72	0.75	(0.72)	—	8.31	20.17	33,845	1.00	8.89	1.10	87
2009	7.40	0.62	0.18	(0.64)	—	7.56	12.94	16,355	1.00	9.75	1.10	59
City National Rochdale Intermediate Fixed Income Fund
Class N (commenced operations on December 31, 1999)
2013*	$26.76	$0.60	$(0.85)	$(0.62)	$—	$25.89	(0.96)%	$155,740	1.02%	3.04%	1.04%	21%
2012	25.68	0.95	1.08	(0.95)	—	26.76	7.99	130,359	1.13	3.59	1.12	26
2011	25.89	0.97	(0.23)	(0.95)	—	25.68	2.88	107,957	1.15	3.74	1.15	58
2010	25.11	0.95	0.79	(0.96)	—	25.89	7.01	75,900	1.15	3.79	1.12	52
2009	24.68	0.95	0.44	(0.96)	—	25.11	5.77	61,600	1.12	3.99	1.22	70
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
2013*	$27.20	$1.28	$(0.43)	$(1.22)	$— ^^	$26.83	3.16%	$924,444	1.08%	6.24%	1.11%	52%
2012	26.16	1.70	1.04	(1.64)	(0.06)	27.20	10.70	654,095	1.12	6.29	1.12	41
2011	27.34	1.58	(1.02)	(1.45)	(0.29)	26.16	2.04	497,684	1.16	5.80	1.16	60
2010	26.56	1.79	1.07	(1.79)	(0.29)	27.34	11.10	257,900	1.18	6.60	1.18	62
2009	25.00	0.76	1.38	(0.52)	(0.06)	26.56	8.60	166,200	1.21	5.82	1.21	22

*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, Rochdale Investment Trust’s Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (each a “Predecessor Fund”) were merged into City National Rochdale Fund’s Intermediate Fixed Income Fund and Fixed Income Opportunities Fund, respectively. Information presented for the period prior to March 29, 2013, is that of the respective Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

^^	Amount represents less than $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 110

financial highlights

For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Redem-ption Fees	Dividends from Net Investment Income	Distrib-utions from Realized Capital Gains	Distrib-utions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)		Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)		Portfolio Turnover Rate
City National Rochdale Multi-Asset Fund
Institutional Class (commenced operations on March 22, 2012)
2013	$10.44	$0.20	$0.29	$—	$(0.23)	$—	$—	$10.70	4.79%	$6,307	0.59%		1.85%	0.59%		56%
2012	10.45	0.12	0.03	—	(0.16)	—	—	10.44	1.45	12,536	0.59		2.17	0.61		89
Class N (commenced operations on October 1, 2007)
2013	$10.44	$0.15	$0.29	$—	$(0.18)	$—	$—	$10.70	4.25%	$21,966	1.09%		1.45%	1.10%		56%
2012	9.88	0.18	0.57	—	(0.19)	—	—	10.44	7.61	25,001	1.09		1.72	1.10		89
2011	10.36	0.17	(0.48)	—	(0.17)	—	—	9.88	(3.11)	26,377	1.09		1.57	1.10		67
2010	9.86	0.17	0.50	—	(0.17)	—	—	10.36	6.89	22,019	1.09		1.69	1.10		76
2009	9.69	0.13	0.18	—	(0.14)	—	—	9.86	3.29	16,837	1.09		1.46	1.10		94
Servicing Class (commenced operations on October 1, 2007)^^
2013	$10.45	$0.18	$0.29	$—	$(0.21)	$—	$—	$10.71	4.51%	$4,938	0.84%		1.70%	0.84%		56%
2012	9.88	0.20	0.57	—	(0.20)	—	—	10.45	7.89	7,230	0.84		1.99	0.84		89
2011	10.37	0.19	(0.48)	—	(0.20)	—	—	9.88	(2.97)	19,084	0.84		1.76	0.85		67
2010	9.87	0.20	0.50	—	(0.20)	—	—	10.37	7.15	11,258	0.84		1.96	0.85		76
2009	9.70	0.15	0.18	—	(0.16)	—	—	9.87	3.54	8,423	0.83		1.71	0.84		94
City National Rochdale Dividend & Income Fund
Class N (commenced operations on June 1, 1999)
2013*	$29.07	$0.62	$3.37	$—	$(0.54)	$—	$(0.27)	$32.25	13.74%	$155,807	1.16%		2.55%	1.19%		17%
2012	28.06	0.92	1.17	—	(0.92)	—	(0.16)	29.07	7.49	116,138	1.38		3.18	1.37		13
2011	26.73	0.90	1.46	0.01	(0.88)	—	(0.16)	28.06	9.02	107,012	1.40		3.27	1.40		21
2010	23.71	0.82	3.24	—	(0.81)	—	(0.23)	26.73	17.48	70,800	1.35		3.29	1.35		16
2009	20.87	0.90	2.94	—	(0.87)	—	(0.13)	23.71	19.21	59,100	1.47		4.25	1.48		16
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2013	$10.00	$0.14	$2.08	$—	$(0.09)	$—	$—	$12.13	22.23%	$—	0.00	%(3)	1.57%	0.00	%(3)	32%
Class N (commenced operations on December 3, 2012)
2013	$10.00	$0.05	$2.08	$—	$(0.05)	$—	$—	$12.08	21.33%	66,145	0.99%		0.52%	0.99%		32%
Servicing Class (commenced operations on December 3, 2012)
2013	$10.00	$0.07	$2.08	$—	$(0.06)	$—	$—	$12.09	21.60%	68,919	0.74%		0.73%	0.74%		32%
City National Rochdale Diversified Equity Fund
Institutional Class (commenced operations on October 20, 1988)
2013	$13.82	$0.16	$2.34	$—	$(0.16)	$—	$—	$16.16	18.18%	$46,412	0.79%		1.05%	0.89%		54%
2012	11.33	0.08	2.49	—	(0.08)	—	—	13.82	22.75	39,412	0.88		0.60	0.93		72
2011	11.88	0.05	(0.55)	—	(0.05)	—	—	11.33	(4.27)	50,029	0.89		0.37	0.90		112
2010	11.19	0.06	0.69	—	(0.06)	—	— ^	11.88	6.69	56,809	0.94		0.51	0.95		105
2009	12.19	0.11	(1.00)	—	(0.10)	—	(0.01)	11.19	(7.08)	50,425	0.98		1.15	0.99		93
Class N (commenced operations on December 30, 2002)
2013	$13.86	$0.12	$2.35	$—	$(0.12)	$—	$—	$16.21	17.89%	$2,985	1.04%		0.83%	1.39%		54%
2012	11.37	0.04	2.50	—	(0.05)	—	—	13.86	22.35	3,824	1.13		0.34	1.43		72
2011	11.92	0.02	(0.56)	—	(0.01)	—	—	11.37	(4.50)	4,842	1.14		0.11	1.40		112
2010	11.22	0.03	0.70	—	(0.03)	—	—	11.92	6.50	6,610	1.19		0.26	1.45		105
2009	12.22	0.09	(1.00)	—	(0.09)	—	—	11.22	(7.30)	5,560	1.23		0.91	1.49		93

*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Dividend & Income Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Funds’ Dividend & Income Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.

^^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(3)	Amount represents less than 0.01%.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 111

financial highlights

For a Share Outstanding Throughout Each Period
For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Securities†	Redem-ption Fees		Dividends from Net Investment Income	Distrib-utions from Realized Capital Gains	Distrib-utions from Return of Capital		Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income (Loss) to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
2013	$10.06	$0.12		$2.22	$—		$(0.12)	$—	$—		$12.28	23.38%	$45,357	0.87%	1.10%	0.87%	42%
2012	8.38	0.13		1.68	—		(0.13)	—	—		10.06	21.63	80,109	0.90	1.37	0.90	38
2011	8.81	0.12		(0.43)	—		(0.12)	—	—		8.38	(3.67)	62,193	0.88	1.27	0.89	22
2010	8.20	0.09		0.61	—		(0.09)	—	—	^	8.81	8.51	59,746	0.95	1.01	0.96	36
2009	9.51	0.12		(1.30)	—		(0.13)	—	—		8.20	(12.11)	52,406	0.97	1.74	0.98	48
Class N (commenced operations on August 12, 2005)
2013	$10.04	$0.09		$2.22	$—		$(0.09)	$—	$—		$12.26	23.12%	$31,387	1.13%	0.81%	1.38%	42%
2012	8.37	0.11		1.67	—		(0.11)	—	—		10.04	21.28	25,631	1.15	1.13	1.40	38
2011	8.79	0.10		(0.42)	—		(0.10)	—	—		8.37	(3.80)	3,132	1.13	1.05	1.39	22
2010	8.19	0.07		0.60	—		(0.07)	—	—		8.79	8.15	2,424	1.20	0.81	1.46	36
2009	9.50	0.11		(1.31)	—		(0.11)	—	—		8.19	(12.34)	1,101	1.22	1.49	1.48	48
City National Rochdale Emerging Markets Fund
Class N (commenced operations on December 14, 2011)
2013*	$32.31	$0.33		$1.60	$—		$—	$—	$—		$34.24	5.97%	$294,040	1.62%	1.31%	1.69%	25%
2012	25.28	0.04		7.00	0.01		—	—	(0.02)		32.31	27.87	136,838	1.97	0.15	1.94	69
2011	25.00	(0.02	)(3)	0.30	—	^	—	—	—		25.28	1.12	5,934	2.25	(2.15)	9.74	6

*
For the nine months ended September 30, 2013 and the year or period ended December 31. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Emerging Markets Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Fund’s Emerging Markets Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end.

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 112

important terms to know

7-Day Yield — the dividend and interest earned by a Fund, and paid out during the seven-day period, minus any management fees incurred during those seven days.

Barclays U.S. 1-3 Year Government/Credit Bond Index — an index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.

Barclays CA Intermediate-Short Municipal Index — an index comprised of California state-specific municipal issues which have a fixed rate coupon, have between one and ten years to maturity, an investment grade rating from Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s”) Baa3/BBB- or better, and are publicly registered. The individual issues must also have at least $7 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

Barclays U.S. High Yield Bond Index — an index that measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch Ratings, and Standard & Poor’s is Ba1/BB+/BB+ or below, excluding emerging market debt.

Barclays U.S. 1-5 Year Government Bond Index — an index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

Barclays U.S. Aggregate Bond Index — an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

Barclays U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index — an index comprised of fixed income securities issued by corporations which have between one and five years to maturity, with a rating of A3 or higher.

Barclays U.S. Intermediate Government/Credit Bond Index — a total return index comprised of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. All debt issues maintain maturities within a range of one to ten years.

Citigroup High Yield Market Capped Index — an index using the same basic composition as the Citigroup High Yield Market Index (which is comprised of cash-pay, deferred-interest securities and Rule 144A bonds of issuers domiciled in the United States or Canada with a minimum maturity of at least one year, a minimum amount outstanding of $100 million, and a speculative-grade rating by both Moody’s and Standard & Poor’s), but caps the total debt of each individual issuer at $5 billion par outstanding and delays the entry of “fallen angels,” or issuers recently downgraded from investment grade to high yield, into the Index.

Credit Suisse Leveraged Loan Index — an index that tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index have Moody’s or Standard & Poor’s ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Dow Jones Select Dividend Index — an index comprised of 100 stocks selected by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume.

Duration — a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

Effective Yield — the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

Liquidity — the ability to turn investments into cash.

BofA Merrill Lynch US 3-Month Treasury Bill Index — an index comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

MSCI KLD 400 Social Index — a free float-adjusted, market capitalization-weighted, common stock index of U.S. equities constructed using environmental, social and governance factors.

MSCI World Index — an index of large and mid-cap equities with representation across 24 developed markets countries. With over 1,500 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Asia Index – an index of large and mid-cap equities with representation across eight emerging markets countries. With over 500 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index — a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.With over 800 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Quality — the credit rating given to a security by a nationally recognized statistical rating organization.

Russell 1000® Value Index — an index measuring the performance of the large-cap value segment of the U.S. equity universe, including those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment.

S&P 500® Index — a broad market-weighted average of U.S. blue-chip companies.

Yield — the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

CITY NATIONAL ROCHDALE FUNDS | PAGE 113

privacy principles

City National Rochdale Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the City National Rochdale Funds’ Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds’ Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of the City National Rochdale Funds’ Statement of Privacy Principles is available at citynationalrochdalefunds.com. Should you have any questions regarding the Funds’ Privacy Principles, please contact your investment professional or the Funds at (888) 889-0799.

CITY NATIONAL ROCHDALE FUNDS | PAGE 114

This page intentionally left blank.

CITY NATIONAL ROCHDALE FUNDS | PAGE 115

for more information

CITY NATIONAL ROCHDALE FUNDS

Additional information is available free of charge in the Statement of Additional Information (“SAI”) for the Funds. The SAI is incorporated by reference (legally considered part of this document). In the Annual Report for the Funds, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports, please visit the Funds’ web site at
citynationalrochdalefunds.com or contact:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(888) 889-0799

To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (888) 889-0799 (or contact your Authorized Institution, as applicable). We will begin sending you individual copies 30 days after receiving your request.

Information about the Funds may be reviewed and copied:

•     at the SEC’s Public Reference Room in Washington, D.C. at (202) 551-8090;

•     on the EDGAR database on the SEC’s website at www.sec.gov; or

•     by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call (888) 889-0799.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

The Funds’ Investment Company Act file number: 811-07923.

CNR-PS-022-0100

City National Rochdale Government Money Market Fund

City National Rochdale Prime Money Market Fund

City National Rochdale California Tax Exempt Money Market Fund

City National Rochdale Limited Maturity Fixed Income Fund

City National Rochdale Government Bond Fund

City National Rochdale Corporate Bond Fund

City National Rochdale California Tax Exempt Bond Fund

City National Rochdale Municipal High Income Fund

City National Rochdale High Yield Bond Fund

City National Rochdale Intermediate Fixed Income Fund

City National Rochdale Fixed Income Opportunities Fund

City National Rochdale Multi-Asset Fund

City National Rochdale Dividend & Income Fund

City National Rochdale U.S. Core Equity Fund

City National Rochdale Diversified Equity Fund

City National Rochdale Socially Responsible Equity Fund

City National Rochdale Emerging Markets Fund

STATEMENT OF ADDITIONAL INFORMATION

CITY NATIONAL ROCHDALE FUNDS
400 North Roxbury Drive, Beverly Hills, California 90210

CITY NATIONAL ROCHDALE GOVERNMENT MONEY MARKET FUND
Servicing Class (CNIXX)
Class N (CNGXX)
Class S (CNFXX)

CITY NATIONAL ROCHDALE PRIME MONEY
MARKET FUND
Institutional Class (CNRXX)
Servicing Class (CNMXX)
Class N (CNPXX)
Class S (CNSXX)

CITY NATIONAL ROCHDALE CALIFORNIA TAX EXEMPT MONEY MARKET FUND
Servicing Class (CNTXX)
Class N (CNEXX)
Class S (CEMXX)

CITY NATIONAL ROCHDALE LIMITED MATURITY FIXED INCOME FUND
Institutional Class (AHLFX)
Class N (AHALX)

CITY NATIONAL ROCHDALE GOVERNMENT BOND FUND
Institutional Class (CNIGX)
Servicing Class (CNBIX)
Class N (CGBAX)

CITY NATIONAL ROCHDALE CORPORATE BOND FUND
Servicing Class (CNCIX)
Class N (CCBAX)

CITY NATIONAL ROCHDALE CALIFORNIA TAX EXEMPT BOND FUND
Servicing Class (CNTIX)
Class N (CCTEX)

CITY NATIONAL ROCHDALE MUNICIPAL HIGH
INCOME FUND
Servicing Class (CNRMX)
Class N (CNRNX)

CITY NATIONAL ROCHDALE HIGH YIELD BOND FUND
Institutional Class (CNIHX)
Servicing Class (CHYIX)
Class N (CHBAX)

CITY NATIONAL ROCHDALE INTERMEDIATE FIXED INCOME FUND
Institutional Class (CNIRX)
Class N (RIMCX)

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND
Class N (RIMOX)

CITY NATIONAL ROCHDALE MULTI-ASSET FUND
Servicing Class (CNIIX)
Class N (CNIAX)

CITY NATIONAL ROCHDALE DIVIDEND & INCOME FUND
Class N (RIMHX)

CITY NATIONAL ROCHDALE U.S. CORE EQUITY FUND
Institutional Class (CNRUX)
Servicing Class (CNRVX)
Class N (CNRWX)

CITY NATIONAL ROCHDALE DIVERSIFIED EQUITY FUND*
Institutional Class (AHDEX)
Class N (AHADX)

CITY NATIONAL ROCHDALE SOCIALLY RESPONSIBLE EQUITY FUND
Institutional Class (AHSRX)
Class N (AHRAX)

CITY NATIONAL ROCHDALE EMERGING MARKETS FUND
Class N (RIMIX)

January 31, 2014

* Not currently offered for purchase or available for exchange

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank (“CNB”). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated January 31, 2014, which may be amended from time to time (the “Prospectus”), for the City National Rochdale Government Money Market Fund (the “Government Money Fund”), the City National Rochdale Prime Money Market Fund (the “Prime Money Fund”), the City National Rochdale California Tax Exempt Money Market Fund (the “California Money Fund”), the City National Rochdale Limited Maturity Fixed Income Fund (the “Limited Maturity Fund”), the City National Rochdale  Government Bond Fund (the “Government Bond Fund”), the City National Rochdale Corporate Bond Fund (the “Corporate Bond Fund”), the City National Rochdale California Tax Exempt Bond Fund (the “California Bond Fund”), the City National Rochdale Municipal High Income Fund (the “Muni High Income Fund”), the City National Rochdale High Yield Bond Fund (the “High Yield Bond Fund”), the City National Rochdale Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund”), the City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund”), the City National Rochdale Multi-Asset Fund (the “Multi-Asset Fund”), the City National Rochdale Dividend & Income Fund (the “Dividend & Income Fund”), the City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund”), the City National Rochdale Diversified Equity Fund (the “Diversified Equity Fund”), the City National Rochdale Socially Responsible Equity Fund (the “Socially Responsible Fund”) and the City National Rochdale Emerging Markets Fund (the “Emerging Markets Fund”).

The Dividend & Income Fund, U.S. Core Equity Fund, the Diversified Equity Fund, the Socially Responsible Equity Fund and the Emerging Markets Equity Fund are referred to herein as the “Equity Funds.” The Limited Maturity Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund are referred to herein as the “Bond Funds.” The Government Money Fund, the Prime Money Fund and the California Money Fund are referred to herein as the “Money Market Funds.” The Equity Funds, the Bond Funds, the Money Market Funds and the Multi-Asset Fund are referred to herein as the “Funds.”

Each Fund is a series of City National Rochdale Funds (the “Trust”), an open-end, management investment company. Prior to September 10, 2013, the name of the Trust was “CNI Charter Funds.”  Audited financial statements for each of the Funds contained in the Annual Report to Shareholders of the Trust for the fiscal year ended September 30, 2013, are incorporated herein by reference.

To obtain a free copy of the above-referenced Prospectus or Annual Report for the Trust, please call (888) 889-0799 or visit citynationalrochdalefunds.com.

TABLE OF CONTENTS

THE FUNDS	1
INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS	3
INVESTMENT RESTRICTIONS	52
MANAGEMENT OF THE TRUST	61
PORTFOLIO TRANSACTIONS	94
DISTRIBUTIONS AND TAXES	97
SHARE PRICE CALCULATION	108
DISTRIBUTION PLAN	110
SHAREHOLDER SERVICES AGREEMENT	112
EXPENSES	116
CODES OF ETHICS	116
DISCLOSURE OF PORTFOLIO HOLDINGS	116
PROXY VOTING	118
GENERAL INFORMATION	119
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	120
PERFORMANCE INFORMATION	127
PURCHASE AND REDEMPTION OF SHARES	129
OTHER INFORMATION	130
FINANCIAL STATEMENTS	131
APPENDIX A – PROXY VOTING POLICIES	A-1
APPENDIX B – RATINGS OF INVESTMENT SECURITIES	B-1

i

THE FUNDS

The various classes of shares of each Fund commenced operations on the following dates:

Fund	Institutional Class	Servicing Class	Class N	Class S
Government Money Fund	N/A	4/3/00	6/21/99	10/6/99
Prime Money Fund	12/19/12	3/23/98	10/18/99	10/26/99
California Money Fund	N/A	4/3/00	6/21/99	11/12/99
Limited Maturity Fund(1)	10/22/88	N/A	10/22/04	N/A
Government Bond Fund	2/1/12	1/14/00	4/13/00	N/A
Corporate Bond Fund	N/A	1/14/00	4/13/00	N/A
California Bond Fund	N/A	1/14/00	4/13/00	N/A
Muni High Income Fund	N/A	12/30/13	12/30/13	N/A
High Yield Bond Fund	2/2/12	1/14/00	1/14/00	N/A
Intermediate Fixed Income Fund(1)	12/21/13	N/A	12/31/99	N/A
Fixed Income Opportunities Fund(1)	N/A	N/A	7/1/09	N/A
Multi-Asset Fund	N/A	10/1/07	10/1/07	N/A
Dividend & Income Fund(1)	N/A	N/A	6/1/99	N/A
U.S. Core Equity Fund	12/3/12	12/3/12	12/3/12	N/A
Diversified Equity Fund(1)	10/20/88	N/A	12/30/02	N/A
Socially Responsible Equity Fund(1)	1/3/05	N/A	8/12/05	N/A
Emerging Markets Equity Fund(1)	N/A	N/A	12/14/2011	N/A

(1)
For each of the Limited Maturity Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Diversified Equity Fund, the Socially Responsible Equity Fund and the Emerging Markets Equity Fund, the inception dates shown above reflect the inception date of the corresponding share class of its Predecessor Fund or Rochdale Predecessor Fund, as defined below.

Each of the Limited Maturity Fund, the Diversified Equity Fund, and the Socially Responsible Equity Fund commenced operations on September 30, 2005, the date of the acquisition of the assets and liabilities of each corresponding series (each a “Predecessor Fund” and collectively the “Predecessor Funds”) of AHA Investment Funds, Inc., a registered investment company organized on March 14, 1988. As of the date of the acquisition, all of the holders of issued and outstanding Class A and Class I shares of each Predecessor Fund received Class A and Institutional Class shares, as applicable, of the corresponding Fund. Each Fund has the same investment objective, policies and strategies as the corresponding Predecessor Fund. As compared to the Funds, the Predecessor Funds had a different board of directors and some different service providers. In addition, the Predecessor Funds’ fiscal year ended June 30, while the Funds’ fiscal year ends September 30.

Each of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund commenced operations on March 29, 2013, the effective date of the acquisition by each Fund of the assets and liabilities of each corresponding series (each a “Rochdale Predecessor Fund” and, collectively, the “Rochdale Predecessor Funds”) of Rochdale Investment Trust, a registered investment company organized on March 10, 1998, for which Rochdale Investment Management, LLC (“Rochdale”) served as investment manager. Effective September 10, 2013, Rochdale changed its name to City National Rochdale, LLC (“City National Rochdale” or the “Investment Manager”). City National Rochdale is an affiliate of CNB. As of the date of the acquisition, all of the holders of issued and outstanding shares of each Rochdale Predecessor Fund received Class N shares of the corresponding Fund.  Each of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and Emerging Markets Fund has substantially similar investment objective, policies and strategies as the corresponding Rochdale Predecessor Fund. As compared to the Funds, the Rochdale Predecessor Funds had a different board of trustees and some different service providers.  In addition, the Rochdale Predecessor Funds' fiscal year ended December 31, while the Funds' fiscal year ends September 30. City National Rochdale also serves as investment manager to the wholly-owned subsidiary of each of the Fixed Income Opportunities Fund and the Emerging Markets Fund.

City National Rochdale serves as investment manager to the Government Money Fund, Prime Money Fund, California Money Fund, Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, California Bond Fund, High Yield Bond Fund, Multi-Asset Fund, U.S. Core Equity Fund, Diversified Equity Fund and Socially Responsible Equity Fund. Prior to September 10, 2013, City National Asset Management, Inc. (“CNAM”), a wholly-owned subsidiary of CNB, served as investment manager to these Funds as further described below under “Management of the Trust – Investment Manager.”  Effective September 10, 2013, CNAM reorganized into City National Rochdale.  References to the “Investment Manager” for periods before September 10, 2013, refer to CNAM with respect to the Government Money Fund, Prime Money Fund, California Money Fund, Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, California Bond Fund, High Yield Bond Fund, Multi-Asset Fund, U.S. Core Equity Fund, Diversified Equity Fund and Socially Responsible Equity Fund, and refer to Rochdale with respect to the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund. City National Rochdale also serves as investment manager to the Muni High Income Fund.

Effective January 31, 2008, Class A shares of the Funds were redesignated as Class N shares, except that Class A shares of the Predecessor Funds were redesignated as Class N shares effective October 17, 2007. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.

Effective December 19, 2011, the then-existing Institutional Class shares of each of the Government Bond Fund, Corporate Bond Fund, California Bond Fund, High Yield Bond Fund and Multi-Asset Fund were redesignated as Servicing Class shares.  There were no changes to the rights, fees or expenses of the Institutional Class shares or services provided to Institutional Class shareholders in connection with the change of designation to Servicing Class.  The current Institutional Class shares of the Government Bond Fund, High Yield Bond Fund and Multi-Asset Fund were initially offered in December 2011.

Effective November 28, 2012, the then-existing Institutional Class shares of each of the Government Money Fund, Prime Money Fund and California Money Fund were redesignated as Servicing Class shares.  There were no changes to the rights, fees or expenses of the Institutional Class shares or services provided to Institutional Class shareholders in connection with the change of designation to Servicing Class.  The current Institutional Class shares of the Prime Money Fund were initially offered in November 28, 2012.

On September 17, 2013, the Board of Trustees of the Trust approved the reorganization of the City National Rochdale Full Maturity Fund into the City National Rochdale Intermediate Fixed Income Fund series of the Trust (the “Intermediate Fund”) (the “Full Maturity Fund Reorganization”) and the reorganization of the Diversified Equity Fund into the U.S. Core Equity Fund (the “Diversified Fund Reorganization”).  The shareholders of the Full Maturity Fund approved the Full Maturity Fund Reorganization and the Full Maturity Fund Reorganization closed on December 20, 2013.

The Diversified Fund Reorganization is subject to approval by shareholders of the Diversified Equity Fund. Management of the Trust expects to call a meeting of the shareholders of the Diversified Equity Fund in the first quarter of 2014 to consider the Diversified Fund Reorganization. If the Diversified Equity Fund Reorganization is approved by the shareholders of the Diversified Equity Fund, the Fund will transfer its assets to the U.S. Core Equity Fund and the U.S. Core Equity Fund will assume the liabilities of the Diversified Equity Fund. On the closing date of Diversified Equity Fund Reorganization, Diversified Equity Fund shareholders will receive shares of the U.S. Core Equity Fund equal in aggregate net asset value to the value of their shares of the Diversified Equity Fund.

Effective November 15, 2013, shares of the Diversified Equity Fund are no longer offered and shareholders of any other series of the Trust may not exchange their share of such series for shares of the Diversified Equity Fund.

Each Fund (other than the California Bond Fund and Emerging Markets Fund) is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer and in not more than 10% of the outstanding voting securities of an issuer.  These limits do not apply to cash, Government securities, and securities of other investment companies. Each of the California Bond Fund and Emerging Markets Fund is a non-diversified fund, which means it is not subject to the diversification requirements described above. However, the California Bond Fund and Emerging Markets Fund intend to diversify their respective assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

As the investment adviser to the Muni High Income Fund, the High Yield Bond Fund, the Fixed Income Opportunities Fund and the Socially Responsible Equity Fund, City National Rochdale allocates portions of the Funds’ assets among one or more of Waddell & Reed Investment Management Company (“Waddell & Reed”), Guggenheim Partners Investment Management, LLC (“Guggenheim”), SKBA Capital Management, LLC (“SKBA”), Seix Investment Advisors LLC (“Seix”), Federated Investment Management Company (“Federated”) and GML Capital LLP(“GML Capital”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”), respectively.  Each of the Sub-Advisers serves as a sub-adviser to one or more of the Funds, as described more fully below.

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectus describes the principal and material non-principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds’ principal strategies and risks and further describes non-principal strategies and risks of the Funds that an investor should also consider.

In recent years, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

MONEY MARKET FUNDS

Government Money Fund. It is a fundamental policy of the Government Money Fund to invest, under normal conditions, only in (1) U.S. Treasury obligations, (2) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government, and (3) repurchase agreements involving these obligations.

Prime Money Fund. The Prime Money Fund invests generally in the following types of U.S. Dollar-denominated money market instruments, which are deemed to mature in 397 days or less in accordance with federal securities regulations and which the Investment Manager has determined present minimal credit risk:

•
Commercial paper, including asset-backed commercial paper, rated in the highest rating category by Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Corporation (“S&P”), Fitch Ratings (“Fitch”), or any other nationally recognized statistical rating organization (“NRSRO”); or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in the highest rating category by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

•
Other corporate obligations such as publicly traded bonds, debentures, and notes rated in the highest rating category by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”), to be at least equal in quality to one or more of the above referenced securities.

•	Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

•	Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

•
Certificates of deposit, time deposits, notes and bankers’ acceptances of U.S. domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having total assets of $5 billion or greater.

California Money Fund. It is a fundamental policy of the California Money Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that pay interest that, in the opinion of bond counsel, is exempt from federal and California state personal income tax and that is not a preference item for purposes of the federal alternative minimum tax (the “AMT”). These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Money Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT (although the California Money Fund has no present intention of investing in such securities), and (2) taxable investments.

The California Money Fund will not invest 25% or more of its total assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities, general obligations of states and localities, state and local housing finance authorities, or municipal utilities systems.

Money Market Fund Risks. The Money Market Funds will invest in securities which the Investment Manager has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Board, are intended to enable the Investment Manager to minimize the credit risk with respect to the securities in the Money Market Funds’ portfolios, but there can be no absolute assurance that the Investment Manager will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of a Money Market Fund’s portfolio, the Money Market Fund may be unable to maintain stable net asset values of $1.00 per share.

CALIFORNIA BOND FUND

The California Bond Fund invests in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government – in each case that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax (“Municipal Securities”) or exempt from federal and California personal income tax (“California Municipal Securities”). Thus, this Fund generally will have a lower return than if it primarily purchases higher yielding taxable securities. Generally, the value of the Municipal Securities and California Municipal Securities held by this Fund will fluctuate inversely with interest rates.

The California Bond Fund is a “non-diversified” investment company under the 1940 Act. However, the Fund is subject to diversification requirements under the Code, which means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of its total assets may be invested in as few as two issuers. Thus, up to 25% of the Fund’s total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund’s policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

MULTI-ASSET FUND

The Multi-Asset Fund invests primarily in shares of other open-end and closed-end investment companies (each, an “Underlying Fund”), including affiliated funds (i.e., the Money Market Funds, Bond Funds and Equity Funds) to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. The affiliated funds in which the Multi-Asset Fund intends to invest a portion of its assets are the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund (together, the “Affiliated Underlying Funds”), each of which is managed by the Investment Manager. Generally, under the 1940 Act and Securities and Exchange Commission (“SEC”) rules adopted pursuant to the 1940 Act, the Multi-Asset Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•	The Multi-Asset Fund may own an unlimited amount of any affiliated fund’s voting securities.

•	The Multi-Asset Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities, subject to the following restrictions:

•
the Multi-Asset Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) applicable to funds of funds;

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Multi-Asset Fund is obligated either to (i) seek instructions from its shareholders regarding the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Multi-Asset Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Multi-Asset Fund. The Multi-Asset Fund’s purchase of such investment company securities results in the layering of expenses as Multi-Asset Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Multi-Asset Fund invests may determine to make payment of a redemption by the Multi-Asset Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Multi-Asset Fund may hold such securities until the Investment Manager determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Multi-Asset Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Multi-Asset Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

PERMITTED INVESTMENTS

Investments by the Funds may include the following types of securities. With respect to the Multi-Asset Fund, Fixed Income Opportunities Fund and Emerging Markets Fund, references in this section to investments by a Fund include the Multi-Asset Fund’s, Fixed Income Opportunities Fund’s and Emerging Market Fund’s “direct” investments as well as their “indirect” investments (i.e., investments by their Underlying Funds or by the wholly- owned subsidiary of the Fixed Income Opportunities Fund or Emerging Markets Fund, as applicable).

Equity Securities. The Equity Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Bond Funds may (as a non-principal investment strategy), invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s asset, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, it ordinarily does not have voting rights and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities.  Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and will cease to have value if it is not exercised prior to its expiration date.

Fixed Income Securities. The Money Market Funds, the Bond Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds’ fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. These fluctuations will generally be greater for longer-term securities than for shorter-term securities. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds’ current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal when due, in the market’s perception of the issuer’s creditworthiness, and in the rating of any fixed income security by NRSROs also affect the market value of that issuer’s debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ net asset values. See attached Appendix B for a discussion of fixed income ratings.

These Funds’ performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

ETFs. The Multi-Asset Fund will (as a principal investment strategy), and the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the U.S. Core Equity Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund may (as a non-principal investment strategy), invest in exchange-traded funds (“ETFs”), which are registered investment companies that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors’ iShares funds, Standard & Poor’s Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

A Fund’s investments in any ETF may be limited by the 1940 Act and SEC rules.  See “Investment Company Shares” below.

Corporate Bonds. The Government Money Fund, the Prime Money Fund, the Limited Maturity Fund, the Corporate Bond Fund, the High Yield Bond Fund, the Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund (as a principal investment strategy) and the California Money Fund, the Government Bond Fund, the California Bond Fund, the Muni High Income Fund, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. The Muni High Income Fund, the High Yield Bond Fund, the Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund will (as a principal investment strategy), and the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Dividend & Income Fund, the Emerging Markets Fund and the Multi-Asset Fund may (as a non-principal investment strategy), invest in low grade, high yield debt. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Funds. In addition, those Funds may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in Appendix A of the Prospectus. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates.  Like all fixed income securities, the market values of high yield securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The risk of loss because of default by issuers of high yield securities is generally greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness.  Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund’s adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither such event will require sale of the securities by the Fund, although the Investment Manager (or the relevant Sub-adviser) will consider the event in determining whether the Fund should continue to hold the security.

Variable and Floating Rate Instruments. The Money Market Funds, the Limited Maturity Fund (as a principal investment strategy) and the Bond Funds (excluding the Limited Maturity Fund), the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. While such instruments may provide a Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well.  A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaults on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights.

Convertible Securities and Warrants. The High Yield Bond Fund and the Emerging Markets Fund will (as a principal investment strategy) and the remaining Bond Funds, the Multi-Asset Fund and the remaining Equity Funds may (as a non-principal investment strategy) invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.  A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein). Neither the Diversified Equity Fund nor the Socially Responsible Equity Fund may invest more than 5% of the value of the Fund’s total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.

Trust Preferred Securities. The Fixed Income Opportunities Fund will (as a principal investment strategy), and the other Funds may (as a non-principal investment strategy) invest in trust preferred securities, which are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

Commercial Paper and Other Short-Term Corporate Obligations. Each of the Money Market Funds, the Bond Funds, the Multi-Asset Fund, the Dividend & Income Fund and the Emerging Markets Fund may invest in commercial paper as a non-principal investment strategy. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. The value of commercial paper and other securities in the Funds’ portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. Such obligations frequently are not rated by credit rating agencies.

Section 4(2) Commercial Paper. The Money Market Funds (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Commercial paper and short-term notes (of Funds other than the Fixed Income Opportunities Fund) will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Services, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another NRSRO or if unrated, will be determined by the Investment Manager (or the relevant Sub-Adviser) to be of comparable quality. These rating symbols are described in Appendix A of the Prospectus.

Illiquid Securities. The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager (or Sub-Adviser, if any) pursuant to guidelines approved by the Board. The Investment Manager (or Sub-Adviser, if any) will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. To the extent that the Investment Manager (or Sub-Adviser, if any), pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund’s percentage limit on illiquid securities investment.

No Money Market Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 5% of the Fund’s net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund’s net assets valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

Mortgage-Related Securities and Derivative Securities. The Intermediate Fixed Income Fund, the Government Money Fund, the Limited Maturity Fund, and the Government Bond Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Different types of these mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Certain mortgage-related securities are subject to high volatility. The Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  For example, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period.  It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time.  Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages.  Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Ginnie Mae creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Administration or Veterans Administration) mortgages. Fannie Mae and Freddie Mac issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable “lives” largely due to the risks associated with prepayment on the underlying mortgages.

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – Ginnie Mae. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a Ginnie Mae guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration (the “FHA”) under the Housing Act (“FHA Loans”), or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Ginnie Mae pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities – Fannie Mae. Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. Fannie Mae was transformed into a private sector corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Mortgage-Related Securities – Freddie Mac. Freddie Mac is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. Freddie Mac was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of Freddie Mac currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying Freddie Mac securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another Freddie Mac security.

See the discussion of Fannie Mae in the previous section for information about the 2008 appointment of FHFA as the conservator of Freddie Mac.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by Ginnie Mae, Fannie Mae, Freddie Mac or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale and there may be a limited market for such securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.  Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, privately issued mortgage-related securities are not subject to the underwriting requirements for the underlying mortgages that are applicable to mortgage-backed securities that have a government or government-sponsored entity guarantee.  As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.  Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans.  The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans).   For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. The Investment Manager expects that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund’s total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund’s total assets.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage Dollar Rolls.  In forward roll transactions, also known as mortgage “dollar rolls,” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time a fund enters into a mortgage dollar roll commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage Backed Securities.  Stripped mortgage backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Other types of mortgage-related derivative securities include various types of structured securities with interest rates or, in some cases, principal payable at maturity that change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“references prices”).  A structured mortgage-backed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the security is a multiple of the change in the reference price. Such securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate and inverse floating rate securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), floating rate securities that are subject to a maximum interest rate (“capped floaters”), dual index floaters (which are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates) and range floaters (the coupons on which are subject to reduction if a designated interest rate floats outside of a specified interest rate band or collar). These securities may be illiquid and their values may be very volatile.

Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Investment Manager or a Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates “term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of pre-maturity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Investment Manager’s or a Sub-Adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Asset-Backed Commercial Paper. The Fixed Income Opportunities Fund, the Government Money Fund and the Prime Money Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in asset-backed commercial paper (“ABCP”) and other Eligible Securities (as that term is defined below). ABCP is issued by structured investment vehicles or other conduits, and typically has an original term to maturity of up to 270 days.  Payment is supported by cash flows from large pools of assets with large numbers of revolving obligors, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. The structured investment vehicles or other conduits issuing the ABCP are sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities.

The credit quality of most ABCP depends primarily on the credit quality of the underlying assets, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities. Payments or distributions of principal and interest on ABCP depend primarily on the cash collections received from the underlying asset portfolio and the conduit’s ability to issue new ABCP.  A fund investing in such securities may incur losses in the event or credit or market value deterioration in the underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP.  To protect investors from such risks, payment may also be supported  with various protections such as  credit enhancements, liquidity support, various forms of cash collateral accounts or letters of credit, and commercial paper stop-issuance and wind-down triggers.  However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP.  This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period.  Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP.  ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement.  The subordinated notes are typically of a lower credit quality and have a higher risk of default.

Asset-Backed Securities. The Intermediate Fixed Income Fund will (as a principal investment strategy) and all of the other Funds may (as a non-principal investment strategy) invest in asset-backed securities.  These types of securities represent a direct or indirect participation in, or are secured by and payable from, cash flows from pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements.

Payment of principal and interest on asset-back securities may largely depend upon the cash flows generated by the assets backing the securities.  In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party.  Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-backed securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.

The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement.  In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower.  Asset backed securities may present certain risks not relevant to mortgage-backed securities.  Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities.  In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Litigation Proceeds Purchase Contracts.  Among the asset-backed securities in which the Dividend & Income, Intermediate Fixed Income and Fixed Income Opportunities Funds may invest (as a non-principal investment strategy) are securities backed by the income generated by “Litigation Proceeds Purchase Contracts” (“Litigation Advance Notes”).  The owner of such a contract is entitled to receive a specified sum of money when and if a “Claimant” (which term means an individual who has filed a lawsuit, is entitled to file a lawsuit, or has settled a lawsuit) and/or the Claimant’s attorney collects on the claim upon which the lawsuit is based.  Investments in Litigation Advance Notes involve a number of unique risks.  An investment in Litigation Advance Notes is highly speculative.  Litigation Advance Notes are illiquid as are the Litigation Proceeds Purchase Contracts backing them, and cannot be readily sold.  Additionally, the market for Litigation Proceeds Purchase Contracts is relatively new and evolving.  Because there is no readily available market price for the Litigation Advance Notes, and the calculation of each Fund’s net asset value involves many assumptions, valuations assigned to the Litigation Advance Notes in accordance with procedures adopted by the Trust may be inaccurate.  In the event that payments are not generated by the Litigation Proceeds Purchase Contracts backing the Litigation Advance Notes as expected, payments due to the Funds under the Litigation Advance Notes may not be made.

Litigation Proceeds Purchase Contracts involve significant risks that may result in the loss of a significant portion of any investment made by a contract owner.  A Claimant or the Claimant’s counsel may fail to collect sufficient proceeds in connection with a claim to allow payment under the Litigation Proceeds Purchase Contract.  Cases underlying a contract may not result in the expected payout due to difficulties associated with the process by which cases are selected for investment (e.g., improper selection criteria, improper application of selection criteria or that information material to the origination process is unavailable at the time of case selection).  Persons against whom a claim is asserted (or their insurers) may be unable or unwilling to satisfy such payment obligations.  Litigation Proceeds Purchase Contracts must be effectively administered and the underlying cases monitored.  Necessary services may include, without limitation, custody of the documents evidencing the rights of the contract owner, monitoring the progress of cases and payments received by Claimants or their attorneys, and monitoring potential changes in the legal and regulatory environment relating to Litigation Proceeds Purchase Contracts.  A lack of proper servicing can increase the risk that a Claimant or counsel has failed to make timely payments of litigation proceeds or otherwise honor obligations under the contract, without this fact being brought to the attention of the contract owner.  A contract may not be enforced with respect to any case as a result of changes in applicable law or public policy and/or a specific term of a contract may not be enforced by courts or may otherwise violate applicable law.

The various transactions and legal processes involved in the origination, transfer and servicing of litigation proceeds purchase contracts occur in the context of a highly regulated legal environment.  Relevant laws and regulations are subject to constant change. Law and professional regulations (including ethics regulations) associated with acquiring or otherwise taking a financial position or commercial interest with respect to a lawsuit is particularly complex and uncertain.  Various jurisdictions prohibit or restrict purchasing claims from claimants, assigning certain kinds of claims, and/or participating in a lawyer’s contingent fee interests (including ethical rules against sharing fees with lawyers and non-lawyers).  In addition, some jurisdictions do not have a specific law in place validating the legality of litigation proceeds purchase contracts.  This lack of legislation or regulation provides the opportunity for new legislation or regulation to be introduced which may make impermissible or otherwise limit the ability to make such advances within the state.  Although the Adviser believes that any such new law would likely not be applied retroactively to currently existing contracts, there can be no guarantee that retroactive application will not be attempted.  Claimants may also change residences and cases may be transferred during the course of litigation to jurisdictions that do not permit such transactions and/or in which there is a higher degree of uncertainty regarding such transactions. In certain jurisdictions, such as California, while no binding court decisions specifically disapprove of the practice, a court may still decline to enforce such arrangements if, for example, there is an indication that a non-party to a claim is in any way controlling the prosecution of that lawsuit, or if it appears that a non-lawyer is unlawfully engaged in the practice of law, or if the arrangement otherwise offends the public policy of the jurisdiction.  To the extent that any Claimants move to states in which such contracts are illegal or unenforceable, the litigation proceeds expected to be generated by the pool of underlying contracts may be adversely affected.

In addition, lending and usury laws, contracts laws, bankruptcy considerations, and federal tax legislation, among other legal factors, also may play a significant role in the purchase, pledge or enforcement of Litigation Proceeds Purchase Contracts. The lack of specific authority provides the opportunity for future legislative activity, judicial determination or attorney general interpretation to deem that Litigation Proceeds Purchase Contracts are either impermissible or require some form of licensure by the issuer or otherwise violate lending or usury laws.  However, the Advisor is unaware of any such current limitation, finding, interpretation, requirement or violation applicable to the Litigation Proceeds Purchase Contracts underlying any Litigation Advance Notes held by the Funds.

Variable Rate Demand Notes. The California Money Fund and the California Bond Fund (as a principal investment strategy) and all of the other Funds except the Diversified Equity Fund and the Socially Responsible Equity Fund (as a non-principal investment strategy) may invest in variable rate demand notes (“VRDNs”). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager (or Sub-Adviser, if any) believes are creditworthy and satisfy the quality requirements of these Funds. The Investment Manager (or Sub-Adviser, if any) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do, increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.  VRDNs may earn lower yields than other types of fixed income securities in which the Funds may invest.

Exchange-Traded Notes. The Multi-Asset Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indices. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction.  Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Foreign Securities. The Multi-Asset Fund, the Corporate Bond Fund, the High Yield Bond Fund, the Diversified Equity Fund, the Fixed Income Opportunities Fund, the Emerging Markets Fund and the Socially Responsible Equity Fund (as a principal investment strategy) and all other Funds except for the Government Bond Fund and the California Bond Fund (as a non-principal investment strategy) may invest in securities issued by companies organized or principally doing business in foreign countries and by governments of foreign countries.  Each of the Limited Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund may invest up to 15% of its total assets, at the time of purchase, in U.S. dollar-denominated securities of non-U.S. companies. Each of the Limited Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund may invest in securities of certain Canadian issuers and securities purchased by means of sponsored American Depositary Receipts in an amount not to exceed 15% of the Fund’s total assets at the time of purchase, although it currently does not intend to do so.

ADRs, EDRs and GDRs.  Each Fund other than the Multi-Asset Fund and the U.S. Core Equity Fund makes its foreign investments by investing in American Depositary Receipts (“ADRs”).  The Multi-Asset Fund may invest in ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar global instruments available in emerging markets, other securities convertible into securities of eligible issuers, and other types of foreign securities, and the U.S. Core Equity Fund may invest in ADRs and securities of foreign issuers registered on the NYSE or NASDAQ.  ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are publicly trades on exchanges or over-the-counter in the United States, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. In addition, in a sponsored ADR arrangement the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the ADR holders.  For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Economic, Political and Social Factors.  Certain foreign countries may be subject to a greater degree of economic, political and social instability than the United States. Such instability my result from, among other things, authoritarian governments or military involvement in political and economic decision making; popular unrest associated with demands for improved economic, political and social conditions; internal insurgencies; hostile relations with neighboring countries; and ethnic, religious and racial conflict. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payment position. Foreign investments also involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); and default in foreign government securities. Such economic, political and social instability could significantly disrupt the financial markets in such countries, the values of foreign investments, and the ability of the issuers in such countries to repay their obligations.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.  In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Foreign Securities Markets and Regulations.  There is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Further, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.  The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at desirable times.

Foreign Currencies.  Certain securities in which the Multi-Asset Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund invests may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. Dollar will result in a corresponding change in the U.S. Dollar value of the Fund’s securities denominated in the currency. Such changes also affect the Fund’s income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager’s ability to predict movements in exchange rates.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective.  Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Some countries in which the Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. Dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a “foreign premium” on capital investments available to foreign investors such as the Funds. A Fund may pay a “foreign premium” to establish an investment position which it cannot later recoup because of changes in that country’s foreign investment laws.

The Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. Dollars are used for the purchase of securities in foreign countries. The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds’ assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Fixed Income Opportunities Fund, the Emerging Markets Fund, the Multi-Asset Fund and the Corporate Bond Fund (as a principal investment strategy) and the Dividend & Income Fund, the Government Bond Fund, the California Bond Fund and the High Yield Bond Fund (as a non-principal investment strategy) may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Central and Eastern Europe and the former Soviet Union, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres (including expropriation, nationalization and confiscation of assets and property, and restrictions on foreign investments and on repatriation of capital invested) and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Frontier Market Securities.  The Fixed Income Opportunities Fund (as a non-principal investment strategy) may invest in securities of companies in frontier markets. Frontier market countries are a sub-set of emerging market countries the capital markets are of which generally less developed, less liquid and have lower market capitalization than those of the more developed, “traditional” emerging markets but which still demonstrate a relative market openness to and accessibility for foreign investors. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe and the former Soviet Union, the Middle East, Central and South America, and Africa. Frontier market countries generally have smaller economies and even less developed capital markets with relatively newer and less tested regulatory and legal systems than traditional emerging markets, and, as a result, the risks discussed above with respect to emerging markets are magnified in frontier market countries. Securities issued by borrowers in frontier market countries are often subject to extreme price volatility and illiquidity and effects stemming from government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and relatively new and unsettled securities laws.

Investments in India Through Mauritius.  The Emerging Markets Fund currently intends to gain exposure to Indian securities through investments in Rochdale Emerging Markets (Mauritius), a wholly-owned subsidiary of the Fund organized as a private limited company under the laws of the Republic of Mauritius (the “Subsidiary”).  The Investment Manager manages the assets of the Subsidiary, but receives no additional compensation for doing so.  To the extent that the Fund invests through the Subsidiary, an investment in the Fund will be an indirect investment in the Subsidiary.  The Fund is the sole shareholder of the Subsidiary and has no current intention to sell or transfer shares of the Subsidiary.  Descriptions in this SAI of investment restrictions, securities and transactions, and their associated risks, generally refer to both investments made directly and indirectly through the Subsidiary.

The Subsidiary is regulated by the Mauritius Financial Services Commission.  The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or for the correctness of any statements made or opinions expressed with regard to the Subsidiary.  The Subsidiary is currently licensed as a Global Business Company (Category 1) with the Mauritius Financial Services Commission and its shares are currently only available to the Fund. As an investor in the Subsidiary, the Fund is not protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary’s failure.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree.  In India, only certain “Foreign Institutional Investors” (“FIIs”) and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India).  The Subsidiary is registered with the Securities and Exchange Board of India (“SEBI”) as a “Sub-Account” of the Adviser, to utilize the Adviser’s registration as an FII with SEBI.  However, the Subsidiary must still seek renewal of this status every three years, and both the Adviser and the Subsidiary will be required to fulfill any conditions imposed by SEBI.  There can be no guarantee that regulatory approval will be forthcoming, or that the Adviser and the Subsidiary will be able to fulfill any conditions imposed by SEBI.  The investment by the Subsidiary in Indian securities is therefore dependent on its continued registration as a Sub-Account of the Adviser and on the Adviser’s continued registration as a FII.  Any loss of either such registration could result in mandatory divestment by the Subsidiary.

The income, assets and activities of the Subsidiary are treated as those of the Fund.  Investments made by the Subsidiary in Indian securities are treated as investments by the Fund, and dividends and distributions received by the Subsidiary on these investments are treated as having been received by the Fund.  Any investment made by the Fund in the Subsidiary, and any distributions by the Subsidiary to the Fund are disregarded as the Subsidiary is not treated as an entity separate from the Fund.  The Fund will invest in the Subsidiary through daily subscriptions and redemptions of the Subsidiary’s Participating Shares.

Participation Certificates.  The Emerging Markets Fund may invest in participation certificates as a non-principal investment strategy. Participation certificates are issued by banks or broker-dealers and are designed to replicate the performance of certain non-U.S. companies traded on non-U.S. exchanges.  Participation certificates are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participation certificate is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participation certificates will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses.  Investments in participation certificates involve risks normally associated with a direct investment in the underlying securities. In addition, participation certificates are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the Fund will rely on the creditworthiness of such banks or broker-dealers and will have no rights under a participation certificate against the issuers of the securities underlying such participation certificate.

Hedge Funds. As a non-principal investment strategy, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund and the Multi-Asset Fund may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through a Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund’s assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund’s shareholders, even if the Fund’s overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Short Sales. Each of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund and the Multi-Asset Fund may engage in short sales of securities as a non-principal part of its overall portfolio management strategy. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

Investment Company Shares. The Fixed Income Opportunities Fund and the Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. Investment companies in which a Fund invests typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. The Funds limit investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Generally, under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. In addition, any acquisitions of investment company shares by any Affiliated Underlying Funds (i.e., the Funds in which the Multi-Asset Fund invests, which currently may include the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are subject to the following restrictions: (a) no more than 5% of the Affiliated Underlying Fund’s total assets may be invested in any one investment company, and (b) an Affiliated Underlying Fund’s investments in all investment companies is limited to 10% of the Fund’s total assets. These restrictions may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules. See “Investment Techniques and Risk Considerations – Multi-Asset Fund” above for more information about the restrictions applicable to acquisitions by the Multi-Asset Fund of shares of investment companies under the 1940 Act.

Master Limited Partnerships (MLPs).  The Dividend & Income Fund may as a non-principal investment strategy invest in master limited partnerships (“MLPs”).  An MLP is an entity receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership has an ownership stake in the partnership (typically a 2% general partner equity interest and additional common units and subordinated units), and in many cases is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income.  Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. The Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy industry. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their federal income tax treatment as partnerships, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs’ income and gains.

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.  If their parent or sponsor entities were to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and the ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Zero Coupon Bonds. The Fixed Income Opportunities Fund and the Money Market Funds (as a principal investment strategy), and the other Bond Funds, the Dividend & Income Fund, the Emerging Markets Fund and the Multi-Asset Fund (as a non-principal investment strategy) may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The securities are redeemed at face value on the specified maturity date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating other securities at times the Funds might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. The Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund and the Multi-Asset Fund may invest in pay-in-kind bonds as a non-principal investment strategy. These are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITs. The Dividend & Income Fund (as a principal investment strategy) and the other Bond Funds (excluding the Limited Maturity Fund), the Multi-Asset Fund and the Equity Funds may invest in real estate investment trusts (“REITs”) as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may fail to qualify for its expected tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act.

Privatizations. As a non-principal investment strategy, the Bond Funds (excluding the Limited Maturity Fund), the Multi-Asset Fund and the Equity Funds may invest in “privatizations” – foreign governmental programs of selling interests in government-owned or -controlled enterprises – which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. As a non-principal investment strategy, the Bond Funds (excluding the Limited Maturity Fund), the Multi-Asset Fund and the Equity Funds may invest in “special situations” – joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager (or Sub-Adviser, if any) based on criteria reviewed by the Board.

Forward Foreign Currency Contracts. As a non-principal investment strategy, the Bond Funds (excluding the Limited Maturity Fund), the Multi-Asset Fund and the Equity Funds may enter into forward foreign currency contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Funds may enter into contracts to sell, for a fixed amount of U.S. Dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Funds denominated in such foreign currency.  Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because such contracts are entered into on a principal basis, no fees or commissions are involved.

By entering into forward foreign currency contracts, the Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions.

If a Fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the contract has been established.  Thus a Fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Pursuant to Section 18 of the 1940 Act and SEC staff interpretations thereunder, for forwards that are not contractually required to “cash settle,” a Fund must cover its open positions by segregating liquid assets equal to the contracts’ full notional value. For forwards that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value.

Municipal Securities. The Fixed Income Opportunities Fund, the California Money Fund, the California Bond Fund and the Muni High Income Fund (as a principal investment strategy) and the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Government Money Fund, the Prime Money Fund, the Government Bond Fund, the Corporate Bond Fund, the High Yield Bond Fund and the Multi-Asset Fund (as a non-principal investment strategy) may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for a wide variety of public facilities, for refunding outstanding obligations, for general operating expenses, for lending such funds to other public institutions and facilities, and in anticipation of the receipt of revenue or the issuance of other obligations, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities.  General debt obligation securities are backed by the taxing power of the issuing municipality. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.  Revenue obligations are backed by the revenue of a project or facility (for example, tolls from a toll bridge) or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source.  Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source.  Revenue securities include private activity bonds (“PABs”) and industrial development obligations which are not payable from the unrestricted revenues of the issuer.  The payment of principal and interest on PABs and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities.  If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Leases. The Fixed Income Opportunities Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Emerging Markets Fund, the California Money Fund, the California Bond Fund, the Muni High Income Fund and the High Yield Bond Fund may invest in municipal lease obligations – instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes(notes sold to provide interim financing until long-term bond financing can be arranged), tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

Private Activity and Industrial Development Bonds. The Fixed Income Opportunities Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Emerging Markets Fund, the California Money Fund, the California Bond Fund, the Muni High Income Fund and the High Yield Bond Fund may purchase certain PABs or industrial development bonds, the interest paid on which is exempt from federal income tax(although such interest may be an item of tax preference for purposes of the federal alternative minimum tax). These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured.  Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity.  The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity’s dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.

Tobacco Settlement Revenue Bonds. The Muni High Income Fund may invest in tobacco settlement revenue bonds.  Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures,  some through distinct governmental entities created for such purpose. These bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual U.S. cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to the Fund than stand-alone MSA bonds.

Risks of Certain Types of Municipal Bonds.  At any one time, the Muni High Income Fund may invest significantly in revenue bonds, the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund also could have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

Many of the lower-rated municipal bonds in which the Fund seeks to invest may be PABs. As discussed above, the entity responsible for payment of the principal and interest on PABs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry. For example, a hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry’s ability to service its debt or to pay principal when due.

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Auction Rate Securities. The Muni High Income Fund may buy auction rate securities as a non-principal investment strategy. Auction rate securities are debt securities with an interest rate set at auction. Auction rate securities may be issued by state and local governments, agencies and authorities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The rate is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum rate. The rate set by the auction is the lowest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In addition, there may be no active secondary market for these securities between auctions, and sales conducted on a secondary market may not be on terms favorable to the seller. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so, and therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Derivatives.  Certain Funds may use various types of derivatives (“Financial Instruments”) as non-principal investment strategies for various reasons, including as a substitute for other investments, to attempt to enhance a portfolio’s total return or yield, or to hedge or otherwise alter the investment characteristics of a portfolio.  Except as otherwise provided in its prospectus, this SAI or by applicable law, each such Fund may purchase and sell any type of Financial Instrument, including those which may become available in the future as the Investment Manager or a Sub-Adviser develops new techniques and as new Financial Instruments or other techniques are developed.  As with any other investment or investment technique, any such Fund may choose not to make use of derivatives for a variety of reasons (including cost considerations), and there can be no assurance that any derivatives strategy employed will be successful.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”), or the exchanges on which some Financial Instruments may be traded.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a Fund. In general, the use of Financial Instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a Fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

•
Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon an adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•
A Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments.  Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

•
A Fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A Fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a Fund continues to be subject to investment risk on the Financial Instrument. A Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•
Certain Financial Instruments transactions may have a leveraging effect on a Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

•
Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

•
In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Fund incurring substantial losses and/or not achieving anticipated gains.

•
Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Fund might be in a better position had it not attempted to hedge at all.

•
Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

•
Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

•
Certain Financial Instruments transactions, including certain options, swaps, forward contracts, futures and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•
Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a Fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

•
Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

•
Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

•
Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•
Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a Fund that invests largely in municipal securities.

Swap Agreements. The Fixed Income Opportunities Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Emerging Markets Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the Multi-Asset Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Credit Default Swaps.  A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan.

Options on Securities, Securities Indices and Currencies. As a non-principal investment strategy, each of the Bond Funds, the Multi-Asset Fund and the Equity Funds may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased. The Limited Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund may enter into such option transactions only as part of a hedging strategy.

Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.  Puts and calls on indices are similar to puts and calls on securities, except that all settlements are in cash and gain or loss depends on changes in the index and the amount of cash is equal to the difference between the closing price of the index and the exercise price times a specified multiple which determines the total dollar value for each point of such difference.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction. A covered put option gives the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund’s total assets.

Options on indices may, depending on circumstances, involve greater risk than options on securities.  Because index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a Fund to enter into any closing transaction.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds’ option orders.

Futures and Options on Futures. The Fixed Income Securities Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Emerging Markets Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Multi-Asset Fund and the U.S. Core Equity Fund may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. These Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. These Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when one of the Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations, or increases in initial margin requirements, may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked-to-market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Futures and options on futures are regulated by the CFTC.  The Investment Manager and relevant Sub-Adviser have claimed exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, and therefore are not subject to registration or regulation as a pool operator under that Act. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). In the future, if a Fund’s use of futures, options as futures, or swaps requires the Investment Manager to register as a commodity pool operator with the CFTC, the Investment Manager will do so at that time.

Inverse Floaters. Each Fund may as a non-principal investment strategy invest in municipal securities the interest rates of which bear an inverse relationship to the interest rate on another security or the value of an index (“Inverse Floaters”). An investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Repurchase Agreements. The Government Money Fund and the Prime Money Fund (as a principal investment strategy) and the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund, the California Money Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the Multi-Asset Fund (as a non-principal investment strategy) may engage in repurchase agreements. The Limited Maturity Fund may as a non-principal investment strategy enter into repurchase agreements involving the types of securities which are eligible for purchase by those Funds. The Funds expect that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

The Investment Manager (or Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager (or Sub-Adviser, if any) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked-to-market daily. The Investment Manager (or Sub-Adviser, if any) will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.

None of these Funds, as a policy, will invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager or relevant Sub-Adviser, as applicable, liquidity or other considerations warrant.

Lending of Portfolio Securities. As a non-principal investment strategy, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Multi-Asset Fund and the U.S. Core Equity Fund may lend their portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager on behalf of the Funds. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked-to-market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned as promptly as practicable.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will have the ability to recall securities in order to exercise voting rights with respect to those securities and will receive proceeds from the investment of the collateral. Investing the collateral subjects that investment to market appreciation or depreciation. A Fund will bear any loss on the investment of its cash collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager (or Sub-Adviser, if any) to be creditworthy, and when, in the judgment of the Investment Manager (or Sub-Adviser, if any), the income which can be earned currently from such loans justifies the attendant risk.

Standby Commitments and Put Transactions. The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund, the Emerging Markets Fund, the California Money Fund and the California Bond Fund (as a principal investment strategy) and the Government Money Fund, the Prime Money Fund, the Government Bond Fund, the Corporate Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the Multi-Asset Fund (as a non-principal investment strategy) may engage in standby commitments and put transactions. The Investment Manager and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Investment Manager (or Sub-Adviser, if any) believes present minimum credit risks, and the Investment Manager (or Sub-Adviser, if any) will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. If any writer is unable to honor a put for financial reasons, the investing Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities under certain circumstances (e.g., provisions excusing the writer from repurchasing securities if there is a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit, or provisions that puts will not be exercised except in certain special cases, such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Bank Obligations. The Fixed Income Opportunities Fund, the Money Market Funds and the Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in all types of bank obligations, including bank notes, bank loans, bankers’ acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a “CD”) is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to the federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans.  Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions.  As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Collateralized Debt Obligations.  Each Fund may as a non-principal investment strategy invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Eurodollar Certificates of Deposit and Foreign Securities. The Bond Funds, the Multi-Asset Fund and the Equity Funds (except for the Dividend & Income Fund) may invest in Eurodollar certificates of deposit and foreign securities as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Investment Manager will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. Dollar denominated.

Tax Exempt Commercial Paper. The California Money Fund and the California Bond Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency and Instrumentality Obligations. The Government Money Fund, the Prime Money Fund, the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Limited Maturity Fund, the Government Bond Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. Government agency and instrumentality obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Student Loan Marketing Association, the Private Export Funding Corporation (an entity established by the U.S. Treasury and the Export/Import Bank of the United States), Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Ginnie Mae, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by Ginnie Mae which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service. These obligations include securities supported by the full faith and credit of the U.S. Treasury (i.e., Ginnie Mae), securities supported by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), securities supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency (such as securities issued by Fannie Mae), and securities supported only by the credit of the instrumentality (such as securities issued by Freddie Mac).

U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to market crises or otherwise.  In the case of obligations not backed by the full faith and credit of the Unites States, a Fund must look principally to the agency or instrumentality issuing or guaranteed the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  No government agencies or instrumentalities guarantees the market value of the securities it issues, and the market value such securities will fluctuate in response to changes  in interest rates.  Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Government Money Fund, the Prime Money Fund, the Limited Maturity Fund, the Government Bond Fund,  and the Intermediate Fixed Income Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. Treasury obligations, which consist of bills (maturity of one year or less), notes (maturity of one to ten years) and bonds (maturities generally greater than ten years) issued by the U.S. Treasury.  The U.S. government does not guarantee the market value of Treasury securities, which fluctuate in response to changes in interest rates.  The Funds may also invest in separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities and Forward Commitments. The Fixed Income Opportunities Fund may (as a principal investment strategy) and the Money Market Funds, the Limited Maturity Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Intermediate Fixed Income Fund, the Dividend & Income Fund, the Emerging Markets Fund and the Multi-Asset Fund may (as a non-principal investment strategy) invest in securities on a when-issued or forward commitment basis. These investments involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager (or Sub-Adviser, if any) deems it appropriate to do so. Because a Fund’s liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Manager and each Sub-Adviser, as applicable, expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Fund’s total assets absent unusual market conditions.

Credit Linked Notes. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in credit linked notes (“CLNs”), which are a type of hybrid instrument in which a special purpose entity (the “Note Issuer”)  issues a structured note that is in general intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer (the “Reference Instrument”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Foreign Sovereign Debt Securities. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in fixed and floating rate high yield foreign sovereign debt securities.  Such investments will expose a Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

Borrowing Policy. The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund may borrow money as permitted by the 1940 Act and the rules and regulations thereunder, which limit a Fund to borrowing in an amount up to 33 1/3% of the value of the Fund’s total assets.  For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis will not be deemed the borrowing of money.  If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Borrowing for investment purposes is one form of leverage.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity.  Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

The Money Market Funds, the Multi-Asset Fund, the Bond Funds (other than the Fixed Income Opportunities Fund and the Intermediate Fixed Income Fund) and the Equity Funds (other than the Dividend & Income Fund and the Emerging Markets Fund) may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 33 1/3% of the value of each Fund’s total assets (10% for the Limited Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund) in order to meet redemption requests without immediately selling any portfolio securities. For the purpose of the investment restriction for the Limited Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis will not be deemed the borrowing of money. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding.  The Multi-Asset Fund’s Underlying Funds may be subject to different policies, other than the 33 1/3% percentage limitation. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Concentration. None of the Funds may concentrate (i.e., invest more than 25% of a Fund’s net assets) in any industry or group of industries, except that a Fund (other than the Intermediate Fixed Income Fund, the Dividend & Income Fund and the Emerging Markets Fund) may invest more than 25% of its net assets in the securities of other registered investment companies and each Fund may invest more than 25% of its net assets in securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Additionally, the Fixed Income Opportunities Fund may invest more than 25% of its net assets in repurchase agreements secured by obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Multi-Asset Fund will consider the investments of each Affiliated Underlying Fund, in addition to the direct investments by the Fund, to determine that in the aggregate no more than 25% of the Fund’s net assets is invested in any industry or group of industries. If the Multi-Asset Fund invests in any unaffiliated fund that is concentrated in any industry or group of industries, the Fund will also consider the investments of that unaffiliated fund to determine that in the aggregate no more than 25% of the Fund’s net assets is invested in any industry or group of industries. Generally, the Multi-Asset Fund expects that any such concentrated unaffiliated fund would be designed to track an index, which the Fund would use to determine the concentrated unaffiliated fund’s sector allocation. Because the Multi-Asset Fund has the ability to invest in concentrated funds, from time to time it may inadvertently become concentrated in an industry or group of industries, which will subject the Fund to losses arising from adverse developments with respect to that industry to a greater extent than if the Fund were not concentrated. If the Multi-Asset Fund were to become inadvertently concentrated, the Fund will take corrective action to ensure compliance with its concentration policy.

Securities Ratings.  Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As NRSROs may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager or Sub-Adviser will also monitor issuers of such securities.

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of the advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

California Municipal Securities. Because the California Bond Fund and the California Money Fund invest primarily in California Municipal Securities, the value of their portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the “State”) and its municipalities, authorities and other instrumentalities that issue such securities. The following information is based on information available as of the date of this SAI primarily from official statements and prospectuses relating to the State budget and securities offerings of the State, the latest of which is dated January 10, 2014.

General Economic Conditions

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

In 2008 and most of 2009, the State experienced what was the most significant economic downturn since the Great Depression of the 1930s. Since 2011, the State’s economy has significantly improved.  California followed the nation’s path through the recession and into the recovery. California labor markets deteriorated dramatically during the latter half of 2008 and the first six months of 2009, suffering their worst losses on record. Between June 2008 and June 2009, the State dropped nearly one million nonfarm jobs. These losses moderated as the year progressed and switched to very modest gains during 2010 and early 2011. Since the recovery began in 2009, California’s economic growth has been dominated by high technology and export-oriented industries located predominantly in major coastal metropolitan areas. However, beginning in 2012 and continuing in 2013, growth spread to other sectors and regions, thus improving economic conditions throughout the State.  Under current estimates, the trend of a very slow economic recovery is expected to continue for California.

The 2014-15 Governor's Budget dated January 10, 2014 (the "2014 Governor's Budget"), indicates that that the uncertainty of federal fiscal policies has lessened in recent months, which appears to have had a positive effect on consumer and producer confidence. The overall economy is expected to improve, with slow and steady growth over the next few years. Unemployment rates for the nation and California continue to drop, with job creation and housing prices improving.  The State unemployment rate fell more quickly than the national rate, to 8.5% in November 2013 from 9.8% at the end of 2012. The number of employed and unemployed job‑seekers in California has remained steady. The State’s labor force is expected to expand slowly despite the retirement of the baby boomers.  In addition, the California housing market has been recovering, with prices of existing single‑family homes up approximately 25% in October 2013 compared to October 2012.

California’s geographic location subjects it to earthquake risks. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

In addition, California is subject to periodic water shortages owing to drought conditions. In January 2014, the Governor proclaimed a state of emergency due to statewide drought conditions in California, which has been described as the worst drought on record for the State. In the proclamation, the Governor requested that State residents reduce water use by 20%.  The proclamation also directs State officials to assist farmers and communities that are economically impacted by dry conditions and to initiate a greatly expanded water conservation public awareness campaign.

State Budgets

2011 Governor's Budget.  On November 2, 2010, the voters elected Edmund G. Brown, Jr. as Governor, to start a new term on January 3, 2011.  The Governor’s Budget for the 2011-12 fiscal year was released in January 2011 (the “2011 Governor’s Budget”).  Although California had begun to recover, the 2011 Governor's Budget projected that it would be years before the more than 1 million lost jobs would be recovered. Baseline revenues were not projected to return to the 2007-08 level until 2013-14 and, even then, the Budget projected that revenues would be insufficient to pay for program services that the State had committed to provide.  California was projected to face a budget gap of $25.4 billion in 2011-12. This gap was made up of a 2011 shortfall of $8.2 billion and a 2011-12 shortfall of $17.2 billion.  Although the economic downturn had been the chief contributor to California's budget gap, the Budget noted that the State entered the recession with an existing structural budget deficit, meaning that revenues did not cover costs. This structural deficit continued, in part, because of an overreliance on temporary remedies and savings proposals that did not materialize. Some actions adopted over the last decade, such as the Economic Recovery Bonds, added $2.9 billion to the projected budget gap in 2011-12.

The 2011 Governor’s Budget proposed to close California's budget gap by significantly reforming State and local programs, substantially reducing State operations, and enacting spending cuts across all service areas.  The Budget reduced spending by $12.5 billion, and included substantial cuts to most major programs.  The Budget also included one-time savings and borrowing measures.

2012 Governor’s Budget.  The Governor’s Budget for the 2012-13 fiscal year was released in January 2012 (the “2012 Governor’s Budget”).  The 2012 Governor’s Budget noted that California’s fiscal condition was improving.  In 2011, the State faced a $26.6 billion shortfall and future estimated annual budget gaps of $20 billion, compared with a $9.2 billion budget problem and future annual budget gaps of $5 billion or less in 2012.  The 2012 Governor’s Budget proposed a balanced solution by cutting more deeply into spending while also increasing revenues.

The 2012 Governor’s Budget projected that the State would end 2011-12 with a deficit of $4.1 billion. Absent corrective actions, it was projected that the State would spend $5.1 billion more than it takes in during 2012-13. According to the 2012 Governor’s Budget, the State faced a $9.2 billion budget problem.  The Budget proposed a total of $10.3 billion in cuts and revenues to balance the budget and to rebuild a $1.1 billion reserve.  This $10.3 billion was comprised of $4.22 billion of expenditure reductions, $4.65 billion in revenue increases and $1.43 billion of other solutions.  In November 2012, voters approved an amendment to the State’s Constitution (“Proposition 30”) providing an increase in temporary revenues while preventing deep cuts to education and guaranteeing funding for public safety at the local level.

2013 Governor’s Budget.  The Governor’s Budget for the 2013-14 fiscal year was released in January 2013 (the “2013 Governor’s Budget”).  The 2013 Governor’s Budget noted that California was on its most stable fiscal footing in well over a decade. According to the 2013 Governor’s Budget, California had a balanced budget as a result of spending cuts enacted over the previous two years and new temporary revenues provided by the passage of Proposition 30.

The 2013 Governor’s Budget projected that the State’s budget would remain balanced for the foreseeable future, but without an adequate reserve.  The 2013 Governor’s Budget proposed to create a $1 billion reserve by: suspending four newly identified mandates ($104 million); using 2012-13 funds appropriated above the Proposition 98 minimum guarantee (as discussed below) to prepay obligations to schools under the CTA v. Schwarzenegger settlement ($172 million); continuing the use of miscellaneous state highway account revenues to pay for transportation bond debt service ($67 million); extending the hospital quality assurance fee ($310 million); and extending the gross premiums tax on Medi-Cal managed care plans ($364 million).

The 2013 Governor’s Budget noted that although the State’s budget remained balanced only by a narrow margin, under the then-current projections, the budget was expected to remain in balance in future years.  The 2013 Governor’s Budget noted that there are a number of risks that could return the State to fiscal deficits, including the risks that in addressing its own fiscal challenges the federal government could shift costs to the State and that rising health care costs could continue to strain the State budget.

2014 Governor’s Budget.  The Governor’s Budget for the 2014-15 fiscal year was released on January 10, 2014.  The 2014 Governor’s Budget notes that: under current estimates, the year‑to‑year gaps between spending and revenues have been erased for the foreseeable future; billions of dollars in budgetary debt accumulated in prior years has been reduced; and the surging stock market has given the State a capital gains tax revenue windfall of several billion dollars. The 2014 Governor’s Budget makes targeted expenditures by building upon previous investments in K‑12 education, higher education, and health and human services.  The 2014 Governor’s Budget also makes strides towards a sustainable water policy.

Despite the recent improvements in California’s budget situation, the 2014 Governor’s Budget notes that there remains a number of major risks that threaten the State’s new‑found fiscal stability, including the remaining budgetary debt and hundreds of billions of dollars in longer term liabilities.  The 2014 Governor’s Budget explains that the State’s fiscal history has been marked with budgets that made permanent obligations based on temporary revenue increases. After these spikes in revenues disappeared the State was forced to cut programs and raise taxes. The 2014 Governor’s Budget seeks to avoid this cycle by, instead of using such money to fund permanent programs, using one-time revenues to make the State’s first deposit into its rainy day fund since 2007, repay money owed to schools, pay off the Economic Recovery Bonds sold to balance the budget in 2004, and make one-time investments in the State’s aging infrastructure. The 2014 Governor’s Budget also proposes a constitutional amendment to strengthen California’s rainy day fund so it can pay off longer term liabilities and prepare for any future decreases in revenue.

Maintaining a Balanced Budget.  When Governor Brown took office in 2011, the State faced a $26.6 billion budget problem and estimated annual gaps between spending and revenues of roughly $20 billion. The last three budgets addressed the $20 billion annual deficit through temporary taxes approved by the voters and spending cuts, primarily in corrections, health and human services, and education. In total, these three budgets provided three dollars of spending cuts for every dollar in temporary tax revenues approved by the voters.

While the overall U.S. economy has modestly improved in fits and starts, the stock market soared through most of 2013. The 2014 Governor’s Budget projects that 2013‑14 and likely 2014‑15 revenues will be driven upwards on the strength of capital gains. The Budget assumes that the State will receive about $4 billion in these windfall capital gains revenues above the amount received in “normal” years. In addition, the quarter‑cent sales tax increase under Proposition 30 will expire at the end of 2016, and the income tax rates on the State’s wealthiest residents will expire at the end of 2018.

The 2014 Governor’s Budget notes that there are numerous risks, each of which could hit the State’s budget to the tune of hundreds of millions, or billions, of dollars, including the threat of recession, federal fiscal challenges, and rising health care costs.  Maintaining the stability of the past year will require fiscal restraint.

Constraints on the Budget Process. The Balanced Budget Amendment (“Proposition 58”), approved in March 2004 with the State’s Economic Recovery Bonds, requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Proposition 58 also requires that a special reserve Budget Stabilization Account or a “rainy day fund” be established. The Budget Stabilization Account is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Proposition 30 also strengthens the Budget Stabilization Account.

The 2014 Governor’s Budget proposes a constitutional amendment to strengthen the rainy day fund.  The constitutional amendment would, among other things, double the maximum size of the rainy day fund from 5% to 10% of revenues and limit the maximum amount that could be withdrawn in the first year of a future recession.

Propositions 22 and 26, approved in November 2010, further limit the State's fiscal flexibility.  Proposition 22, called the "Local Taxpayer, Public Safety and Transportation Protection Act of 2010," supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances.  Proposition 26 specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being adopted by a majority vote.  Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring a two-thirds vote.

Future Budgets.  The 2014 Governor’s Budget predicts that the national economy will improve, with slow and steady growth over the next few years.  The 2014 Governor’s Budget notes that unemployment rates for the nation and California continue to drop, with job creation and housing prices improving.  This outlook assumes that the debt ceiling will be raised as needed in the future and that there will be no significant federal policy changes. The risks of adverse events in Europe and elsewhere have receded, while global growth is assumed to remain limited.

As noted above, risks to the State budget remain. The State faces a “Wall of Debt” — an unprecedented level of debts, deferrals, and budgetary obligations accumulated over the prior decade.  Recent State budgets have reduced this debt from $34.7 billion to $24.9 billion.  The 2014 Governor’s Budget reduces this debt by more than $11 billion during the 2014-15 fiscal year, and proposes to fully eliminate it by 2017‑18.  It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness

General Obligation Bonds and Revenue Bonds. As of January 1, 2014, the State had approximately $80.7 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. Including estimated interest of approximately $70.1 billion, the State’s debt service requirements for general obligation bonds and revenue bonds totaled nearly $161.1 billion. As of January 1, 2014, general obligation bond authorizations of approximately $28.2 billion remained unissued.

The State continues to be one of the largest issuers in the $3 trillion U.S. municipal bond market. The State set a two-year record in calendar years 2009-2010, issuing a total of $30.9 billion of general obligation bonds. Since 2010, however, the State’s general obligation bond issuance has decreased. In calendar year 2012 and the first half of 2013, the State issued $10.9 billion of general obligation bonds. Of that total, $5.9 billion refinanced already outstanding bonds.

According to the State Treasurer, the supply, and the amount and types of bonds demanded by investors can affect the price of municipal bonds. Through August 2013, municipal supply in 2013 was within a normal range, with volume down nationally but up in California. At $226 billion, national volume was 12% lower than the same period in 2012. California volume totaled $33 billion, a 6% year-over-year increase. Bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

Ratings. As of January 20, 2014, the State’s general obligation bonds were rated A1 by Moody’s, A by Standard & Poor’s, and A by Fitch Ratings. It is not possible to determine whether, or the extent to which, Moody’s, Standard & Poor’s or Fitch Ratings will change such ratings in the future.

Future Issuance Plans; General Fund Debt Ratio.  As of October 2013, the State Treasurer estimates that the State will issue a combined $12.48 billion of new money General Fund-backed bonds in 2013-14 and 2014-15. Using these assumptions for debt issuance, the State Treasurer estimated that debt service payments from the General Fund will increase by $80.26 million in 2013-14 and $550.15 million in 2014-15.

California’s ratio of debt service to General Fund revenues was 8.8% in 2012-13. That figure is based on $8.6 billion in general obligation, lease revenue and other debt service payments versus $98.2 billion in General Fund revenues. As of October 2013, the State Treasurer estimates this ratio will be 7.7% in 2013-14. That estimate is based on $7.5 billion in debt service payments versus $97.1 billion in General Fund revenues (as projected by California’s Department of Finance).

Local Government

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 9.8 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 482 incorporated cities and towns and thousands of other special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

According to the State, the 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle License Fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35% reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past several years. In 2014-15, the estimated value of the VLF backfill to local governments is $6.8 billion.

As part of the State-local agreement, voters at the November 2004 election approved Proposition 1A of 2004 (also known as Senate Constitutional Amendment No. 4). Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. The Proposition 1A borrowing done as part of the Amended 2009 Budget Act is not affected by Proposition 22.

The 2014 Governor’s Budget notes that the winding down of the State’s former redevelopment agencies (“RDAs”) continues to be a priority for the Governor.  In 2011, legislation was passed to eliminate the State’s approximately 400 RDAs and replaced them with locally organized successor agencies that are tasked with retiring the former RDAs’ outstanding debts and other legal obligations.  As a result of the winding down of the former RDAs, over the past two years approximately $620 million was returned to cities, $875 million to counties, and $310 million to special districts. The 2014 Governor’s Budget anticipates that cities will receive an additional $525 million in general purpose revenues in 2013‑14 and 2014‑15 combined, with counties receiving $605 million and special districts $205 million.  The 2014 Governor’s Budget estimates that additional ongoing property tax revenues of more than $700 million annually will be distributed to cities, counties, and special districts. This is unrestricted funding that can be used by local governments to fund police, fire, and other important public services.

Constitutional, Legislative and Other Factors

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit.

The State’s Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

In November 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the Appropriations Limit, primarily by guaranteeing K-14 education a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 educations’ minimum funding guarantee for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Appropriations Limit to K-14 education.  The 2014 Governor’s Budget estimates Proposition 98 General Fund savings to be $1 billion annually on an ongoing basis.

In November 2012, Proposition 30, a constitutional amendment called the “Schools and Local Public Safety Protection Act of 2012”, was enacted to protect the funding of schools and local public safety programs, in part, by increasing tax revenues. This measure takes funds away from state control and places them in special accounts that are exclusively dedicated to schools and local public safety in the State Constitution.  Proposition 30 contains provisions that give constitutional protection to the shift of local public safety programs from state to local control and the shift of state revenues to local government to pay for those programs. Proposition 30 seeks to protect schools by providing even more funding than schools would have received without the shift.

As noted above, the 2014 Governor’s Budget proposes an amendment to the State Constitution to strengthen the State’s rainy day fund.  The amendment is expected to be placed on the November 2014 ballot.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the portfolios of the California Bond Fund and the California Money Fund.

Article XIII B and other Articles of the State Constitution were adopted as measures that qualified for the ballot pursuant to the State’s initiative process. Other constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98, Proposition 30 and others that may be adopted in the future may place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such other programs by raising taxes.

Effect of other State Laws on Bond Obligations. Some of the California Municipal Securities that the California Bond Fund and the California Money Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

Litigation

The State is a party to numerous legal proceedings, many of which normally occur as a result of governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or might impair future revenue sources. Because of the prospective nature of these proceedings, it is not possible to predict the outcome of such litigation or to estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

Investments in Irish Subsidiary. The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and related interests purchased through life settlement transactions. The Fund may invest in life insurance policies directly or by investing in a wholly-owned subsidiary of the Fund organized under the laws of Ireland (the “Subsidiary”).

The principal purpose of investment in the Subsidiary is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The IRS has previously issued a number of private letter rulings confirming that, in general, income derived from a fund’s offshore subsidiary would not jeopardize the fund’s ability to meet the source-of-income requirements applicable to regulated investment companies under federal tax law. The IRS is no longer issuing rulings to that effect and is reportedly reexamining its position with respect to structures of this kind. Each private letter ruling may only be relied upon by the taxpayer to whom it is issued, and the IRS has never issued a private letter ruling specifically addressing an investment in an offshore subsidiary holding life insurance policies. Although the Fund has not received a private letter ruling from the IRS confirming that income from the Subsidiary would be qualifying income for purposes of the Fund’s regulated investment company status (thus satisfying the source-of-income requirements), the Fund is in the process of obtaining an opinion of counsel, based on representations from the Fund and the Subsidiary, that actual distributions made to the Fund by the Subsidiary will, more likely than not, be treated as qualifying income.The tax treatment of the policies and the Fixed Income Opportunities Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund.

The Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the Fixed Income Opportunities Fund. The Subsidiary is advised by the Investment Manager.

The Subsidiary (unlike the Fixed Income Opportunities Fund) may invest an unlimited portion of its net assets in life insurance policies. However, the Subsidiary otherwise is subject to the Fixed Income Opportunities Fund’s investment restrictions and other policies. The Subsidiary also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. government securities. To the extent that the Fixed Income Opportunities Fund invests in the Subsidiary, it will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are discussed elsewhere in the Fund’s Prospectus and this SAI.

The Fixed Income Opportunities Fund and the Subsidiary test for compliance with the Fund’s investment restrictions, including without limitation restrictions on illiquid investment and the use of leverage, on a consolidated basis. However, unlike the Fixed Income Opportunities Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code.

The Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Nevertheless, the Subsidiary will comply with the 1940 Act restrictions with respect to affiliated transactions and with respect to custody.  U.S. Bank, N.A., the custodian of the Funds’ assets, also serves as custodian of the assets of the Subsidiary.  Changes in the laws of the United States and/or Ireland could affect the ability of the Fixed Income Opportunities Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.

INVESTMENT RESTRICTIONS – MONEY MARKET FUNDS

Except as otherwise noted with an asterisk (*), the restrictions of the Money Market Funds below are non-fundamental and can be changed as to a Money Market Fund by the Board without a vote of shareholders.

The Money Market Funds may not:

1.
*Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2.	Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

3.
*Concentrate 25% or more of the value of its total assets in any one industry or group of industries; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies. As to the California Money Fund, this restriction does not apply to municipal securities in any of the following categories: public housing; general obligations of states and localities; state and local finance authorities or municipal utilities systems.

4.
Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act). The Money Market Funds will invest no more than 5% of their net assets in illiquid securities.

5.
*Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.	Invest for the purpose of exercising control or management of another issuer.

7.
Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund’s prospectus and the 1940 Act.

8.	*Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

9.
*Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

10.	Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this SAI.

11.	Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

12.
*Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

13.	*Issue senior securities as defined in the 1940 Act.

14.	Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Money Market Funds will only purchase securities that the Investment Manager has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are First Tier Securities (otherwise referred to as “Eligible Securities”). An Eligible Security is:

(1)
a security with a remaining maturity of 397 days or less: (a) that is rated by an NRSRO (currently Moody’s, S&P, Fitch or, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers’ parent companies, and bank-supported debt) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2)
a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security;

(3)
a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the three highest rating categories from the requisite NRSROs for long-term debt obligations; or

(4)
a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security, as defined above, that (1) carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), (2) has been determined by the Investment Manager, pursuant to guidelines adopted by the Board, to be of comparable quality to such a security, (3) is a security issued by a registered investment company that is a money market fund, or (4) is a U.S. Government security (a “Government Security”).

Each Fund limits its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets (repurchase agreements collateralized by non-Government Securities will be taken into account when making this calculation); provided, however, that (1) the California Money Fund may invest up to 25% of the value of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act, and (2) each of the Prime Money Fund and the Government Money Fund may invest up to 25% of the value of its total assets without regard to this restriction for a period of up to three business days as permitted by Rule 2a-7, provided that neither such Fund may invest in the securities of more than one issuer in accordance with the foregoing proviso at any time. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed. To the extent future regulations of money market funds are adopted, the Money Market Funds may encounter additional investment restrictions or requirements.

INVESTMENT RESTRICTIONS – GOVERNMENT BOND FUND, CORPORATE BOND FUND,
CALIFORNIA BOND FUND, MUNI HIGH INCOME FUND, HIGH YIELD BOND FUND AND U.S. CORE EQUITY FUND

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, High Yield Bond Fund and the U.S. Core Equity Fund and may not be changed without shareholder approval.

No Fund may:

1.
Other than the California Bond Fund, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.
Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3.
Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings.  To the extent that a Fund’s borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

4.
Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.
Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

The following policies of the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the U.S. Core Equity Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

No Fund may:

1.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

2.	Invest in companies for the purpose of exercising control.

3.
Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5.
Purchase or acquire securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, the U.S. Core Equity Fund may not purchase the stock or bonds of companies identified by the tobacco service of MSCI ESG Research.  This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If the U.S. Core Equity Fund holds any such securities of an issuer which is subsequently identified by MSCI as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

The Muni High Income Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations or net outflows, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity.  These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

INVESTMENT RESTRICTIONS - LIMITED MATURITY FUND, DIVERSIFIED EQUITY FUND AND
SOCIALLY RESPONSIBLE EQUITY FUND

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Limited Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund and may not be changed without shareholder approval.

No Fund may:

1.
Issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

2.
Purchase a security, other than government securities, if as a result of such purchase more than 5% of the value of the Fund’s assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

3.
Purchase a security, other than government securities, if as a result of such purchase 25% or more of the value of the Fund’s total assets would be invested in the securities of issuers in any one industry or group of industries, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4.
Purchase the securities (other than government securities) of an issuer having a record, together with predecessors, of less than three years’ continuous operations, if as a result of such purchase more than 5% of the value of the Fund’s total assets would be invested in such securities, except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

5.	Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

6.
Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

7.
Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

8.
Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

9.
Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

10.
Invest more than 5% of the value of a Fund’s total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

11.
Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the goal of each Fund as set forth in the Prospectus are fundamental policies of the Funds and may not be changed without shareholder approval. Although the Fundamental Policies permit the Funds to enter into reverse repurchase agreements, the Funds do not currently intend to do so. Up to 1/3 of a Fund’s assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

The following policies of the Limited Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund are non-fundamental and may be changed by the Board without a vote of Fund shareholders.

No Fund may:

1.
Purchase or acquire securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

2.
Invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3.
Invest, under normal circumstances, less than 80% of the value of its net assets (plus borrowings for investment purposes) in a particular type of investment that is suggested by the Fund’s name. A Fund will notify its shareholders at least 60 days prior to any change in such policy.

4.
Purchase the stock or bonds of companies identified by the tobacco service of the RiskMetrics Group Social Issues Services. This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by RiskMetrics as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

5.
Borrow money in an amount exceeding 10% of its total assets. A Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

Each of the foregoing percentage limitations (except with respect to the limitations on borrowing and investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations or net outflows, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity.  These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

INVESTMENT RESTRICTIONS – MULTI-ASSET FUND

The following investment restrictions apply to the Multi-Asset Fund. The Multi-Asset Fund’s Underlying Funds are subject to different investment restrictions.

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Multi-Asset Fund and may not be changed without shareholder approval.

The Multi-Asset Fund may not:

1.
Change its classification from a diversified fund (which means that it may not, with respect to at least 75% of its total assets, invest more than 5% of its total assets invested in the securities of one issuer (and not more than 10% of the outstanding voting securities of such issuer), plus cash, Government securities, and securities of other investment companies) to a non-diversified fund.

2.
Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. The Fund may only borrow money from banks. To the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

3.
Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.
Purchase or sell real estate or physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), or special situations, such as limited partnerships, that may invest in real estate or commodities.

5.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8.
Concentrate (i.e., invest more than 25% of the Fund’s net assets) in any industry or group of industries, except that the Fund may invest more than 25% of the Fund’s net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following policies of the Multi-Asset Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

The Multi-Asset Fund may not:

1.
Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

2.	Invest in companies for the purpose of exercising control.

3.
Purchase or acquire securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to the Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations or net outflows, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity.

POLICIES OF AFFILIATED UNDERLYING FUNDS

The investment restrictions applicable to the Affiliated Underlying Funds (i.e., the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are as set forth above under “Investment Restrictions – Equity and Bond Funds.”  The Multi-Asset Fund looks to the holdings of the Affiliated Underlying Funds when ensuring compliance with its own investment restrictions.

POLICIES OF UNAFFILIATED UNDERLYING FUNDS

Each unaffiliated Underlying Fund has its own investment policies and may pursue investment strategies to the fullest extent permitted by the 1940 Act and such policies. For example, under the 1940 Act, a registered investment company may borrow money from a bank (in an amount not exceeding 33 1/3% of the value of its total assets), make loans (if less than 33 1/3% of its total assets would be loaned to other parties), purchase derivatives, enter into forward currency transactions, futures contracts, and options transactions, purchase restricted and illiquid securities, purchase securities on a when-issued or delayed delivery basis, enter into repurchase or reverse repurchase agreements, and engage in various other investment practices, all of which entail various risks.

INVESTMENT RESTRICTIONS – INTERMEDIATE FIXED INCOME FUND, FIXED INCOME
OPPORTUNITIES FUND, DIVIDEND & INCOME FUND AND EMERGING MARKETS FUND

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund and may not be changed without shareholder approval.

No Fund may:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of portfolio securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.
(a) Borrow money, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations; or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings described in (a).

3.
Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities, except that this restriction does not preclude a Fund from obtaining such short term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

4.
Purchase or sell real estate, or commodities or commodity contracts, except that a Fund may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options and securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs).

5.
Other than the Fixed Income Opportunities Fund, invest 25% or more of its net assets in the securities of companies engaged in any particular industry or particular group of industries (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities).  The Fixed Income Opportunities Fund may not invest more than 25% of its net assets in the securities of companies engaged in any particular industry or particular group of industries provided that this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

6.	Issue senior securities, as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Invest in any issuer for purposes of exercising control or management.

9.
With respect to 75% of its total assets (50% for the Emerging Markets Fund), invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.  Up to one-third of a Fund’s total assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

The following policies of the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

No Fund may:

1.	Invest in securities of other investment companies except as permitted by the 1940 Act.

2.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

3.
Make any change in a Fund’s investment policies of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations or net outflows, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity.  These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment manager to the Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. Andrew S. Clare and Jon C. Hunt (each an “Interested Trustee” and together the “Interested Trustees”) are “interested persons” of the Trust, as defined in the 1940 Act.  Each Trustee other than Messrs. Clare and Hunt may be referred to in this SAI as an “Independent Trustee” and collectively as the “Independent Trustees.”

Independent Trustees

Name Address Age	Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Irwin G. Barnet (3) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 75	Trustee	Since 1999	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	23	None

Address Age	Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Vernon C. Kozlen City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 70	Trustee	Since 2007	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	23	Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long-Short Equity Fund, LLC (4)
William R. Sweet City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 76	Trustee	Since 1999	Retired (1997-present). Executive Vice President, Union Bank of California (1985-1996).	23	None
James Wolford City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 59	Trustee	Since 1999
Chief Executive Officer of Corinthian Development Company (December 2013 – present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013).  Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).
				23	None
Daniel A. Hanwacker City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 62	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001 - present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).	23	Rochdale Investment Trust (2011- 2013)

Address Age	Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Jay C. Nadel City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 55	Trustee	Since 2013	Financial Services Consultant (2005 - present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	23	Lapolla Industries, Inc. (2007 – present); Rochdale Investment Trust (2011-2013)
Interested Trustees
Andrew S. Clare (5) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 68	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	23	None
Jon C. Hunt (6) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 62	Trustee	Since 2013	Retired (2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012 to 2013). Managing Director and Chief Operating Officer, CCM (1998 - June 2012).	23	Nuveen Commodities Asset Management, member of Independent Committee (February 2012 - present)

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
William R. Sweet	March 31, 2015
Irwin G. Barnet	December 31, 2015
Vernon C. Kozlen	December 31, 2018*
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
John C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale Alternative Total Return Fund and City National Rochdale International Trade Fixed Income Fund.

(3)
During 2010, 2011 and 2012,  Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, provided legal services to CNB, the parent company of City National Rochdale. In 2010, 2011 and 2012, the firm billed CNB $391,192, $423,600 and $452,607, respectively, for these services.  The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to CNB, and because Mr. Barnet’s interest in the fees billed by his firm to CNB was insignificant.

(4)
Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(5)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

(6)	Mr. Hunt is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his position with CCM, a wholly-owned subsidiary of CNB and an affiliate of City National Rochdale.

Officers

Name Address Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 56	President and Chief Executive Officer	Since 2013	Chief Executive Officer, City National Rochdale (1986- present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 45	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments Company (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).

Name Address Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
F. Michael Gozzillo City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 48	Vice President and Chief Compliance Officer (“CCO”)	Since 2013
Senior Vice President & Chief Compliance Officer, City National Rochdale (2012-present). CCO, Symphonic Financial Advisers LLC (2013 to Present). CCO, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale Alternative Total Return Fund and City National Rochdale International Trade Fixed Income Fund (2013-present). Director & Compliance Officer, TIAA-CREF (2008-2012). CCO, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 35	Vice President and Secretary	Since 2012	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
William O’Donnell City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 49	Vice President and Assistant Treasurer	Since 2013	Chief Financial Officer, City National Rochdale (2011-present). Financial Consultant (2009-2011). Financial Officer, Compliance Officer and Corporate Secretary, Clay Finlay LLC (1990-2009).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 43	Vice President	Since 2013	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 43	Vice President	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).
Bernadette Sparling SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 36	Vice President and Assistant Secretary	Since 2010	Attorney, SEI Investments Company (2005-present). Associate, Blank Rome LLP (2001-2005).

Name Address Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Brent Vasher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 31	Vice President and Assistant Secretary	Since 2010	Attorney, SEI Investments Company (2008-present). Associate, Law Office of Lloyd Z. Remick (2006-2008).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

The Board of Trustees has responsibility for the overall management and operations of the Trust, including oversight of the valuation of the Funds’ portfolio securities. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The Trustees were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and with respect to certain persons, satisfying the criteria for not being classified as an "interested person" of the Trust as defined in the 1940 Act.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

•	Mr. Barnet, legal background, experience as a corporate and securities lawyer, and experience as a Trustee of the Trust.
•	Mr. Clare, legal background and experience as a corporate and litigation lawyer.
•
Mr. Hanwacker, experience in the asset management industry and as a trustee of Rochdale Investment Trust, a registered investment company the series of which reorganized into the City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, City National Rochdale Dividend & Income Fund and City National Rochdale Emerging Markets Fund on March 29, 2013.

•	Mr. Hunt, executive investment management experience and experience in management of the Trust and affiliated entities of CNB.
•
Mr. Kozlen, investment management experience as an executive in leadership roles within CNB and affiliated entities, and as past President and Chief Executive Officer of the Trust, and as a Trustee of the Trust.

•	Mr. Nadel, experience in the financial services field and as a trustee of Rochdale Investment Trust.
•	Mr. Sweet, experience as a senior banking executive and Trustee of the Trust.
•	Mr. Wolford, experience as a chief financial officer of various companies and a Trustee of the Trust.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Six of the eight Board members are Independent Trustees.  Irwin Barnet, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust's management and the other Independent Trustees. Through the committees of the Board the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees.  The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

COMMITTEES

The Board has an Audit Committee, comprised solely of the Independent Trustees. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2013, the Audit Committee held three meetings. The Board has designated William R. Sweet and James Wolford as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

The Board has an Investment Committee, comprised of all of the Trustees. Various members of the Committee meet quarterly and monitor on an ongoing basis the investment operations of the various series of the Trust, including matters such as the Funds’ adherence to their investment mandates, historical performance of the Investment Manager and each sub-adviser as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in a Fund’s sub-advisers proposed by the Investment Manager, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended September 30, 2013, the Investment Committee held four meetings.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee met once during the fiscal year ended September 30, 2013.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

RISK MANAGEMENT

Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to City National Rochdale the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or a Fund.  Under the overall supervision of the Board, City National Rochdale and other service providers to the Trust employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust's CCO, City National Rochdale’s management, and other service providers (such as the Trust's independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2013.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Irwin G. Barnet	Prime Money Fund $1 - $10,000 Government Bond Fund $50,001 - $100,000 Corporate Bond Fund Over $100,000 High Yield Bond Fund $1 - $10,000 Fixed Income Opportunities Fund $10,001 - $50,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Vernon C. Kozlen
Prime Money Market Fund
Over $100,000
California Tax Exempt Money Market Fund
Over $100,000
Government Bond Fund
$1 - $10,000
Corporate Bond Fund
$1 - $10,000
California Bond Fund
$1 - $10,000
Intermediate Fixed Income Fund
$1 - $10,000
Dividend & Income Fund
$10,001 - $50,000
Over $100,000
William R. Sweet	Government Money Market Fund	$10,001 - $50,000
James Wolford	None	None
Daniel A. Hanwacker	None	None
Jay C. Nadel	Fixed Income Opportunities Fund Over $100,000	Over $100,000

Interested Trustees

Jon C. Hunt	Fixed Income Opportunities Fund $50,000 - $100,000	$50,000 - $100,000
Andrew S. Clare	None	None

COMPENSATION

The following table sets forth the compensation of the Independent Trustees for the fiscal year ended September 30, 2013.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Irwin G. Barnet	$75,375	N/A	N/A	$75,375
Vernon C. Kozlen	$54,750	N/A	N/A	$54,750
Victor Meschures*	$34,750	N/A	N/A	$34,750
William R. Sweet	$48,750	N/A	N/A	$48,750
James Wolford	$65,875	N/A	N/A	$65,875
Daniel A. Hanwacker**	$31,625	N/A	N/A	$31,625
Jay C. Nadel**	$31,625	N/A	N/A	$31,625

*	Mr. Meschures resigned from the Board effective March 29, 2013.
**	Messrs. Hanwacker and Nadel became Trustees effective March 29, 2013.

The following table sets forth the compensation of the Interested Trustees for the fiscal year ended September 30, 2013.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Jon C. Hunt	$31,625	N/A	N/A	$31,625
Andrew S. Clare	$31,625	N/A	N/A	$31,625

INVESTMENT MANAGER

City National Rochdale serves as the investment adviser to each Fund.  Prior to April 1, 1999, Berkeley Capital Management (“BCM”) served as the investment manager for the Prime Money Fund. The Trust and CNB entered into an Investment Management Agreement (the “CNB Management Agreement”) dated as of April 1, 1999, regarding the Trust. The CNB Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, City National Asset Management, Inc. (“CNAM”), a wholly owned subsidiary of CNB, became the investment manager to the Trust, and the rights and obligations of CNB pursuant to the CNB Management Agreement were assumed by CNAM.

Prior to January 1, 2011, CCM Advisors, LLC (“CCMA”) served as the investment adviser for the Limited Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund pursuant to an Investment Management Agreement between CCMA and the Trust dated as of October 1, 2005 (the “CCMA Management Agreement”). Effective January 1, 2011, CCMA combined its business into that of its affiliate, CNAM.  In connection with the combination CNAM assumed the rights and obligations of CCMA under the CCMA Management Agreement. Prior to September 10, 2013, CNAM served as the investment adviser for Government Money Fund, the Prime Money Fund, the California Money Fund, the Limited Maturity Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Multi-Asset Fund, the U.S. Core Equity Fund, the Diversified Equity Fund and the Socially Responsible Fund (the “CNAM Funds”), and Rochdale Investment Management, LLC (“Rochdale”) served as investment adviser for the Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund, the Dividend & Income Fund and the Emerging Markets Fund pursuant to an Investment Management Agreement between the Trust and RIM dated as of March 28, 2013 (“RIM Management Agreement,” together with the CNB Management Agreement and CCMA Management Agreement, the “Management Agreements”). Effective September 10, 2013, Rochdale was renamed City National Rochdale, LLC and CNAM was reorganized into City National Rochdale.

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Funds’ investment strategies, manages the Funds’ investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of December 31, 2013, the Investment Manager had approximately $22.1 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $64.7 billion in assets under administration, which includes $45 billion in assets under management, as of December 31, 2013. CNB is a wholly-owned subsidiary of City National Corporation (“CNC”), a New York Stock Exchange listed company.

The fees payable under the Management Agreements, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Prospectus.

Each Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Each Management Agreement is in effect with respect to each Fund, as applicable, for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement may be terminated with respect to each Fund at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Investment Manager provides the Funds with investment management services, including, subject to the supervision of, and policies established by the Board of Trustees, the selection, appointment, termination and supervision of any sub-adviser to any of the Funds. In accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees employ, terminate and modify the sub-advisory agreements of unaffiliated sub-advisers according to certain procedures without soliciting shareholders’ approval. The Investment Manager may also, with Board approval, manage the Funds which currently have a sub-adviser directly without a sub-adviser without shareholder consent.

The Investment Manager is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreements, including payment of all Sub-Advisers. The Investment Manager provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreements and pays the salaries and other employment related costs of employing those persons. The Investment Manager also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space, facilities and equipment.

The Management Agreements provide that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Investment Manager, as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name “City National Rochdale” by the Trust and by the Funds is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the Investment Manager of the Funds.

For the fiscal years ended September 30, 2013, September 30, 2012, and September 30, 2011, the Funds paid the Investment Manager (with respect to the CNAM Funds prior to September 10, 2013, CNAM) the following investment management fees and the Investment Manager waived the indicated amounts. For each Fund, the Investment Manager’s investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

Fund	Fiscal Year Ended September 30, 2013		Fiscal Year Ended September 30, 2012		Fiscal Year Ended September 30, 2011
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund(1)	$1,450,394	$7,131,008	$1,958,619	$6,662,316	$1,516,698	$6,469,859
Prime Money Fund(1)	$1,341,303	$1,741,045	$1,869,174	$1,221,742	$1,854,797	$1,533,319
California Money Fund(1)	$268,810	$2,274,630	$409,844	$2,065,811	$715,243	$1,774,865
Limited Maturity Fund(2)	$244,558	$0	$221,203	$0	$205,839	$0
Government Bond Fund(3)	$779,341	$(22,673)	$780,846	$(18,170)	$612,010	$122,250
Corporate Bond Fund	$548,247	$1,150	$486,873	$(786)	$462,261	($595)
California Bond Fund(3)	$175,452	$(4,484)	$141,181	$17,231	$79,214	$56,448
High Yield Bond Fund(3)	$1,086,670	$(6,415)	$944,531	$6,724	$478,520	$67,009
Intermediate Fixed Income Fund(4)	$419,337	$16,303	N/A	N/A	N/A	N/A
Fixed Income Opportunities Fund(4)	$2,606,172	$139,014	N/A	N/A	N/A	N/A
Multi-Asset Fund	$187,469	$N/A	$231,387	N/A	$205,603	N/A
Dividend & Income Fund(4)	$530,083	$23,304	N/A	N/A	N/A	N/A
U.S. Core Equity Fund*	$364,524	$N/A	N/A	N/A	N/A	N/A
Diversified Equity Fund(2)	$300,505	$46,231	$347,691	$23,694	$509,408	N/A
Socially Responsible Equity Fund(2)	$820,990	$N/A	$680,032	N/A	$535,614	N/A
Emerging Markets Fund(4)**	$1,471,189	$115,490	N/A	N/A	N/A	N/A

(1)
The Investment Manager has voluntarily waived certain amounts in order to keep total annual fund operating expenses at or below certain percentages of the Funds’ respective average daily net assets. In addition, the Investment Manager has voluntarily agreed to further waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

(2)
Includes fees received by CCMA, the Fund’s previous investment adviser which combined its business with CNAM effective January 1, 2011.  Effective September 10, 2013, CNAM was reorganized into City National Rochdale.

(3)
The Investment Manager has voluntarily waived the indicated amounts in order to keep total annual fund operating expenses at or below certain percentages of the Funds’ respective average daily net assets.

(4)	Includes fees received by the Investment Manager from the Rochdale Predecessor Funds prior to March 29, 2013.

*	The U.S. Core Equity Fund commenced operations on November 30, 2012.

**	The Emerging Markets Portfolio commenced operations on December 14, 2011.

The Investment Manager has contractually agreed to reduce its investment management fees through January 31, 2015, to the extent that ordinary operating expenses of certain of the Funds exceed the following expense ratios (the “Expense Caps”):

	Expense Level (as a % of average daily net assets)
Fund	Institutional Class	Class N
Limited Maturity Fund	1.00%	1.25%
Diversified Equity Fund	1.25%	1.50%
Socially Responsible Equity Fund	1.25%	1.50%

The Funds may terminate this undertaking at any time upon 60 days’ notice, and the agreement automatically terminates upon the termination of the Management Agreement. Under the terms of the agreement (the “Expense Limitation Agreement”), any Fund expenses waived or reimbursed by the Investment Manager may be recovered by the Investment Manager to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement.

Additionally, the Investment Manager has voluntarily agreed to limit its fees or reimburse expenses for certain of the Funds. The Investment Manager intends to continue these arrangements for the Money Market Funds until further notice and, for Funds other than the Money Market Funds, at least through January 31, 2015. Any fee reductions or reimbursements may be repaid to the Investment Manager as described below.

	Expense Level (as a % of average daily net assets)
Fund	Institutional Class	Servicing Class	Class N	Class S
Government Money Fund	N/A	0.63%	0.87%	1.07%
Prime Money Fund	0.38%	0.63%	0.87%	1.07%
California Money Fund	N/A	0.55%	0.78%	0.98%
Government Bond Fund	0.53%	0.78%	1.03%	N/A
Limited Maturity Fund*	0.67%	N/A	0.92%	N/A
Corporate Bond Fund	N/A	0.76%	1.01%	N/A
California Bond Fund	N/A	0.63%	0.88%	N/A
Muni High Income Fund	N/A	0.90%	1.15%	N/A
High Yield Bond Fund	0.70%	0.95%	1.20%	N/A
Intermediate Fixed Income Fund	0.51%	N/A	1.01%	N/A
Fixed Income Opportunities Fund	N/A	N/A	1.09%	N/A
Multi-Asset Fund	0.99%	1.24%	1.49%	N/A
Dividend & Income Fund	N/A	N/A	1.11%	N/A
U.S. Core Equity Fund	0.55%	0.80%	1.05%	N/A
Diversified Equity Fund*	0.85%	N/A	1.10%	N/A
Socially Responsible Fund*	0.89%	N/A	1.14%	N/A
Emerging Markets Fund	N/A	N/A	1.61%	N/A

*
With respect to the Limited Maturity Fund, Diversified Equity Fund, and Socially Responsible Fund, the voluntary limits in the table are in addition to the contractual expense limitations discussed above.

With respect to the Diversified Equity Fund, the Investment Manager has contractually agreed to waive a portion of its investment management fee, thereby reducing the annual fee from 0.75% of the Fund’s average daily net assets to 0.65% of the Fund’s average daily net assets. This limitation will be in effect until January 31, 2015. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to the Investment Manager, and it will terminate automatically upon the termination of the Management Agreement. Any management fees waived by the Investment Manager pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Investment Manager.

The Investment Manager intends to seek potential recovery of amounts waived or reimbursed for a period of three years from the fiscal year in which such amounts were waived or reimbursed provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations, and subject to various conditions described below.

The Investment Manager generally will seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager’s ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

For the fiscal year ended September 30, 2013, CNAM recaptured fees it had previously waived in the following amounts: $5,918 for the California Bond Fund, $27,713 for the Corporate Bond Fund, and $12,660 for the High Yield Bond Fund.

For the fiscal periods ended December 31, 2012, December 31, 2011, and December 31, 2010, the Rochdale Predecessor Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts.

	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/10
Dividend & Income Portfolio
Advisory fee accrued	$828,073	$532,318	$412,458
Fees waived and expenses absorbed	$0	$0	$0
Total fees paid to Investment Manager	$828,073	$532,318	$412,458

Intermediate Fixed Income Portfolio
Advisory fee accrued	$455,479	$353,292	$287,898
Fees waived and expenses absorbed	$0	$0	$0
Total fees paid to Investment Manager	$455,479	$353,292	$287,898

Fixed Income Opportunities Portfolio
Advisory fee accrued	$2,901,612	$1,818,720	$1,046,187
Fees waived and expenses absorbed	$0	$0	$0
Total fees paid to Investment Manager	$2,901,612	$1,818,720	$1,046,187

Emerging Markets Portfolio*
Advisory fee accrued	$857,924	$2,397	--
Fees waived and expenses absorbed	$0	$17,988	--
Total fees paid to Investment Manager	$857,924	-$15,591	--

*	The Emerging Markets Portfolio commenced operations on December 14, 2011.

During the fiscal periods ended March 29, 2013, December 31, 2012, and December 31, 2011, pursuant to an investment advisory agreement between the Investment Manager and Rochdale Investment Trust, the Investment Manager recouped the following amounts from the Rochdale Predecessor Funds for expenses previously reimbursed during the three preceding periods:

Portfolio	2013	2012	2011
Dividend & Income Portfolio	$0	$5,751	$0
Intermediate Fixed Income Portfolio	$0	$5,028	$4,560
Emerging Markets Portfolio*	$0	$17,988	$0

*	The Emerging Markets Portfolio commenced operations on December 14, 2011.

The Investment Manager also provided certain administrative services to the Rochdale Predecessor Funds pursuant to the terms of a services agreement dated May 24, 2006, including providing individuals to serve as executive officers to Rochdale Investment Trust, providing the services of a qualified individual to serve as Rochdale Investment Trust’s Chief Compliance Officer (along with staff and other resources as necessary) and coordinating the activities of all of Rochdale Investment Trust’s other service providers.  For these services, the Investment Manager was paid, on a per fund basis, a fee based upon the average daily net assets of the Rochdale Predecessor Funds at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million and 0.08% for assets exceeding $1 billion.  The Investment Manager received the following payments under this agreement during the last three fiscal years.

Portfolio	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/10
Dividend & Income Portfolio	$191,094	$122,842	$95,183
Intermediate Fixed Income Portfolio	$170,805	$132,485	$107,962
Fixed Income Opportunities Portfolio	$755,318	$511,492	$313,856
Emerging Markets Portfolio*	$128,689	$360	--

*	The Emerging Markets Portfolio commenced operations on December 14, 2011.

Summaries of the Board’s considerations associated with its approval of the renewal of the Management Agreements are included in the Trust’s Annual Report for the fiscal year ended September 30, 2013.

SUB-ADVISERS

The Muni High Income Fund

Waddell & Reed entered into a sub-advisory agreement effective December 30, 2013 (the “Waddell & Reed Sub-Advisory Agreement”) with the Investment Manager pursuant to which Waddell & Reed serves as discretionary investment adviser to the Muni High Income Fund. The Waddell & Reed Sub-Advisory Agreement provides that Waddell & Reed shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Waddell & Reed Sub-Advisory Agreement with respect to the Muni High Income Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Muni High Income Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Waddell & Reed Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Waddell & Reed Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Muni High Income Fund, by a majority of the outstanding shares of the Muni High Income Fund, on not less than 60 days’ written notice to Waddell & Reed, or by Waddell & Reed on not less than 60 days’ written notice to the Trust.

The Investment Manager pays Waddell & Reed a fee for its services.  The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly.

A summary of the Board’s considerations associated with its approval of the Waddell & Reed Sub-Advisory Agreement will be included in the Trust’s Semi-Annual Report dated March 31, 2014.

The High Yield Bond Fund

Guggenheim Investment Management, LLC (“GIM”) entered into a sub-advisory agreement effective April 15, 2009 (the “Guggenheim Sub-Advisory Agreement”) with the Investment Manager pursuant to which GIM served as discretionary investment adviser to the High Yield Bond Fund. Effective June 30, 2012, GIM combined its business with another wholly-owned subsidiary of GIM’s parent company and formed Guggenheim Partners Investment Management, LLC (“Guggenheim”), and GIM assigned its rights and obligations under the Guggenheim Sub-Advisory Agreement to Guggenheim.  The Guggenheim Sub-Advisory Agreement provides that Guggenheim shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Guggenheim Sub-Advisory Agreement with respect to the High Yield Bond Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the High Yield Bond Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Guggenheim Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Guggenheim Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the High Yield Bond Fund, by a majority of the outstanding shares of the High Yield Bond Fund, on not less than 60 days’ written notice to Guggenheim, or by Guggenheim on not less than 60 days’ written notice to the Trust.

The Investment Manager pays Guggenheim a fee for its services.  The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. For the fiscal years ended September 30, 2013, 2012 and 2011, the Investment Manager paid GIM and Guggenheim, as applicable, approximately $649,222, $513,966 and $323,474 in sub-advisory fees.

A summary of the Board’s considerations associated with its approval of the Guggenheim Sub-Advisory Agreement is included in the Trust’s Annual Report dated September 30, 2013.

The Fixed Income Opportunities Fund

As of January 1, 2014, each of the following organizations serves as a Sub-Adviser of the Fixed Income Opportunities Fund pursuant  to  a  sub-advisory  agreement  (collectively,  the  “Sub-Advisory  Agreements”)  with  the  Investment Manager:

Sub-Adviser	Percentage of Fund Managed*
Seix Investment Advisors LLC	25.53%
Federated Investment Management Company	27.15%
GML Capital LLP	40.67%

*	City National Rochdale directly managed 6.65% of the Fixed Income Opportunities Fund.

The Investment Manager is responsible for allocating the assets among the Sub-Advisers. Each Sub-Adviser manages the investments of its portion of the Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of the Investment Manager.

The Investment Manager pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets managed by the Sub-Adviser and is accrued daily and paid monthly. The Investment Manager paid the following sub-advisory fees to the Sub-Advisers named above for the years ended September 30, 2013, September 30, 2012, and September 30, 2011.

	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Sub-Advisory Fees(1)	$3,007,112	$2,008,713	$1,220,217

(1)	For periods prior to March 29, 2013, amounts represent sub-advisory fees paid by the Investment Manager on behalf of the Rochdale Predecessor Fund.

Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of each Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Fund or Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund, on not less than 60 days’ written notice by either party.

A summary of the Board’s considerations associated with the approval of the renewal of the Sub-Advisory Agreements with each of SKBA, Seix, Federated and GML Capital is included in the Funds’ Annual Report for the year ended September 30, 2013.

The Socially Responsible Equity Fund

SKBA has served as sub-adviser to the Socially Responsible Fund and its predecessor since January 3, 2005.  On May 16, 2011, members of SKBA’s management acquired a significant portion of ownership interests in SKBA from SKBA’s parent company, and under the 1940 Act, this transaction automatically terminated SKBA’s existing sub-advisory agreement with respect to the Fund.  Accordingly, the Investment Manager entered into a new sub-advisory agreement with SKBA effective May 16, 2011, with respect to the Fund (the “SKBA Sub-Advisory Agreement”).  The SKBA Sub-Advisory Agreement provides that SKBA shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the SKBA Sub-Advisory Agreement with respect to the Socially Responsible Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Socially Responsible Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the SKBA Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The SKBA Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Socially Responsible Fund, by a majority of the outstanding shares of the Socially Responsible Fund, on not less than 60 days’ written notice to SKBA, or by SKBA on not less than 60 days’ written notice to the Trust.

The Investment Manager pays SKBA a fee for its services.  The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. For the fiscal years ended September 30, 2013, 2012, and 2011, the Investment Manager paid SKBA approximately $273,999, $226,622 and $178,588, respectively, in sub-advisory fees.

A summary of the Board’s considerations associated with its approval of the SKBA Sub-Advisory Agreement is included in the Trust’s Annual Report dated September 30, 2013.

Former Sub-Advisers

Until November 15, 2013, SKBA served as a sub-adviser of the Diversified Equity Fund pursuant to a sub-advisory agreement with the Investment Manager. The Investment Manager paid SKBA a fee for its services. The fee was determined as a percentage of the Fund’s average daily net assets managed by SKBA and was accrued daily and paid monthly. The Investment Manager paid the following sub-advisory fees to SKBA with respect to the Diversified Equity Fund and to other sub-advisers who previously provided services to the Limited Maturity Fund but are no longer doing so for the years ended September 30, 2013, September 30, 2012, and September 30, 2011.

Fund	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Limited Maturity Fund (1)	$0	$0	$16,161
Diversified Equity Fund	$89,363	$142,680	$220,552

(1)
Prior to January 1, 2011, the effective date of the business combination of CCMA and CNAM, CNAM served as the sub-adviser to the Limited Maturity Fund.  The amount of sub-advisory fees paid for the year ended September 30, 2011 reflects sub-advisory fees paid to CNAM by CCMA for the period ending December 31, 2010.

PORTFOLIO MANAGERS

Information regarding City National Rochdale and each of the Sub-Advisers is contained in the Prospectus under “Management of the Funds.” Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund’s portfolio (a “portfolio manager”), as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund. All information provided below is as of September 30, 2013, unless otherwise indicated.

Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, California Bond Fund, Intermediate Fixed Income Fund, Dividend & Income Fund, Multi-Asset Fund, Diversified Equity Fund, U.S. Core Equity Fund and Emerging Markets Fund

City National Rochdale manages the investment portfolios of the Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, California Bond Fund, Intermediate Fixed Income Fund, Dividend & Income Fund, Multi-Asset Fund, Diversified Equity Fund, U.S. Core Equity Fund and Emerging Markets Fund.

City National Rochdale is a wholly-owned subsidiary of CNB. The compensation received from CNB by all City National Rochdale employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in CNB’s stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Limited Maturity Fund

The individuals with primary responsibility for managing the Limited Maturity Fund are Paul C. Single and William C. Miller, Jr.

Mr. Single manages the following accounts (including the Limited Maturity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$6,033	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	59	$156.6	0	$0

Mr. Miller manages the following accounts (including the Limited Maturity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	6	$6,032	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	48	$416.4	0	$0

Neither Mr. Single nor Mr. Miller owns any shares of the Limited Maturity Fund.

Government Bond Fund

The individuals with primary responsibility for managing the Government Bond Fund are Paul C. Single and Robert Harder.  Additional information about Mr. Single is set forth above under “Limited Maturity Fund.”

Mr. Harder manages the following accounts (including the Government Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$6,126	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	46	$378.5	0	$0

Neither Mr. Single nor Mr. Harder owns any shares of the Government Bond Fund.

Corporate Bond Fund

The individuals with primary responsibility for managing the Corporate Bond Fund are William C. Miller and Robert Harder. Additional information about Mr. Miller is set forth above under “Limited Maturity Fund.” Additional information about Mr. Harder is set forth above under “Government Bond Fund.”

Mr. Miller owns shares of the Corporate Bond Fund worth $1 - $10,000.  Mr. Harder does not own any shares of the Corporate Bond Fund.

California Bond Fund

The individuals with primary responsibility for managing the California Bond Fund are Gregory Kaplan and Kathleen Meyer.

Mr. Kaplan manages the following accounts (including the California Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$984.3	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	53	$671.1	0	$0

Ms. Meyer manages the following accounts (including the California Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$66.7	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	93	$331.4	0	$0

Neither Mr. Kaplan nor Ms. Meyer owns any shares of the California Bond Fund.

Intermediate Fixed Income Fund

The individuals with primary responsibility for managing the Intermediate Fixed Income Fund are William C. Miller and Paul C. Single. Additional information about Messrs. Miller and Single is set forth above under “Limited Maturity Fund.”

Neither Mr. Miller nor Mr. Single owns any shares of the Intermediate Fixed Income Fund.

Multi-Asset Fund

The individuals with primary responsibility for managing the Multi-Asset Fund are Bruce Simon, William C. Miller and Otis “Tres” Heald. Additional information about Mr. Miller is set forth above under “Limited Maturity Fund.”

Mr. Simon manages the following accounts (including the Multi-Asset Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$33.2	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	101	$352.1	0	$0

Mr. Heald manages the following accounts (including the Multi-Asset Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$168.0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	59	$188.8	0	$0

Mr. Simon owns shares of the Multi-Asset Fund worth $10,001 - $50,000.  Neither Mr. Miller nor Mr. Heald owns any shares of the Multi-Asset Fund.

Dividend & Income Fund

The individual with primary responsibility for managing the Dividend & Income Fund is David Abella.

Mr. Abella manages the following accounts (including the Dividend & Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$156	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Abella owns shares of the Dividend & Income Fund worth $10,001 - $50,000.

Diversified Equity Fund

The individuals with primary responsibility for managing the Diversified Equity Fund are Thomas Kuo and Dimitry Kirtsman.

Mr. Kuo manages the following accounts (including the Diversified Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$25.8	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	16	$16.2	0	$0

Mr. Kirtsman manages the following accounts (including the Diversified Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$25.8	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Neither Mr. Kuo nor Mr. Kirtsman owns any shares of the Diversified Equity Fund.

U.S. Core Equity Fund

The individuals with primary responsibility for managing the U.S. Core Equity Fund are Otis “Tres” Heald and Thomas A. Galvin. Additional information about Mr. Heald is set forth above under “Multi-Asset Fund.”

Mr. Galvin manages the following accounts (including the U.S. Core Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$86.4	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	4	$10.2	0	$0

Mr. Galvin owns shares of the U.S. Core Equity Fund worth between $100,001 - $500,000. Mr. Heald does not own any shares of the U.S. Core Equity Fund.

Emerging Markets Fund

The individuals with primary responsibility for managing the Emerging Markets Fund are Garrett D’Alessandro and Anindya Chatterjee. Additional information about Mr. D’Alessandro is set forth above under “Fixed Income Opportunities Fund.”

Mr. D’Alessandro manages the following accounts (including the Fixed Income Opportunities Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$1,319	1	$52
Other Pooled Investment Vehicles:	1	$9	0	$0
Other Accounts:	121	$272	0	$0

Mr. Chatterjee manages the following accounts (including the Emerging Markets Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$295	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Chatterjee owns shares of the Emerging Markets Fund worth $10,001 to $50,000. Mr. D’Alessandro does not own any shares of the Fund.

Muni High Income Fund

Waddell & Reed manages the investment portfolio of the Muni High Income Fund. The individual with primary responsibility for managing the Muni High Income Fund is Michael J. Walls.

Mr. Walls managed the following accounts (including the Muni High Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$1,979	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Walls’ compensation is comprised of a base salary that is commensurate with his level of experience and responsibility, a bonus linked to investment performance as described below, and participation in a stock incentive plan in shares of Waddell & Reed Financial, Inc. (“WDR”). Waddell & Reed’s portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of a portfolio relative to an appropriate benchmark, the more bonus compensation its portfolio manager receives. The primary benchmark used for purposes of determining Mr. Walls’ bonus is the percentile ranking of his portfolios against the performance of managers in the High Yield Municipal Debt Funds category selected by Lipper, Inc. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period.  For truly exceptional results, bonuses can be several multiples of base salary. In cases in which portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Waddell & Reed (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Waddell & Reed (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by Waddell & Reed (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Mr. Walls owns no shares of the Muni High Income Fund.

High Yield Bond Fund

Guggenheim manages the investment portfolio of the High Yield Bond Fund. The day-to-day portfolio management is shared by two Portfolio Managers who operate as a team.  Jeffrey Abrams, Senior Managing Director, is the lead portfolio manager and Kevin Gundersen, Senior Managing Director, is secondary portfolio manager. Mr. Abrams and Mr. Gundersen have been with Guggenheim since 2002.

Mr. Abrams managed the following accounts (including the High Yield Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	10	$3,893.4	0	$0.0
Other Pooled Investment Vehicles:	34	$9,291.4	10	$5,180.9
Other Accounts:	45	$4,336.0	6	$246.6

Mr. Gundersen managed the following accounts (including the High Yield Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	12	$5,037.2	0	$0
Other Pooled Investment Vehicles:	34	$9,291.4	10	$5,180.9
Other Accounts:	42	$4,272.7	6	$246.6

Guggenheim compensates its portfolio management staff for their management of the High Yield Bond Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. Guggenheim’s deferred compensation programs include equity that vests over a period of years. All Guggenheim employees are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

Neither Mr. Abrams nor Mr. Gundersen owns any shares of the High Yield Bond Fund.

Socially Responsible Equity Fund

The Socially Responsible Equity Fund is managed by Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothé and Shelley H. Mann of SKBA.

Messrs. Bischel, Kaplan, Rothé, and Ms. Mann manage the following accounts as a team (including the Socially Responsible Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$101	0	$0
Other Pooled Investment Vehicles:	1	$11	0	$0
Other Accounts:	57	$819	0	$0

The senior investment professionals of SKBA, including Messrs. Kaplan, Bischel and Rothé and Ms. Mann, receive cash compensation in the form of a fixed base salary, bonus payments that are primarily tied to their investment strategy performance (across a number of client accounts) and/or asset growth and 401(k) plan employer contributions. These forms of compensation are available to all employees. In addition, each of these individuals owns an equity interest in the firm. As equity owners of SKBA, these senior investment professionals are eligible to receive quarterly dividend distributions based on the firm’s revenue and profit performance. Such distributions are not available to the non-shareholder employees of SKBA.

Mr. Bischel and Ms. Mann each beneficially own shares of the Socially Responsible Equity Fund worth between $100,001 and $500,000. Neither Mr. Kaplan nor Mr. Rothé owns any shares of the Socially Responsible Equity Fund.

Fixed Income Opportunities Fund

Portions of the Fixed Income Opportunities Fund are managed by Garrett D’Alessandro, Bruce Simon and William C. Miller, Jr. of City National Rochdale, George Goudelias of Seix, Mark Durbiano of Federated, and Theodore Stohner and Maxim Matveev of GML Capital.

City National Rochdale Portfolio Managers.  Additional information about Mr. D’Alessandro is set forth above under “Emerging Markets Fund.”  Additional information about Mr. Simon is set forth above under “Multi-Asset Fund.”  Additional information about Mr. Miller is set forth above under “Limited Maturity Fund.”

Messrs. D’Alessandro and Miller do not own any shares of the Fixed Income Opportunities Fund.  Mr. Simon owns shares of the Fixed Income Opportunities Fund worth between $50,001 - $100,000.

Seix Portfolio Managers.  Mr. Goudelias manages the following accounts (including Seix’ portion of the Fixed Income Opportunities Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$8,263.2	0	$0
Other Pooled Investment Vehicles:	9	$3,186.1	2	$379.9
Other Accounts:	3	$203.5	0	$0

Seix’ portfolio managers earn competitive salaries from Seix.  Portfolio managers receive bonuses based on the pre-tax performance of the accounts they manage (including the Fund) relative to the applicable account benchmarks and peer groups over multi-year periods.  In addition, portfolio managers are provided benefits packages.  The percentage of each portfolio manager’s compensation provided by such benefits is dependent upon length of employment, salary level, and several other factors.  In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:  401 Excess Plan, ERISA Excess Retirement Voluntary Functional Incentive Plan Deferral, Stock Option Awards, SunTrust Retirement Plan and Restricted Stock Awards.

The relative mix of compensation represented by investment results, bonus and salary will vary depending on a portfolio manager’s results, contributions to the organization, adherence to portfolio compliance and other factors.

The compensation package is comprised of two components: base salary and an annual incentive bonus.  Percentage of base salary, bonus and equity ownership is a function of seniority and responsibility.  Portfolio Managers receive an annual bonus, which is generally based predominately on investment performance relative to a benchmark over the one year and three to five year rolling periods.  Maximum bonus is reaches at a healthy, but reasonable outperformance so as not to reward excessive risk taking.

Mr. Goudelias does not own any shares of the Fixed Income Opportunities Fund.

Federated Portfolio Managers.  Mr. Durbiano manages the following accounts (including Federated’s portion of the Fixed Income Opportunities Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	19	$10,650	0	$0
Other Pooled Investment Vehicles:	2	$58	0	$0
Other Accounts:	2	$83	2	$183

Mr. Durbiano is paid a fixed base salary and a variable annual incentive. His base salary is determined within a market competitive position-specific salary range, based on his experience and performance. The annual incentive amount is determined based primarily on “Investment Product Performance (IPP),” which with respect to the Fixed Income Opportunities Fund is generally measured on a rolling 1-, 3-, and 5-calendar year pre-tax gross return basis as compared to the high yield portion of the Fund’s benchmark and as compared to the high yield portion of the Fund’s designated peer group of comparable accounts, in addition to other factors; and to a lesser extent, “Financial Success,” which is determined by senior management and is designed to tie Mr. Durbiano’s bonus in part to Federated’s overall financial results. Mr. Durbiano may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.  As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fixed Income Opportunities Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable fixed-income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Mr. Durbiano does not own any shares of the Fixed Income Opportunities Fund.

GML Capital Portfolio Managers.  Messrs. Stohner and Matveev manage the following accounts (including GML Capital’s portion of the Fixed Income Opportunities Fund):

Theodore Stohner

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$15.6	1	$15.6
Other Accounts:	0	0	0	$0

Maxim Matveev

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$15.6	1	$15.6
Other Accounts:	0	$0	0	$0

GML Capital is a limited liability partnership, and each portfolio manager is a member of the partnership.  Members receive monthly partnership draws, which are generally fixed amounts.  However, these monthly partnership draws are not contractual and are paid subject to the availability of financial resources.  Members may also receive discretionary bonuses by way of additional partnership draws, and which are typically awarded annually.

Neither of Messrs. Stohner and Matveev owns any shares of the Fixed Income Opportunities Fund.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving the Management Agreement and each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Investment Manager and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Investment Manager or Sub-Adviser. To deal with these situations, the Investment Manager and each Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation.

With respect to securities transactions for the Funds, the Investment Manager and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Manager and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Investment Manager or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager or Sub-Adviser could share in investment gains.

The Multi-Asset Fund may invest in affiliated funds (i.e., the Money Market Funds, the Bond Funds, and the Equity Funds, for which the Investment Manager serves as investment adviser), and a conflict of interest could arise when, under certain circumstances, the Investment Manager’s investment decisions with respect to the Multi-Asset Fund could negatively affect Affiliated Underlying Funds. For instance, the Multi-Asset Fund may purchase and redeem shares of an Affiliated Underlying Fund at a time which may require the Affiliated Underlying Fund to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Affiliated Underlying Fund’s transaction costs and accelerate the realization of taxable income by its shareholders if sales of securities resulted in gains.

In addition, as the Investment Manager and its affiliates serve as investment adviser to a number of affiliated funds, each of which is eligible for investment by the Multi-Asset Fund, a conflict of interest may arise in connection with the increased incentive for the Multi-Asset Fund’s portfolio managers to invest in affiliated funds, which could generate increased revenues for the Investment Manager, rather than unaffiliated funds.

If the Multi-Asset Fund were to invest in an affiliated fund, the Trustees and officers of the Trust, each of which serves in the same position with respect to, and has a fiduciary duty to, the Multi-Asset Fund and the Affiliated Underlying Funds, may face a conflict of interest if the interests of the Multi-Asset Fund and of the Affiliated Underlying Fund were ever to become divergent. The Trustees of the Trust believe they have structured the Multi-Asset Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Multi-Asset Fund could be adverse to the interests of an Affiliated Underlying Fund, or the reverse could occur. If such a possibility arises, the Trustees and officers of the Trust and the Investment Manager will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

The Trust, Investment Manager and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Investment Manager and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

Seix

George Goudelias, Senior Portfolio Manager and Head of High Yield Bank Loans and Bonds at Seix, has been dedicated to the Seix Bank Loan Management strategy since its inception. This strategy includes the Fixed Income Opportunities Fund, the Seix Floating Rate High Income Fund, four separately managed bank loan mandates and six collateralized loan obligations, with one of the collateralized loan obligations receiving a performance-based fee. Seix also uses bank loans as an opportunistic allocation in other funds, including a hedge fund, and separate accounts that allow them.

Seix has procedures in place to ensure that trades are allocated fairly among accounts, including monitoring of allocations by the compliance team. Seix will, in most cases, aggregate transactions on behalf of various accounts. Seix will allocate aggregated transactions to all participating eligible client accounts in a fair and equitable manner consistent with its trade allocation procedures, fiduciary obligations and each participating client’s investment guidelines and investment management agreement.

GML Capital

GML Capital may act for more than one client, and/or for other GML Capital-related entities in relation to a particular investment opportunity. Where there is an element of scarcity in respect of a particular investment (either in terms of a scarcity of sellers or a scarcity of buyers), GML Capital will allocate the investment opportunity in accordance with its policy on aggregation and allocation of orders, which requires GML Capital to take into account objective criteria when deciding how to allot the investment opportunity.

GML Capital acknowledges the inherent conflict of interest and best execution concerns in a transaction involving an investment in which both parties are clients of GML Capital, such as cross trades. In such a transaction, in order to protect the interests of both clients, GML Capital takes every precaution to ensure that its Conflicts of Interest Policy and Best Execution Policy (which are contained within the GML Capital Compliance Manual) are strictly adhered to. The potential conflict is recorded in GML Capital 's Conflicts of Interest Log. Any such transaction is authorized only after it can be satisfied that the proposed execution thereof fairly reflects the interests of each client, taking into account such factors as suitability, price, costs, speed, liquidity, settlement, client objectives, order size/nature and venue as appropriate. Managing multiple funds and/or other accounts may result the portfolio manager devoting unequal time and attention to the management of each fund and/ or other accounts. GML Capital seeks to manage the competing interest for the time and attention of portfolio managers by ensuring that a number of GML Capital professionals are actively involved in the management and/or analytical work of each fund or mandate.

Federated

As a general matter, certain conflicts of interest may arise in connection with a Federated portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fixed Income Opportunities Fund from being negatively affected as a result of any such potential conflicts.

SKBA

SKBA believes it has no material conflicts of interest that arise in connection with the SKBA portfolio managers’ management of the Socially Responsible Fund’s investments.  No investment professional has discretionary authority over an account as each account is managed by a strategy team that purchases the same securities owned by other accounts in the same investment strategy.  To mitigate potential conflicts of interest, SKBA’s Code of Ethics requires that employees receive pre-approval before purchasing or selling securities when the trade is in excess of $10,000 and employees are not allowed to place a trade if there is an outstanding client order with a broker. SKBA’s Code of Ethics also requires that employees report all required personal securities transactions quarterly and annually to SKBA’s Chief Compliance Officer.  Other personal securities requirements in SKBA’s Code of Ethics include: employees are prohibited from participating in an initial public offering; all private placement investments must be pre-approved.  SKBA manages assets for employees and family members of SKBA.  These specific accounts are in strategies that are managed similar to other SKBA client accounts.  To mitigate a potential conflict of interest, these accounts are traded with other SKBA client accounts except in cases where it is not practicable in accordance with our standard aggregation and allocation procedures.  Employees or related persons may invest in the same securities that are purchased and sold for clients and they may own securities of issuers whose securities are subsequently purchased and sold for clients. The personal trading procedures described above are used to prevent and monitor any potential conflicts that arise from this practice.

Guggenheim

Each Guggenheim portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with his management of the High Yield Bond Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the High Yield Bond Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the High Yield Bond Fund. While the Guggenheim portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, Guggenheim does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Guggenheim believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Guggenheim portfolio managers' day-to-day management of the High Yield Bond Fund. Because of their position with the High Yield Bond Fund, the portfolio managers know the size, timing and possible market impact of High Yield Bond Fund trades. It is theoretically possible that the Guggenheim portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the High Yield Bond Fund. However, Guggenheim has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the Guggenheim portfolio managers' management of the High Yield Bond Fund and the other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that Guggenheim or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the High Yield Bond Fund. Notwithstanding this theoretical conflict of interest, it is Guggenheim 's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Guggenheim has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Brokerage. Investment decisions for a client are made in accordance with the investment objectives, guidelines, and restrictions governing specific client accounts and are independent of investment decisions made for other clients. However, because investment decisions frequently affect more than one account, it is inevitable that, at times, it will be desirable to acquire or dispose of the same security for more than one client account at the same time. In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.

Guggenheim shall consider numerous factors in arranging for the purchase and sale of clients' portfolio securities in order to achieve best execution for its clients. When selecting a broker, Guggenheim shall consider the full range and quality of a broker's services, including execution capability, price, financial stability and reliability. Guggenheim is not obliged to merely get the lowest price or commission; rather, the transaction must represent the best qualitative execution for the account. However, Guggenheim will monitor its use of certain brokers in the event a client provides guidelines with respect to transacting only with certain brokers.

The result is that best execution cannot always be measured by a comparison of quotes provided by multiple potential counterparties because in some cases there is only one, if any, counter-party that makes a market in the security in question. In such situations, the head trader will use best effort to obtain the best execution from such counterparty.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced when funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

Waddell

Actual or apparent conflicts of interest may arise when a Waddell portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  Waddell seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•
The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the  Muni High Income Fund.  Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund.  Waddell seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Waddell’s allocation procedures.

Waddell has adopted certain compliance procedures, including its code of ethics, which are designed to address certain types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets (“Assets”) of the Trust as set forth in the following table.

Trust Assets	Annual Fee (in Basis Points)
First $2.0 billion in aggregate net assets	5.0
Next $2.0 billion in aggregate net assets	4.0
Next $2.0 billion in aggregate net assets	3.0
Next $2.0 billion in aggregate net assets	2.5
Aggregate net assets in excess of $8.0 billion	2.0

The Trust is subject to a minimum annual fee equal to $1,800,000 for the first 20 series of the Trust and $90,000 per each additional series. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of certain Funds’ shares.

Prior to January 1, 2013, the Administrator was entitled to fees calculated based upon the Assets as follows: 0.065% of the first $2.5 billion in Assets; 0.045% of Assets exceeding $2.5 billion but not exceeding $5 billion; 0.025% of Assets exceeding $5 billion but not exceeding $7.5 billion; and 0.02% of Assets exceeding $7.5 billion.  Each Fund is subject to a minimum annual fee of $90,000.

For the fiscal years ended September 30, 2013, September 30, 2012, and September 30, 2011, the Funds paid the following administrative fees:

Fund	Fiscal Year Ended September 30, 2013		Fiscal Year Ended September 30, 2012		Fiscal Year Ended September 30, 2011
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund(1)	$1,027,038	$298,172	$1,277,203	$329,054	1,282,711	$226,361
Prime Money Fund(1)	$383,603	$111,368	$476,152	$123,007	565,985	$99,880
California Money Fund(1)	$292,646	$84,962	$352,764	$91,797	385,120	$67,962
Limited Maturity Fund	$19,715	N/A	$21,447	N/A	20,272	N/A
Government Bond Fund	$70,667	N/A	$86,015	N/A	83,993	N/A
Corporate Bond Fund	$55,082	N/A	$58,950	N/A	56,757	N/A
California Bond Fund	$25,275	N/A	$28,456	N/A	24,668	N/A
High Yield Bond Fund	$66,500	N/A	$61,566	N/A	35,722	N/A
Intermediate Fixed Income Fund	$78,271	N/A	N/A	N/A	N/A	N/A
Fixed Income Opportunities Fund	$340,890	N/A	N/A	N/A	N/A	N/A
Multi-Asset Fund	$15,180	N/A	$22,754	N/A	20,197	N/A
Dividend & Income Fund	$70,265	N/A	N/A	N/A	N/A	N/A
Diversified Equity Fund	$18,441	N/A	$23,986	N/A	33,426	N/A
U.S. Core Equity Fund	$34,832	N/A	N/A	N/A	N/A	N/A
Socially Responsible Equity Fund	$46,478	N/A	$44,038	N/A	35,124	N/A
Emerging Markets Fund	$92,067	N/A	N/A	N/A	N/A	N/A

(1)
The Administrator has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class N shares of each Fund and Class S shares of the Money Market Funds, and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of City National Rochdale, that provide distribution-related services. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds.

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. located at 1555 N. Rivercenter Dr., Milwaukee, WI 53212, serves as the custodian (the “Custodian”) of the Funds’ assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust’s independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds’ federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

Bingham McCutchen LLP serves as counsel to the Trust. The address of Bingham McCutchen LLP is 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

Dechert LLP serves as counsel to the Independent Trustees. The address of Dechert LLP is 2010 Main Street, Suite 500, Irvine, California 92614.

SERVICER

The Fixed Income Opportunities Fund has retained Financial Life Services, LLC (“FLS”) to provide certain services to the Fund regarding the life insurance policies pursuant to the terms of a Servicing Agreement. FLS is a life settlement originator that was formed in 2005 and is licensed to be a settlement originator by the insurance departments in 11 states. Since inception, FLS has purchased over $1 billion in policy face value covering a wide array of policies on behalf of FLS, its affiliates and partners.

City National Richdale will pay FLS an annual servicing fee on each Policy held by the Fund. FLS will perform certain administrative services for the Fixed Income Opportunities Fund in respect of each Policy, including without limitation: maintaining copies of documents evidencing the Fund’s purchase of Policies; obtaining medical records, life expectancy reports and certain actuarial analyses; monitoring insurance premium billings and payments; confirming that premium payments are received and properly credited; and obtaining certain premium payment projections. FLS will maintain records of the names, addresses and phone numbers, and track the life status and contact information of, the individual insureds. After the death of an insured, FLS will assist in obtaining a certified copy of the applicable death certificate and in obtaining the death benefit by, among other things, coordinating the completion, preparation and submission of the claim for the death benefit under the applicable Policy. FLS will also provide certain reports to the Fund relating to the Policies.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the investment objective of the Funds; invest money obtained from the sale of the Funds’ shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds’ shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management’s ability correctly to time and execute them.

The Investment Manager and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Investment Manager and the Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds’ general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the Investment Manager or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Investment Manager or Sub-Adviser(s) in advising other clients. The Investment Manager and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Investment Manager or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Investment Manager or relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Investment Manager or the Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect purchases of shares of the Funds for their customers. The Funds do not use the Distributor to execute its portfolio transactions.

REGULAR BROKERS OR DEALERS

“Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. On September 30, 2013, the Funds held securities of the its “regular brokers or dealers” as follows:

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker-Dealer Held (in 000s)
Government Money Fund	Goldman Sachs Bank of America Barclays Deutsche Bank Morgan Stanley	$105,000 $90,000 $80,000 $68,000 $9,257
Prime Money Fund	Mizuho Citigroup Deutsche Bank Bank of America Barclays Goldman Sachs	$37,600 $35,000 $30,000 $25,000 $15,000 $10,000
California Money Fund	None	—
Limited Maturity Fund	Wachovia Citigroup Morgan Stanley Goldman Sachs JP Morgan Barclays	$1,265 $1,198 $1,183 $1,157 $1,097 $546
Government Bond Fund	None	—
Corporate Bond Fund	JP Morgan Morgan Stanley Barclays Goldman Sachs Citigroup Deutsche Bank	$2,343 $2,276 $1,955 $1,873 $1,366 $877

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker-Dealer Held (in 000s)
California Bond Fund	None	—
High Yield Bond Fund	Bank of America	$875
Intermediate Fixed Income Fund	Morgan Stanley Goldman Sachs Wachovia Citigroup JP Morgan Bank of America	$5,700 $3,175 $993 $734 $430 $46
Fixed Income Opportunities Fund	None	—
Multi-Asset Fund	None	—
Dividend & Income Fund	JP Morgan	$620
U.S. Core Equity Fund	JP Morgan Wachovia Citigroup	$3,288 $2,628 $2,389
Diversified Equity Fund	Bank of America JP Morgan Citigroup Goldman Sachs	$880 $164 $123 $56
Socially Responsible Equity Fund	None	—
Emerging Markets Fund	None	—
BROKERAGE

For the indicated fiscal years, the indicated Funds paid the following brokerage commissions:

Year Ended September 30, 2013	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
High Yield Bond Fund	N/A	N/A	N/A	N/A
Multi-Asset Fund	$17,813.12	N/A	N/A	N/A
U.S. Core Equity Fund	$85,899.23	N/A	N/A	N/A
Diversified Equity Fund	$39,817.41	N/A	N/A	N/A
Socially Responsible Equity Fund	$155,314.88	N/A	N/A	N/A
Dividend & Income Fund	$47,889.46	N/A	N/A	N/A
Emerging Markets Fund	$450,908.85	N/A	N/A	N/A
Intermediate Fixed Income Fund	$2,037.00	N/A	N/A	N/A
Fixed Income Opportunity Fund	$0	N/A	N/A	N/A

Year Ended September 30, 2012	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
High Yield Bond Fund	N/A	N/A	N/A	N/A
Multi-Asset Fund	$26,150	N/A	N/A	N/A
Diversified Equity Fund	$69,649	$220	0.32%	0.48%
Socially Responsible Equity Fund	$101,272	N/A	N/A	N/A

Year Ended September 30, 2011	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
High Yield Bond Fund	$ 0	N/A	N/A	N/A
Multi-Asset Fund	$20,197	N/A	N/A	N/A
Diversified Equity Fund	$119,371
Socially Responsible Equity Fund	$47,916	N/A	N/A	N/A

For the fiscal year ended September 30, 2013, of the total brokerage commissions paid by the Multi-Asset Fund, an amount of $17,813 (100%), was paid to firms which provided research services to the Investment Manager as well as execution services. For the fiscal year ended September 30, 2013, of the total brokerage commissions paid by the Diversified Equity Fund, totals of $8,058, $ $29,910 and $2,339 (20%, 75% and 5%, respectively) were paid to firms which provided research services to CNAM, SKBA (which served as a sub-adviser prior to November 15, 2013) and Turner Investments, L.P. (which served as a sub-adviser to the Fund prior to May 15, 2013) respectively, as well as execution services. For the fiscal year ended September 30, 2013, of the total brokerage commissions paid by the Socially Responsible Equity Fund, a total of $155,314.88 (100%) was paid to firms which provided research services to SKBA as well as execution services. For the fiscal year ended September 30, 2013, of the total brokerage commissions paid by the Dividend & Income Fund, a total of $47,889.46 (100%) was paid to firms which provided research services to the Investment Manager as well as execution services. For the fiscal year ended September 30, 2013, of the total brokerage commissions paid by the Emerging Markets Fund, a total of $450,908.85 (100%) was paid to firms which provided research services to the Investment Manager as well as execution services.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the business day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 p.m., Eastern Time. Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

On each day that the Money Market Funds’ net asset values per share are determined (each a “Business Day”), the Money Market Funds’ net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 3:00 p.m., Eastern Time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m., Eastern Time for the California Money Fund; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day.

The Money Market Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of each Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Should the net asset values of a Money Market Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund’s distributions.

FEDERAL INCOME TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market (generally including MLPs), other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”(generally including MLPs).

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

For U.S. federal income tax purposes, each fund’s capital losses that arose in taxable years beginning on or before December 22, 2010 (“Pre-2011 Losses”) can generally be carried forward for a maximum of eight years to offset future capital gains. As of September 30, 2013, the breakdown of expiration dates for the Funds’ carryforwards of Pre-2011 Losses was as follows:

	Expiring September 30,
Fund	2014 (000)	2015 (000)	2017 (000)	2018 (000)	2019 (000)	Total (000)
Government Money Market Fund	$—	$—	$—	$—	$1	$1
Limited Maturity Fixed Income Fund	132	1,415	81	327	—	1,955
Multi-Asset Fund	—	—	370	1,328	—	1,698
Diversified Equity Fund	—	—	66	13,333	—	13,399

	Expiring December 31,
Fund	2016 (000)	2017 (000)	2018 (000)	Total
Intermediate Fixed Income Fund	$192	$2,240	$—	$2,432
Dividend & Income Fund	1,513	6,397	1,455	9,36

Net short-term and long-term capital losses incurred by a Fund in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward for an unlimited period. However, any carryforwards of Post-2010 Losses must be fully utilized before a Fund will be permitted to use carryforwards of Pre-2011 Losses. Carryforwards of Post-2010 Losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as is the case for Pre-2011 Loss carryforwards. As of September 30, 2013, the Funds had the following carryforwards of Post-2010 Losses:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)*
Prime Money Market Fund	$14	$—	$14
Government Bond Fund	555	417	972
Intermediate Fixed Income Fund	403	—	403
Dividend & Income Fund	837	—	837
Emerging Markets Fund	838	—	838

*	This table should be used in conjunction with the table showing Pre-2011 Losses.

Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

To the extent that a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  A cash distribution from a partnership is not itself taxable to the extent it does not exceed the distributee partner’s basis in its partnership interest and is treated as capital gain to the extent any cash (or, in certain cases, marketable securities) distributed to a partner exceeds the partner’s basis (see description below as to how an MLP investor’s basis is calculated) in the partnership.  Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.   MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the distributee partner’s basis in its MLP interest.  The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the net taxable income allocated to the Fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the Fund from the MLPs.  No assurance, however, can be given in this regard.

Additionally, depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years.  When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of recapture.  In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Foreign Investments

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. If at least 50% of the value of a Fund’s assets is represented by interests in other RICs, the Fund may make the same election, treating both qualified foreign taxes paid by the Fund and qualified foreign taxes paid by underlying RICs in which the Fund invests as paid by its shareholders.  For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund and RICs in which the Fund invests, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement for treatment as a regulated investment company and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Investments in Other RICs

The use of the fund-of-funds structure by the Multi-Asset Fund could adversely affect the amount, timing and character of distributions to its shareholders. The Multi-Asset Fund invests most or all of its assets in underlying funds that are taxed as RICs. The underlying funds will be required to distribute their income and gains on an annual basis, but cannot distribute losses. As a result, the Multi-Asset Fund will not be able to offset losses of one underlying fund against income or gains of another underlying fund, unless it sells or redeems shares of the underlying fund with the loss.

The Multi-Asset Fund’s sales or redemptions of shares in underlying funds, including those resulting from changes in the allocation of its assets, could cause it to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Multi-Asset Fund. Further, a portion of losses on sales or redemptions of shares in the underlying funds may be deferred.

Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to the Multi-Asset Fund and therefore will not be offset by capital losses incurred on other investments. This may result in more ordinary dividends for Fund shareholders and/or a shifting of capital gain dividends to ordinary dividends compared to the dividends that would have been paid if the Fund had invested directly in the securities held by the underlying fund.

Similar principles would apply to the extent any Fund other than the Multi-Asset Fund invests in on one or more other RICs.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gains included in their respective income over their respective income tax credits.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by a Fund are exempt from regular federal income taxes. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction.

Dividends and distributions from a Fund, other than exempt-interest dividends, will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Special rules apply to certain dividends that are reported by a Fund as “qualified dividend income.” Such dividends are subject to tax for non-corporate shareholders at the rates generally applicable to long-term capital gains, provided that the shareholder satisfies certain holding period and other requirements. Qualified dividend income is not actually treated as capital gain, however, and thus generally cannot be offset by capital losses. The portion of dividends eligible to be treated as qualified dividend income will be: (i) 100% of the dividends paid by a Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the dividends paid by a Fund to a non-corporate shareholder in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be qualified dividend income.

If an individual receives a dividend qualifying for the long-term capital gains rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.

Investors considering buying shares just prior to a dividend or capital gain distribution (other than daily dividends paid by the Money Market Funds of the Bond Funds) should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because certain Funds will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly to purchase or carry shares in those Funds is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a Fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. A significant portion of exempt-interest dividends distributed by the Muni High Income Fund is expected to be a preference item for purposes of the federal alternative minimum tax.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

Shareholders holding shares in a Money Market Fund will not have any gain or loss on a sale or exchange so long as the Money Market Fund maintains a net asset value of $1.00 per share and, while the shareholders held such shares, has not made a distribution that is treated as a return of capital for tax purposes. The Funds do not expect to report any distributions as a return of capital for tax purposes. However, in the case of the California Money Fund, because of the fee reimbursement policy of the Investment Manager, the IRS could take the position that a portion of such Fund's distributions constitutes a return of capital. This, in turn, would cause a portion of the amount realized on a subsequent sale of such shares to be treated as a capital gain.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds (except for proceeds from redemptions of Money Market Fund shares) payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%. Backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

For sales or exchanges of shares acquired (including through the reinvestment of dividends and capital gains distributions) on or after January 1, 2012, each Fund will report to shareholders and the IRS the cost basis and holding period of the shares and the amount of gain or loss on the sale or exchange.  If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different prices per share), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method.  For purposes of calculating and reporting basis, shares acquired on or after January 1, 2012, are treated as held in a separate account from shares acquired prior to January 1, 2012.

Effective January 31, 2014, each Fund’s default method for calculating basis will be specific lot identification using the average cost method.  Prior to that time, each Fund’s default method for calculating basis was specific lot identification using the “first-in, first-out” (“FIFO”) method.  Subject to certain limitations, a shareholder may choose a method other than the default method at the time of shares are sold or exchanged.  Shareholders should contact us at (800) 445-1341 for information regarding available methods of basis computation and procedures for electing a method other than the default method.  Shareholders should contact their own tax advisers concerning the consequences of applying the default method or choosing another method of basis calculation.

Shares of all Funds are offered through approved broker dealers or other financial institutions (each an “Authorized Institution”). If you own shares of a Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records and calculating your cost basis based upon their default method.  Please note your Authorized Institution’s default method may differ from that of the Fund, and you should contact them directly with any questions regarding your account or general cost basis inquiries.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

For Fund taxable years beginning before January 1, 2014, the 30% withholding tax also will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified  interest income,” or  (b) short-term capital gain dividend to the extent such dividends are derived from a Fund’s “qualified short-term gain.” Qualified net interest income is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form).

Distributions payable after June 30, 2014 (or, in certain cases, after later dates), and redemptions and certain capital gain dividends payable after December 31, 2016, to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.  Distributions payable after June 30, 2014 (or, in certain cases, after later dates), and redemptions and certain capital gain dividends payable after December 31, 2016, to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. Exempt-interest dividends are generally exempt from withholding described in this paragraph.   The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

CALIFORNIA INCOME TAX

So long as a Fund continues to qualify as a regulated investment company under the Code, the Fund will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

Each of the California Bond Fund and the California Money Fund intends to invest its assets so that at the close of each quarter of its fiscal year at least 50% of the value of its assets will consist of California municipal securities and other obligations the income from which is exempt from both federal income taxes and California state personal income taxes (“California Municipal Securities”). So long as a Fund continues to qualify as a regulated investment company and satisfies that 50% test, the exempt-interest dividends paid by the Fund to individual shareholders that are attributable to interest on California Municipal Securities will be exempt from California personal income tax. For purposes of California personal income taxes, ordinary dividends and exempt-interest dividends attributable to interest on other types of obligations will be taxed as dividends, and distributions of net capital gain will be taxed as long-term capital gains. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Bond Fund or the California Money Fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends from the California Bond Fund or the California Money Fund will not be exempt from California corporate income or franchise taxes.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

SHARE PRICE CALCULATION

THE EQUITY FUNDS, THE BOND FUNDS AND THE MULTI-ASSET FUND

With respect to the Equity Funds, the Bond Funds and the Multi-Asset Fund, the net asset value per share of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The net asset value per share of any investment company in which a Fund invests is calculated as described in its prospectus and statement of additional information.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager (or Sub-Adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds’ determination of net asset value) on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust’s daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per month the Administrator provides the broker-supplied value to the Investment Manager (or Sub-Adviser, as relevant) for review and approval. In addition, the Investment Manager (or Sub-Adviser) will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager or Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust’s Fair Value Committee will determine the security’s value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager’s (or the Sub-Adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

Market quotations are not readily available for the life insurance policies in which the Fixed Income Opportunities Fund or the Subsidiary may invest. The life insurance policies are priced using the fair valuation methodology and related procedures approved by the Board of Trustees.  The fair valuation methodology includes a variety of inputs, including life expectancy estimates prepared by third party life expectancy evaluation firms, future premium payments, the net death benefit, a discount rate and insurance company credit ratings.

THE MONEY MARKET FUNDS

The Money Market Funds value their portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Market Funds’ investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder’s interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If a Money Market Fund’s net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) for the Class N shares of the Funds and the Class S shares of the Money Market Funds, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (“Qualified Trustees”). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class N and Class S shares provides that the Trust will pay the Distributor a fee that the Distributor can use to compensate broker-dealers and service providers, including affiliates of the Investment Manager and the Distributor, that provide distribution-related services to the Class N and Class S shareholders or to their customers who beneficially own the Class N and Class S shares. Under the Plan, the annual distribution fee rate for the Equity Funds’ and the Bond Funds’ Class N shares is 0.25%, and the annual distribution fee rate for the Money Market Funds’ Class N and Class S shares is 0.30% and 0.50%, respectively.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation the Plan or any related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days’ notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the FINRA Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ended September 30, 2013, the Funds paid the Distributor the following distribution fees under the Plan.

Fiscal Year Ended September 30, 2013	Total Fees Paid To the Distributor	Total Fees Paid Directly to Other Broker-Dealers and Financial Intermediaries
Class N Shares
Government Money Fund(1), (2)	$0	$0
Prime Money Fund(1), (2)	$351,952.68	$0
California Money Fund(1), (2)	$0	$0
Limited Maturity Fund	$12,412.78	$2.00
Government Bond Fund	$7,295.16	$0
Corporate Bond Fund	$7,961.36	$0
California Bond Fund	$18,017.34	$0
High Yield Bond Fund(2)	$121,920.05	$0
Intermediate Fixed Income Fund	$354,554.89	$0
Fixed Income Opportunities Fund	$1,771,298.53	$0

Fiscal Year Ended September 30, 2013	Total Fees Paid To the Distributor	Total Fees Paid Directly to Other Broker-Dealers and Financial Intermediaries
Multi-Asset Fund	$64,169.44	$0
Dividend & Income Fund	$337,143.36	$0
Diversified Equity Fund	$7,415.05	$924.00
U.S. Core Equity Fund	$109,788.48	$0
Socially Responsible Equity Fund	$79,798.97	$38,297
Emerging Markets Fund	$474,088.60	$0

Class S Shares
Government Money Fund(1)	$0	$0
Prime Money Fund(1)	$40,428.06	$0
California Money Fund(1)	$0	$0

(1)
The Distributor has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

(2)
Effective January 28, 2013, the distribution fee for Class N Shares of the High Yield Bond Fund was reduced from 0.30% to 0.25% and for the Class N Shares of the Money Market Funds was reduced from 0.50% to 0.30%.

For the fiscal year ended December 31, 2012 and December 31, 2011the Rochdale Predecessor Funds paid the following distribution fees under the Rochdale Predecessor Funds’ Rule 12b-1 distribution plan:

	12b-1 Fees
	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/11
Dividend & Income Portfolio	$318,490	$204,737
Intermediate Fixed Income Portfolio	$284,674	$220,808
Fixed Income Opportunities Portfolio	$1,450,806	$909,360
Emerging Markets Portfolio*	$214,481	$599

*	The Emerging Markets Portfolio commenced operations on December 14, 2011.

SHAREHOLDER SERVICES AGREEMENT

CNB, an affiliate of the Investment Manager, has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of all classes of each Fund except for the Institutional Class shares. As compensation for the provision of such services, each Fund will pay CNB a fee of 0.25% of the average daily net assets of the applicable classes on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a “Participating Organization”) out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Prior to January 1, 2011, CCMA provided certain specific shareholder services to Class N shareholders of the Limited Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund pursuant to a Shareholder Services Agreement with the Trust. As compensation for the provision of such services, the Class N shares of each Fund paid CCMA a fee of up to 0.25% of the average daily net assets of Class N shares of the Fund on an annual basis, payable monthly. In connection with the business combination of CNAM and CCMA on January 1, 2011, CNAM entered into a Shareholder Services Agreement with the Trust on January 1, 2011, and has contractually agreed to fully waive its shareholder servicing fees with respect to the Limited Maturity Fund and the Socially Responsible Equity Fund and to limit the shareholder servicing fee for the Diversified Equity Fund to 0.15%, effective through January 28, 2014.  Effective September 10, 2013, City National Rochdale has assumed the responsibilities of CNAM under this agreement.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds’ shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of Participating Organizations should read the Funds’ Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the fiscal years ended September 30, 2013, September 30, 2012, and September 30, 2011, pursuant to the Shareholder Services Agreement, the Class N, Class S and Servicing Class shares of the Funds paid CNB the following fees:

Fees Paid for the Fiscal Year Ended September 30, 2013(1)	Class N	Class S	Servicing Class(2)
Government Money Fund(3)	$7,020,728	$957,893	$272,707
Prime Money Fund(3)	$968,208	$649,051	$1,449,774
California Money Fund(3)	$1,782,649	$186,032	$386,346
Limited Maturity Fund	$12,131	N/A	N/A
Government Bond Fund	$6,708	N/A	$294,100
Corporate Bond Fund	$15,004	N/A	$335,870
California Bond Fund	$34,210	N/A	$141,198
High Yield Bond Fund	$11,265	N/A	$202,900
Intermediate Fixed Income Fund	$512,222	N/A	N/A
Fixed Income Opportunities Fund	$1,171,399	N/A	N/A
Multi-Asset Fund	$59,400	N/A	$14,453
Dividend & Income Fund	$479,992	N/A	N/A
U.S. Core Equity Fund	$113,556	N/A	$114,271
Diversified Equity Fund	$8,855	N/A	N/A
Socially Responsible Equity Fund	$74,871	N/A	N/A
Emerging Markets Fund	$358,962	N/A	N/A

Fees Paid for the Fiscal Year Ended September 30, 2012(4)	Class N	Class S	Servicing Class(1)
Government Money Fund(3)	$7,273,726	$753,501	$262,141
Prime Money Fund(3)	$1,017,289	$700,955	$1,372,672
California Money Fund(3)	$1,709,935	$201,968	$380,377
Limited Maturity Fund	$13,887	N/A	N/A
Government Bond Fund	$7,422	N/A	$364,105
Corporate Bond Fund	$6,180	N/A	$297,623
California Bond Fund	$12,759	N/A	$133,920
High Yield Bond Fund	$83,856	N/A	$191,956
Multi-Asset Fund	$65,549	N/A	$34,100
Diversified Equity Fund	$11,331	N/A	N/A
Socially Responsible Equity Fund	$41,505	N/A	N/A

Fees Paid, Fiscal Year Ended September 30, 2011(5)	Class N	Class S	Servicing Class(2)
Government Money Fund(3)	$6,684,442	$810,391	$184,515
Prime Money Fund(3)	$1,116,380	$809,587	$1,462,150
California Money Fund(3)	$1,760,671	$168,595	$376,372
Limited Maturity Fund	$22,075	N/A	N/A
Government Bond Fund	$7,545	N/A	$419,351
Corporate Bond Fund	$5,843	N/A	$282,698
California Bond Fund	$9,423	N/A	$116,189
High Yield Bond Fund	$68,627	N/A	$113,215
Multi-Asset Fund	$64,345	N/A	$38,456
Diversified Equity Fund	$16,763	N/A	N/A
Socially Responsible Equity Fund	$8,298	N/A	N/A

(1)
For the fiscal year ended September 30, 2013, CNB CNAM or City National Rochdale waived shareholder servicing fees in the following amounts: $5,335,789, $728,004, and $272,707 for Class N shares, Class S shares and Servicing Class shares, respectively, of Government Money Fund, $730,441, $489,594, and 1,441,813 for Class N shares, Class S shares and Servicing Class shares, respectively, of Prime Money Fund, $1,283,506 $133,943 and $386,346 for Class N shares, Class S shares and Servicing Class shares, respectively, of California Money Fund, $13,023 for Class N shares of Limited Maturity Fund, $7,549 for Class N shares of Diversified Equity Fund and $73,417 for Class N shares of Socially Responsible Equity Fund.

(2)
Effective December 19, 2011, the then-existing Institutional Class shares of each of the Government Bond Fund, Corporate Bond Fund, California Bond Fund, High Yield Bond Fund and Multi-Asset Fund were redesignated as Servicing Class shares.  Effective November 28, 2012, the then-existing Institutional Class shares of each Money Market Fund were redesignated as Servicing Class shares.

(3)
CNB has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

(4)
For the fiscal year ended September 30, 2012, CNB and/or CNAM waived shareholder servicing fees in the following amounts: $7,273,726, $753,501 and $262,141 for Class N shares, Class S shares and Servicing Class shares, respectively, of Government Money Fund, $1,017,289, $700,955, and $1,372,672  for Class N shares, Class S shares and Servicing Class shares, respectively, of Prime Money Fund, $1,709,935, $201,968 and $380,377 for Class N shares, Class S shares and Servicing Class shares, respectively, of California Money Fund, $13,887 for Class N shares of Limited Maturity Fund, $7,638  for Class N shares of Diversified Equity Fund and $41,505.39 for Class N shares of Socially Responsible Equity Fund.

(5)
For the fiscal year ended September 30, 2011, CNB and/or CNAM waived shareholder servicing fees in the following amounts: $6,684,442, $810,391 and $184,515 for Class N shares, Class S shares and Servicing Class shares, respectively, of Government Money Fund, $1,116,380, $809,587 and $1,462,150 for Class N shares, Class S shares and Servicing Class shares, respectively, of Prime Money Fund, $1,760,671, $168,595 and $376,372 for Class N shares, Class S shares and Servicing Class shares, respectively, of California Money Fund, $22,075 for Class N shares of Limited Maturity Fund, $9,024 for Class N shares of Diversified Equity Fund and $8,298 for Class N shares of Socially Responsible Equity Fund.

As a Participating Organization, each of City National Securities, Inc. (“CNS”) and RIM Securities, LLC (“RIM Securities”), each a wholly-owned subsidiary of CNB, has entered into a Shareholder Service Provider Agreement with CNB to provide shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of CNS and RIM Securities, respectively.

For the fiscal years ended September 30, 2013, September 30, 2012, and September 30, 2011, pursuant to the Shareholder Service Provider Agreement, CNB paid CNS the following fees:

Fund (1)	Fiscal Year Ended September 30, 2013	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011
Government Money Fund	$0	$0	$0
Prime Money Fund	$9,089	$0	$0
California Money Fund	$0	$0	$0
Limited Maturity Fund	N/A	N/A	N/A
Government Bond Fund	$6,730	$7,422	$7,545
Corporate Bond Fund	$7,993	$6,180	$5,843
California Bond Fund	$16,542	$12,759	$9,423
High Yield Bond Fund	$119,389	$83,856	$68,627
Intermediate Fixed Income Fund	$0	N/A	N/A
Fixed Income Opportunities Fund	$0	N/A	N/A
Multi-Asset Fund	$59,925	$65,548	$64,345
Dividend & Income Fund	N/A	N/A	N/A
U.S. Core Equity Fund	$108,775	N/A	N/A
Diversified Equity Fund	N/A	N/A	N/A
Socially Responsible Equity Fund	N/A	N/A	N/A
Emerging Markets Fund	N/A	N/A	N/A

(1)
No information is provided for the Limited Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund because these Funds were not included in the Shareholder Service Provider Agreement between CNS and CNB as of September 30, 2011, September 30, 2012, and September 30, 2013.

For the fiscal years ended September 30, 2013, pursuant to the Shareholder Service Provider Agreement, CNB paid RIM Securities the following fees:

Fund	Fiscal Year Ended September 30, 2013
Government Money Fund	N/A
Prime Money Fund	N/A
California Money Fund	N/A
Limited Maturity Fund	N/A
Government Bond Fund	N/A
Corporate Bond Fund	N/A
California Bond Fund	N/A
High Yield Bond Fund	N/A
Intermediate Fixed Income Fund	$188,834.65
Fixed Income Opportunities Fund	$953,662.51
Multi-Asset Fund	N/A
Dividend & Income Fund	$181,545.65
U.S. Core Equity Fund	N/A
Diversified Equity Fund	N/A
Socially Responsible Equity Fund	N/A
Emerging Markets Fund	$298,846.29

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the Custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. In its role as investment manager, City National Rochdale has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above and in the Prospectus.

CODES OF ETHICS

Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings as described below.

Disclosure, Generally: All Funds
The Investment Manager and the Administrator receive information regarding the Funds’ portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. The Funds or the Investment Manager may disclose the Funds’ entire portfolio holdings as of the end of a calendar month to third parties no sooner than 30 calendar days after the end of the month, provided such disclosure is publicly available to all investors (on the Funds’ website or otherwise) unless earlier or more limited disclosure is specifically allowed as outlined below.

The Funds or the Investment Manager may disclose selected information and commentary about portfolio holdings that does not identify specific portfolio holdings (“Portfolio Data”) orally or in writing to third parties as of the end of the most recent calendar month no sooner than ten calendar days after month-end.  Portfolio Data may include, but is not limited to, information about how each Fund’s investments are generally allocated among asset classes, economic sectors, sub-advisers, industries, countries, and other general fundamental characteristics (e.g., P/E ratios, market capitalizations). For fixed income funds, Portfolio Data may include information about types of bonds, bond maturities, bond coupons and bond credit quality ratings.  Portfolio Data may be provided to members of the press, persons considering investing in the Fund, including consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, and rating and ranking organizations.  The Investment Manager may restrict access to Portfolio Data of a Fund in its sole discretion if the Investment Manager believes the release of such Portfolio Data may be harmful to the Fund.

Additionally, the Trust files the Funds’ complete portfolio holdings schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust’s second and fourth fiscal quarters, lists of the Funds’ complete portfolio holdings will be made available in the Funds’ annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Funds’ website.

Disclosure, Generally: Money Market Funds
With respect to the Money Market Funds, the Money Market Funds and the Investment Manager may post on the Funds’ website, for a period of no less than six months, and beginning no later than the fifth business day of the month, a schedule of the Money Market Funds’ investments as of the last business day of the prior month, including all information about such investments required by Rule 2a-7 under the 1940 Act.

In addition, with respect to each Money Market Fund, the Administrator files with the SEC a monthly report of portfolio holdings on Form N-MFP, current as of the last business day of the previous month, no later than the fifth business day of each month.  The information filed with the SEC on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains.

Exceptions
Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Funds’ portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: 1) the Funds and the Investment Manager may disclose to third parties the ten largest holdings of any Fund and all holdings in the Multi-Asset Fund no sooner than a period of ten calendar days after the prior month-end; 2) information about a Fund’s holdings in any particular security can be made available to stock exchanges, regulators or issuers at any time; 3) Fund portfolio holding information can be made available to rating and ranking organizations (e.g., Morningstar), subject to confidentiality requirements; 4) Fund portfolio holding information can be made available to any other third party provided that the recipient has a legitimate business need for the information and pursuant to a written confidentiality agreement between the recipient and the Investment Manager, including provisions restricting trading on the information provided; 5) the Funds and the Investment Manager may disclose any portfolio holdings to third parties as may be required by law or by the rules or regulations of the Securities and Exchange Commission or by the laws or regulations of foreign jurisdictions in which the Funds invest.  Any exception to the general portfolio holding policy discussed above and any other waiver of the Funds’ Portfolio Holdings Disclosure Policy must be approved in writing by the Funds’ Chief Compliance Officer.

As of December 31, 2013, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Glass Lewis & Co. pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor’s, and Bloomberg L.P., to which each Fund’s full portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Funds and their shareholders from improper disclosure of portfolio holdings information. The Investment Manager’s Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Glass Lewis & Co. is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust’s custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Funds’ website.

Neither the Trust nor its Investment Manager, Sub-Advisers or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of the Trust’s Investment Manager, Sub-Advisers, distributor, or any affiliated person of the Trust or its Investment Manager, Sub-Advisers or distributor, the CCO will make a determination in the best interests of the Fund’s shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the “Policy”), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager’s general management of the Funds, subject to the Board’s continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies for certain of the Funds to the Sub-Advisers.

A conflict of interest may be deemed to occur when the Investment Manager or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Investment Manager’s or a Sub-Adviser’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Investment Manager or a Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Whenever the Multi-Asset Fund is requested to vote on any matter submitted to shareholders of an Underlying Fund, the Multi-Asset Fund will cast its votes, as a shareholder of the Underlying Fund, in proportion to the votes received by the Underlying Fund from all other shareholders of the Underlying Fund.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling (888) 889-0799 or (800) 445-1341, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Investment Manager and each Sub-Adviser that votes proxies on behalf of the Funds is included as Appendix A below.

GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996, and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Currently, the Trust offers shares of 16 series (effective November 15, 2013, the Diversified Equity Fund is no longer offered for purchase or available for exchange.).  Each series offers multiple classes of shares as set forth in the following chart. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

Fund	Institutional Class	Servicing Class	Class N	Class S
Government Money Fund		X	X	X
Prime Money Fund	X	X	X	X
California Money Fund		X	X	X
Limited Maturity Fund	X		X
Government Bond Fund	X	X	X
Corporate Bond Fund		X	X
California Bond Fund		X	X
High Yield Bond Fund	X	X	X
Intermediate Fixed Income Fund	X		X
Fixed Income Opportunities Fund			X
Municipal High Income Fund		X	X
Multi-Asset Fund		X	X
Dividend & Income Fund			X
U.S. Core Equity Fund	X	X	X
Diversified Equity Fund	X		X
Socially Responsible Equity Fund	X		X
Emerging Markets Fund			X

The Trust is generally not required to hold shareholder meetings. However, as provided in the Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees, or the end of their term as described above in the section “Management of the Trust”. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 2, 2014, the following shareholders are deemed to control the indicated Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

California Tax Exempt Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	78.27%

California Tax Exempt Money Market Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	71.30%

Corporate Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	71.02%

Diversified Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, LLC 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	85.46%

Government Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	26.74%

Government Money Market Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	62.52%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds 555 S. Flower Street, Floor 10 Los Angeles, CA 90071-2300	32.37%

High Yield Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	34.78%

Limited Maturity Fixed Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	35.27%

Municipal High Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds 555 S. Flower Street, Floor 10 Los Angeles, CA 90071-2300	99.56%

Prime Money Market Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds 555 S. Flower Street, Floor 10 Los Angeles, CA 90071-2300	45.32%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds 555 S. Flower Street, Floor 10 Los Angeles, CA 90071-2300	28.48%
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	25.40%

Socially Responsible Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, LLC 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	59.23%
Charles Schwab & Co, Inc Atn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	29.42%

U.S. Core Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	47.04%

As of January 2, 2014, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.

As of January 2, 2014, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.

California Tax Exempt Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	Servicing Class	90.82%
Assetmark Trust Company FBO Assetmark Inc. and Mutual Clients and FBO Other Custodial Clients 3200 N. Central Avenue Floor 7 Phoenix, AZ 85012-2468	N Class	10.64%
NFS LLC FEBO City National Bank 225 Broadway, Floor 5 San Diego, CA 92101-5029	Servicing Class	6.50%
NFS LLC FEBO Andre Young TTEE The Andre Young Trust	N Class	5.94%
NFS LLC FEBO Robert Harper D. Goldman TTEE The Harper Goldman Living Trust	N Class	5.94%
NFS LLC FEBO Edith Fiel Gitlen TTEE	N Class	5.40%

California Tax Exempt Money Market Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank as Agent for Various Accounts Attn: Trust Ops/Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0250	S Class	100.00%
City National Bank as Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0250	Servicing Class	98.91%
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	N Class	96.72%

Corporate Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	Servicing Class	72.62%
NFS LLC FEBO NFS/FMTC Rollover IRA FBO Brett R. Dick	N Class	7.91%
NFS LLC FEBO NFS/FMTC Rollover IRA FBO Stanley J. Kafka	N Class	7.72%
NFS LLC FEBO City National Bank 225 Broadway, Floor 5 San Diego, CA 92101-5029	Servicing Class	6.65%
NFS LLC FEBO Stewart Billet TTEE	N Class	5.99%

Diversified Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Institutional Class	87.66%
National Financial Services LLC 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	N Class	49.55%
Wells Fargo Bank NA FBO Dearborn County	Institutional Class	12.34%
William Greene & Nanci Greene JTWROS	N Class	12.08%

Dividend & Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank as Fiduciary for Various Accounts Attn: Trust Ops/ Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0520	N Class	22.28%
National Financial Services LLC 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	N Class	13.42%

Emerging Markets Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank as Fiduciary for Various Accounts Attn: Trust Ops/ Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0520	N Class	21.72%
Assetmark Trust Company FBO Assetmark Inc and Mutual Clients and FBO Other Custodial Clients 3200 N. Central Avenue Floor 7 Phoenix, AZ 85012-2468	N Class	17.60%

Fixed Income Opportunities Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Assetmark Trust Company FBO Assetmark Inc and Mutual Clients and FBO Other Custodial Clients 3200 N. Central Avenue Floor 7 Phoenix, AZ 85012-2468	N Class	20.19%
City National Bank as Fiduciary for Various Accounts Attn: Trust Ops/ Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0520	N Class	17.98%

Government Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank FBO CNC PSP Pooled Account Los Angeles	Institutional Class	67.57%
NFS LLC FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	Servicing Class	40.86%
City National Bank FBO C&D Zodian 401k Savings Plan Los Angeles	Institutional Class	23.93%
NFS LLC FEBO Alan Berman	N Class	12.37%
NFS LLC FEBO Marvin D Iannone Beverly Hills Police Foundation	N Class	12.34%
NFS LLC FEBO Stanley J Kafka	N Class	9.85%

Government Money Market Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank as Agent For Various Accounts Attn: Trust Ops/Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0250	S Class	100.00%
City National Bank as Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0250	Servicing Class	81.22%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	N Class	77.65%
City National Bank as Agent for Various Accounts Attn: Trust Ops/ Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0520	N Class	22.35%
Band & Co. c/o U.S. Bank N.A. P.O. Box 1787 Milwaukee, WI 53201-1787	Servicing Class	18.60%

High Yield Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	Servicing Class	73.23%
City National Bank FBO CNC PSP Pooled Account Los Angeles	Institutional Class	67.95%
NFS LLC FEBO The Angell Foundation	N Class	23.95%
City National Bank FBO C&D Zodian 401k Savings Plan	Institutional Class	19.02%
NFS LLC FEBO City National Bank 225 Broadway, Floor 5 San Diego, CA 92101-5029	Institutional Class	5.35%

Intermediate Fixed Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	I Class	79.34%
Assetmark Trust Company FBO Assetmark Inc and Mutual Clients And FBO Other Custodial Clients 3200 N. Central Avenue Floor 7 Phoenix, AZ 85012-2468	N Class	20.25%
Wells Fargo Bank N.A. FBO Dearborn County	I Class	17.02%

Limited Maturity Fixed Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	N Class	95.57%
NFS LLC FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	Institutional Class	41.78%
Trinity Medical Center	Institutional Class	22.02%
Sullivan County Community Hospital	Institutional Class	10.84%
Sanford Bismark	Institutional Class	8.63%
NFS LLC FEBO U.S. Bank National Association	Institutional Class	5.72%

Multi-Asset Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank FBO CNC PSP Pooled Accounts Los Angeles	Institutional Class	100.00%
NFS LLC FEBO City National Bank 225 Broadway, Floor 5 San Diego, CA 92101-5029	Servicing Class	79.24%
NFS LLC FEBO City National Bank 225 Broadway, Floor 5 San Diego, CA 92101-5029	Servicing Class	9.79%
NFS LLC FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	Servicing Class	8.88%

Muni High Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Rochdale, LLC 570 Lexington Avenue, Floor 9 New York, NY 10022-6710	N Class	100.00%
City National Bank as Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0250	Servicing Class	99.99%

Prime Money Market Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank as Agent for Various Accounts Attn: Trust Ops/Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0250	S Class	100.00%
City National Bank as Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0250	Servicing Class	85.98%
Band & Co. c/o U.S. Bank N.A. P.O. Box 1787 Milwaukee, WI 53201-1787	Institutional Class	70.33%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	N Class	64.74%
City National Bank as Agent For Various Accounts Attn: Trust Ops/Mutual Funds P.O. Box 60520 Los Angeles, CA 90060-0250	N Class	35.26%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	Servicing Class	14.00%

Socially Responsible Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Institutional Class	91.92%
Charles Schwab & Co. Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	N Class	74.34%
National Financial Services LLC 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	N Class	9.32%
Wells Fargo Bank NA SSM Healthcare Tax Deferred Plan c/o Fascore LLC	Institutional Class	5.86%

U.S. Core Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
SEI Corporation c/o SEI Escrow P.O. Box 1100 Oaks, PA 19456-1100	Institutional Class	100.00%
NFS LLC FEBO City National Bank 555 S Flower St Floor 10 Los Angeles, CA 90071-2300	Servicing Class	92.53%
Assetmark Trust Company FBO Assetmark Inc and Mutual Clients and FBO Other Custodial Clients 3200 N. Central Avenue Floor 7 Phoenix, AZ 85012-2468	N Class	6.23%

PERFORMANCE INFORMATION

As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds’ 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

YIELD = 2[(1+[a-b]/cd)6 - 1]

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursement).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Current yield reflects the interest income per share earned by the Money Market Funds’ investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the SEC formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Investors should recognize that, in periods of declining interest rates, the Funds’ yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Bond Fund and California Money Fund is computed by dividing that portion of the current yield (or effective yield) of the Fund (computed for the Funds as indicated above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax-exempt. Assuming a California tax rate of 9.3% and a federal tax rate of 35%, the effective tax rate based on the combination of the state and federal rates is 41.05%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund’s inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=
Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity Funds, Bond Funds and Multi-Asset Fund may be purchased and redeemed on days when the New York Stock Exchange (the “NYSE”) is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Money Market Funds may be purchased and redeemed on days when the NYSE and the Federal Reserve Bank of New York (the “Federal Reserve”) are open for business. The Funds reserve the right to open for business on days that the NYSE is closed due to an emergency or other unanticipated event, but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. Dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds’ net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds’ shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Funds, as contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2013, are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of KPMG LLP as experts in accounting and auditing.

APPENDIX A

City National Rochdale
Summary of Proxy Voting Policy

With respect to the Funds, the policy of City National Rochdale on proxy votes is to primarily vote all proxies in conjunction with recommendations from a disinterested third party. The Investment Manager has entered into a contract with Glass Lewis & Co. (“Glass Lewis”), a third party service provider that provides recommendations for all proxy votes based on their own internal guidelines, with no input from City National Rochdale, with respect to the Funds.

Upon receiving Glass Lewis’ recommendations, proxies are voted by the Investment Manager’s Operations Manager, or his/her designee (designated herein as the “Proxy Voter”), within a week of learning of the proxy vote.

Upon learning of the pending proxy vote, the Proxy Voter accesses Glass Lewis’ website for its recommendations for the pending proxy. If Glass Lewis does not have a recommendation listed, the Proxy Voter contacts Glass Lewis to supply a recommendation on the pending proxy.

The Proxy Voter will print Glass Lewis’ recommendation and the vote through ProxyEdge for review by the Chief Compliance Officer or his/her designee (designated as “Compliance”).

These will be reviewed by Compliance on a monthly basis. Compliance will initial each vote to evidence its review and the Proxy Voter will maintain the recommendation and vote in his or her files.

In limited circumstances and provided there is no conflict of interest between the Investment Manager and the Trust, the Investment Manager may decide to vote a proxy in contradiction to the recommendation of Glass Lewis, if the Investment Manager does not believe Glass Lewis’ recommendation is in the best interests of the client. In the event such a situation arises, the Investment Manager will prepare a written disclosure to be kept on file detailing the following:

•	facts surrounding the decision to vote contrary to Glass Lewis recommendation,
•	an explanation as to why management believes Glass Lewis’ recommendation is detrimental to the Fund’s best interest, and
•	any conflicts of interest that may be presented.

Compliance will then initial the decision evidencing their review and the Proxy Voter will keep record of this decision along with Glass Lewis’ recommendation and the actual vote.

If the Multi-Asset Fund series of the Trust acquires shares of an investment company, including any other series of the Trust (an “Acquired Fund”), with respect to any proxies solicited by the Acquired Fund the Multi-Asset Fund shall vote the shares of the Acquired Fund held by the Multi-Asset Fund in the same proportion as the vote of all other shareholders of the Acquired Fund. City National Rochdale shall instruct Glass Lewis to vote shares of affiliated and unaffiliated funds held by the Multi-Asset Fund in the same percentage as the shares voted by the other shareholders of such funds.

GLASS LEWIS PROXY POLICY
The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers' active investment decision-making. the guidelines are designed to increase investor's potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. the guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

In analyzing directors and boards, Glass Lewis' Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company's directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation ("say-on-pay") and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED SHARES

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction's likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights' plans to a shareholder vote. the guidelines generally support reasonable, well- targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company's board of directors. However, the Investment manager guidelines will vote against proposals to require separating the roles of ceo and chairman.

COMPENSATION

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. however, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. the Investment manager guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT

Glass Lewis' Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company's activities or operations with environmental. Further, the Glass Lewis' Investment manager guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company's greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

SOCIAL

Glass Lewis' Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International labor organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. the guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers' rights and human rights in general. Furthermore, the Investment manager guidelines oppose increased reporting and review of a company's political and charitable spending as well as its lobbying practices.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Proxy Voting Policies

The general policy of Federated Investment Management Company (the “Sub-Adviser”) with respect to proxy voting is to cast proxy votes in favor of proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Sub-Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Sub-Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Sub-Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Sub-Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Sub-Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Sub-Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Sub-Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Sub-Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Sub-Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Sub-Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Sub-Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Sub-Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Sub-Adviser typically votes against such measures in other contexts.

The Sub-Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Sub-Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Sub-Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Sub-Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies.  The Sub-Adviser has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Sub-Adviser’s general policy.  GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions.  However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Portfolio (and its shareholders) and those of the Sub-Adviser or Distributor.  This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Sub-Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-Adviser have influenced proxy votes.  Any employee of the Sub-Adviser who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Sub-Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Portfolio’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Portfolio’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Portfolio holds shares of another investment company for which the Sub-Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Portfolio’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Sub-Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

SEIX INVESTMENT ADVISORS LLC

Proxy Voting Policies

The general policy of Seix Investment Advisors LLC (“Seix”) with respect to proxy voting is to cast proxy votes in favor of proposals that Seix anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that Seix believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether Seix supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Seix will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  Seix will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Seix will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  Seix will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Seix will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, Seix will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  Seix will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  Seix will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, Seix may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if Seix decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Seix typically votes against such measures in other contexts.

Seix generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  Seix believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Seix will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), Seix will not vote proxies for such shares.

Proxy Voting Procedures

Seix has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Seix by the Board of Trustees in accordance with the proxy voting policies.  Seix has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Seix’s general policy.  GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions.  However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

Seix has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Portfolio (and its shareholders) and those of Seix.  This may occur where a significant business relationship exists between the Seix (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

Seix has implemented the following procedures in order to avoid concerns that the conflicting interests of Seix have influenced proxy votes.  Any employee of Seix who is contacted by an Interested Company regarding proxies to be voted by Seix must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how Seix will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Seix with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Board of Trustees information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Seix voted as it did. Alternatively, the Proxy Committee may seek direction from the Board of Trustees on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Portfolio holds shares of another investment company for which Seix (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Portfolio’s proxies in the same proportion as the votes cast by shareholders who are not clients of Seix at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board of Trustees.

GML CAPITAL LLP

Proxy Voting Policies

GML, as a matter of policy and as a fiduciary acting on behalf of funds and managed accounts in respect of which from time to time GML acts as discretionary investment manager (the “portfolios”), has responsibility for voting proxies for securities held in the portfolios, and considering and accepting or rejecting proposed waivers, amendments and other changes to the terms of investments held by the portfolios, consistent with the best economic interests of the investors in the portfolios. Due to the nature of such investments (which are overwhelmingly fixed income and credit investments), it is unlikely that GML will ever be required to vote “typical proxies” on behalf of portfolios i.e., where voting rights accorded to an equity holder are required to be exercised by vote.

However, GML does frequently participate, as discretionary investment manager to portfolios which are holders of bilateral, club and syndicated loans, in evaluating, and then agreeing or rejecting, in organized voting by participants in loan facilities, proposals for waivers, amendments and other changes to the terms of credit facilities. These proposed changes can range from proposals for simple, technical and non-material amendments, to potentially significant and fundamental amendments, including the restructuring/renegotiating of transaction terms with the borrower (issuer) and mandated lead arranger (“MLA”) for the relevant loan. Typically this process involves GML in its capacity as discretionary investment manager, agreeing or disagreeing with a request from a borrower (typically made via the loan’s Facility Agent/Security Agent) and then, if agreed, arranging for the portfolio or its Custodian to enter into written amendments, supplements or modifications to the investment’s credit documents for the purpose of adding or deleting any provisions of  the credit documents or changing in any manner the rights and/or obligations of all or any of the Borrower, Guarantor, Security Provider or Obligor.

Where GML acts as a non-discretionary investment adviser to a portfolio, GML typically evaluates in detail the circumstances which require a vote of shareholders or lenders; however, the voting decision is approved by a third party with requisite authority (for example, the lead manager of a portfolio in respect of which GML acts as sub-adviser, or the directors of a relevant fund/portfolio).

Each proposed waiver, amendment or change, and particularly each proposed restructuring/renegotiation is analyzed on its own merits and GML as discretionary investment manager votes (or – as non-discretionary investment manager – recommends a voting course of action to a third party) with the sole intention to maximize portfolio value in accordance with the objectives of the particular investment mandate concerned.

Proxy Voting Procedures
Each portfolio in respect of which this policy relates is managed or advised by a Portfolio Team which is led by a Lead Portfolio Manager (“LPM”). The ongoing monitoring and management of a particular portfolio investment is the responsibility of a particular investment manager within the Portfolio Team (a “PM”).

Responsibility for proxy voting or voting on waivers, amendments and other changes on a case-by-case basis rests with the PM responsible for the investment to which the vote relates. The PM considers the issues to which the vote relates on the merits based on the PM’s evaluation of, inter alia, prevailing economic conditions to which the issuer/obligor is subject and the technical characteristics of the proposal which is the subject of the vote, and will seek to vote (or – for non-discretionary mandates – to recommend a voting course of action) such that the portfolio or portfolios are afforded the greatest benefit.

The PM is responsible for maintaining appropriate voting records, including requests for voting, the rationale underpinning the voting decision, written documentation detailing any internal discussions that have taken place and the communication of the voting decision. In the case of portfolios with a trade finance strategy, such communications are provided to the MLA/Facility Agent via the portfolio’s Custodian (or to a portfolio’s lead manager, where GML acts as non-discretionary investment adviser to the portfolio). On occasion, these communications are provided directly by GML to the MLA/Facility Agent.

Oversight over voting decisions is provided prima facie by the LPM of the portfolio(s). The LPM’s principal role in this regard is to ensure consistency of approach, i.e., ensuring case-by-case decisions are made to the holistic benefit of the portfolio(s).

Conflicts of Interest

GML has adopted procedures to address situations where a matter on which a vote is required may present a potential conflict between the interests of the portfolio (and their underlying investors, as applicable) and those of GML, or between different portfolios (and their underlying investors, as applicable). This may occur in one or both of the following two scenarios:

•	There is a significant business relationship between GML (or its affiliates) and a company involved with a vote; and/or

•
Portfolios managed by GML participate in both a loan/bond and another security (typically a bond/loan but could also be an equity security) issued by the same or an associated issuer/obligor (an “associated security”) and a vote that acts to the advantage of the loan/bond may be detrimental to the interests of a holder of an associated security (and vice versa).

GML has implemented the following procedures in order to mitigate conflicts of interest risks:

1.
Should the PM or the LPM have a business relationship with the company involved with that vote (an “Interested Company”), that falls outside of his capacity as investment adviser or manager to the portfolio(s), that business relationship must be declared to the Compliance Officer and Risk Officer of GML.  Decisions concerning votes must be discussed in advance with the Compliance Officer and the Risk Officer. Where either the Compliance Officer or the Risk Officer disagrees with the intended course of action, the ‘dissent procedures’ (detailed below) shall apply. In any event, full details of the conflict, and measures taken to mitigate or resolve it, shall be detailed in the Conflicts of Interest Log (which is maintained by the Compliance Officer).

2.
Under no circumstances will the PM, LPM or any other GML staff member, make a commitment to an Interested Company regarding any voting or indicate to an Interested Company how such matters are likely to be voted, in advance of the actual vote.

3.
Where a waiver, amendment or modification of a loan is proposed (that is the subject of a vote) and that loan is held in one or more portfolio(s) managed by a GML investment team (“Investment Team A”) and an associated security is held in one or more different portfolios managed by a different GML investment team (“Investment Team B”), Investment Team A is prohibited from discussing the vote with Investment Team B (and vice versa). Restrictions on information flows between the investment teams are governed by GML’s general conflicts of interest policies and procedures.

4.
Where a waiver, amendment or modification of a loan is proposed (that is the subject of a vote) and an associated security is held in one or more portfolio(s) managed by the same GML investment team, voting intentions for each portfolio must be discussed in advance with the Compliance Officer and the Risk Officer. Where either the Compliance Officer or the Risk Officer disagrees with the intended course of action, the ‘dissent procedures’ (detailed below) shall apply. In any event, full details of the conflict, and measures taken to mitigate or resolve it, shall be detailed in the Conflicts of Interest Log (which is maintained by the Compliance Officer).

5.
Where a conflict of interest arises, as detailed in 1-4 above, and GML is recommending a voting course of action to a third party, the conflict must be disclosed to the third party at the time of making the recommendation.

Dissent Procedures

Where the Risk Officer and/or the Compliance Officer disagrees with a proposed voting decision (in the scenarios detailed above), the matter is referred to a committee comprising the Chief Investment Officer, Risk Officer, LPM concerned and Compliance Officer, who determine the most appropriate course of action (as agreed by majority vote, with the Chief Investment Officer holding the casting vote).

SKBA PROXY POLICY

If assigned proxy voting responsibility on behalf of our clients, SKBA Capital Management will vote proxies as indicated below:

Regular (R) - On Regular proxies, in which shareholders are asked to vote only on management’s nominations for the Board of Directors and its selection of auditor, SKBA Capital Management will usually vote in favor of management’s recommendations.

Specials (S) - On Special proxies, which require shareholder votes on issues other than the election of the Board of Directors and selection of auditor, SKBA Capital

Management will vote to retain shareholder rights as indicated below:

The firm will always vote against the following management proposals that:

1.	create more than one class of directors.

2.	create staggered terms for Board members or non-annual election of directors.

3.	eliminate cumulative voting.

4.	require a super majority approval of the acquisition of the company by another.

5.	eliminate preemptive rights.

The firm will usually vote against the following management proposals that:

6.	require a “Fair Price” in the acquisition of the company.

7.	make the acquisition of the company more difficult.

8.
change the state of incorporation (e.g.  from California to Delaware), if it is the stated intention of this proposal to implement changes in voting requirements, in the classification of directors, and/or other provisions which, by stated policies, are not considered to be in the best long-range interest of shareholders and which typically have not been voted in favor of management.

9.	obtain shareholder authorization for the repurchase of shares from one or more major shareholders.

10.	increase the number of authorized shares as it is the company’s intention to utilize these shares to reduce the likelihood of a future takeover.

11.	create, or in effect create, a class of stock with superior voting power which over time may concentrate the voting power within a smaller group of shareholders.

12.
amend the current employee stock option plan to increase the number of shares available to be awarded as the plan will award only one or two members of top management or will/could represent a potential increase in outstanding common shares of more than 3%.  By policy, an increase in options available for grant of an amount greater than 3% of the outstanding common stock is deemed to be excessive unless the change includes the phase-out of a prior plan or is needed to incent a new management team.

The firm will usually vote against shareholder proposals that are non-business related as such items typically do not directly benefit shareholder and are usually best left to management’s discretion.

The firm will usually vote in favor of the following shareholder or management proposals that:

13.	reinstate cumulative voting.

14.	return to the annual election of directors or eliminate staggered terms of directors.

15.	reinstate preemptive shareholder rights.

16.	repeal provisions requiring a super majority vote by shareholders to approve the election of directors and/or corporate resolutions

17.	repeal “poison pill” provisions or give shareholders the right to approve or repeal such provisions.

18.	adopt the use of indexed stock options.

19.	require that the board of directors consist entirely of non-employee directors, with the exception of the CEO.

20.	support the separation of the jobs of Chairman and CEO, with the establishment of a non-executive Chairman of the Board.

21.	require that the Audit Committee and/or Compensation Committee members consist entirely of non-employee directors.

22.
prohibit the company from establishing contracts with and paying fees for management consulting and/or other advisory services with the accounting firm conducting its audit and/or tax return functions.

23.	require the company to expense stock options.

24.
establish the guideline that a company’s CEO directly own at least five times his or her base salary in common stock of the company, excluding stock granted but unexercised under company stock option plans.

25.	disclose the process and formulas upon which short- and long-term incentive compensation is determined for corporate officers.

Shares on Loan
In the process of reviewing proxy statements for voting, SKBA will consider calling stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call the stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

Proxy Reports
We utilize Proxy Edge for all our client portfolios ensuring complete and accurate voting records.

In compliance with Rule 206(4)-6 of the Investment advisers Act of 1940 with regard to potential conflicts of interests in proxy voting, we outline below a brief summary of our Proxy Voting Policy.

Our overriding concern in voting proxies is to protect and enhance our clients’ financial well being.  The financial impact on our clients will supersede any relationship SKBA may have with any corporation soliciting a proxy.  If it can be determined that a proposal negatively impacts the client’s financial position, we will vote against it.  We are concerned with shareholder rights and will vote against most attempts by boards of directors to entrench or expand their positions at the expense of shareholders.  We will vote with shareholders on proposals to protect those rights including management proposals that would make the acquisition of the company more difficult or the creation of a new class of securities with superior voting powers.

SKBA Capital Management, LLC (SKBA) believes that we are unlikely to be in a situation that results in a material conflict of interest between our clients’ interests and the interest of our firm. However, if a situation should arise where a material conflict of interest (or an appearance of a conflict of interest) is determined to exist, SKBA will make an effort to seek out the opinion of a qualified independent third party regarding this issue. If this situation should occur, it will be thoroughly documented.

March 2011

WADDELL & REED PROXY VOTING POLICY

For each Fund that has delegated all proxy voting responsibilities to Waddell & Reed, Waddell & Reed has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and Waddell & Reed’s corresponding positions.

Board of Directors Issues:

Waddell & Reed generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

Waddell & Reed generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

Waddell & Reed generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WADDELL & REED will support such protection so long as it does not exceed reasonable standards.

Waddell & Reed generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

Waddell & Reed generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

Waddell & Reed generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

Waddell & Reed generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

Waddell & Reed generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

Waddell & Reed generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

Waddell & Reed will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

Waddell & Reed will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between Waddell & Reed and its Clients:

Waddell & Reed will use the following three-step process to address conflicts of interest: (1) Waddell & Reed will attempt to identify any potential conflicts of interest; (2) Waddell & Reed will then determine if the conflict as identified is material; and (3) Waddell & Reed will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: Waddell & Reed will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter.  Waddell & Reed will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•
Business Relationships – Waddell & Reed will review any situation for a material conflict where Waddell & Reed provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that Waddell & Reed (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage Waddell & Reed to vote in favor of management.

•
Personal Relationships – Waddell & Reed will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•
Familial Relationships – Waddell & Reed will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

Waddell & Reed will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: Waddell & Reed will review each relationship identified as having a potential conflict based on the individual facts and circumstances.  For purposes of this review, Waddell & Reed will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: Waddell & Reed will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•
Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, Waddell & Reed will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•
Client directed – If the Material Conflict arises from Waddell & Reed’s management of a third party account and the client provides voting instructions on a particular vote, Waddell & Reed will vote according to the directions provided by the client.

•
Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, Waddell & Reed may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter.  If the issue involves a material conflict and Waddell & Reed chooses to use a predetermined voting policy, Waddell & Reed will not be permitted to vary from the established voting policies established herein.

•
Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, Waddell & Reed may seek guidance from the Board on matters involving a conflict.  Under this method, Waddell & Reed will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies.  Waddell & Reed may use the Board guidance to vote proxies for its non-mutual fund clients.

APPENDIX B

Ratings of investment securities

Description ratings for Standard & Poor’s Ratings Services (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch Ratings (“Fitch”).

STANDARD & POOR’S RATING SERVICES

LONG-TERM CREDIT RATINGS

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A
Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB
Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB
Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B
Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC
Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C
The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

SHORT-TERM CREDIT RATINGS

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

A-1
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2
Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY’S INVESTORS SERVICE, INC.

LONG-TERM OBLIGATION RATINGS

Aaa
Obligations which are rated Aaa are judged to be of highest quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba
Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B
Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca
Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in or very near default or have other marked shortcomings with some prospect of recovery of principal and interest.

C
Obligations which are rated C are the lowest rated class of bonds, are typically in default, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below Caa. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

SHORT-TERM RATINGS

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1
Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2
Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term debt obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3
Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

LONG-TERM CORPORATE RATINGS

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA
Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

AA
Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A
Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Obligations rated BBB are considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

BB
Obligations rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Obligations rated C are in imminent default in payment of interest or principal.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category or to long-term categories below B.

SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

Although the credit analysis is similar to Fitch’s long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3
Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B
Speculative credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C
High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

D	Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

PART C

Item 28.	Exhibits

(a)			Articles of Incorporation:

	(1)		Agreement and Declaration of Trust of CNI Charter Funds (now City National Rochdale Funds) (the “Registrant”) dated October 25, 1996. (A)

		(i)	Amendment dated April 26, 1999, to the Registrant’s Agreement and Declaration of Trust dated October 25, 1996. (B)
		(ii)	Amendment dated December 4, 2012, to the Registrant’s Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999. (Y)

		(iii)	Amendment dated August 15, 2013, to the Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999. (Z)
	(2)		Registrant’s Certificate of Trust dated October 25, 1996 and amendments thereto dated February 11, 1998 and April 2, 1999. (W)

		(i)	Certificate of Amendment dated August 15, 2013 to the Certificate of Trust dated October 25, 1996, as amended. (Z)

(b)			By-Laws:

	(1)		Registrant’s By-Laws dated October 25, 1996. (A)

	(2)	(i)	Amendment dated April 26, 1999, to the Registrant’s By-Laws dated October 25, 1996. (B) Registrant’s Amended and Restated By-Laws as of February 26, 2009. (W)

		(i)	Amendment dated August 29, 2013 to the Amended and Restated By-Laws dated February 26, 2009. (Z)

(c)			Instruments Defining Rights of Security Holders: Not applicable.

(d)			Investment Advisory Contracts:

(1)
Investment Management Agreement dated April 1, 1999 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) with respect to the City National Rochdale Government Money Market Fund, City National Rochdale Prime Money Market Fund, City National Rochdale California Tax Exempt Money Market Fund, City National Rochdale Government Bond Fund, City National Rochdale Corporate Bond Fund, City National Rochdale California Tax Exempt Bond Fund, City National Rochdale High Yield Bond Fund, City National Rochdale Multi-Asset Fund, and City National Rochdale U.S. Core Equity Fund. (K)

(i)
Amended Appendices dated December 4, 2013 to the Investment Management Agreement dated April 1, 1999 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC). (BB)

(2)
Investment Management Agreement dated October 1, 2005 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) with respect to the City National Rochdale Limited Maturity Fixed Income Fund, City National Rochdale Full Maturity Fixed Income Fund, City National Rochdale Diversified Equity Fund and City National Rochdale Socially Responsible Equity Fund. (P)

(3)
Expense Limitation and Reimbursement Agreement dated December 30, 2013 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) relating to the City National Rochdale Limited Maturity Fixed Income Fund, City National Rochdale Diversified Equity Fund and City National Rochdale Socially Responsible Equity Fund – filed herewith.

(4)
Fee Waiver Agreement dated December 30, 2013 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) relating to the City National Rochdale Diversified Equity Fund – filed herewith.

(5)
Investment Sub-Advisory Agreement dated April 15, 2009 between City National Asset Management, Inc. (now City National Rochdale, LLC) and Guggenheim Investment Management, LLC with respect to the City National Rochdale High Yield Bond Fund. (O)

(6)
Investment Manager Agreement dated May 16, 2011 between City National Asset Management, Inc. (now City National Rochdale, LLC) and SKBA Capital Management, LLC with respect to the City National Rochdale Diversified Equity Fund. (R)

(7)
Investment Manager Agreement dated May 16, 2011 between City National Asset Management, Inc. (now City National Rochdale, LLC) and SKBA Capital Management, LLC with respect to the City National Rochdale Socially Responsible Equity Fund. (R)

(8)
Investment Management Agreement dated March 28, 2013 between the Registrant and Rochdale Investment Management LLC (now City National Rochdale, LLC) with respect to the City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund and City National Rochdale Emerging Markets Fund. (Y)

(9)
Investment Manager Agreement dated March 28, 2013 between Rochdale Investment Management LLC (now City National Rochdale, LLC) and Seix Investment Advisors LLC with respect to the City National Rochdale Fixed Income Opportunities Fund. (Y)

(10)
Investment Manager Agreement dated March 28, 2013 between Rochdale Investment Management LLC (now City National Rochdale, LLC) and Federated Investment Management Company with respect to the City National Rochdale Fixed Income Opportunities Fund. (Y)

(11)
Investment Manager Agreement dated March 28, 2013 between Rochdale Investment Management LLC (now City National Rochdale, LLC) and GML Capital LLP with respect to the City National Rochdale Fixed Income Opportunities Fund. (Y)

(12)	Investment Manager Agreement dated December 30, 2013 between City National Rochdale, LLC and Waddell & Reed Investment Management Company with respect to the City National Rochdale Municipal High Income Fund. (BB)

	(13)		Acknowledgement of Assignment and Assumption dated September 10, 2013 between the Registrant and City National Rochdale, LLC – filed herewith.

	(14)		Consent to Assignment and Assumption effective September 10, 2013, between the Registrant and City National Asset Management, Inc. – filed herewith.

	(15)		Amendment dated December 3, 2013 to the Investment Management Agreement dated April 1, 1999, as amended, between the Registrant and City National Rochdale LLC – filed herewith.

	(16)		Amendment dated December 3, 2013 to the Investment Management Agreement dated October 1, 2005, as amended, between the Registrant and City National Rochdale LLC – filed herewith.

	(17)		Amendment dated December 3, 2013 to the Investment Management Agreement dated March 28, 2013, between the Registrant and City National Rochdale LLC – filed herewith.

(e)			Underwriting Contracts:

	(1)		Distribution Agreement dated April 1, 1999 between the Registrant and SEI Investments Distribution Co. (Y)

		(i)	AML Amendment dated March 13/14, 2006, to Distribution Agreement dated April 1, 1999 between the Registrant and SEI Investments Distribution Co. (Y)

	(2)		Form of Sub-Distribution and Servicing Agreement. (E)

(f)			Bonus or Profit Sharing Contracts: Not applicable.

(g)			Custodian Agreements:

	(1)		Custody Agreement dated August 1, 2011 between the Registrant and U.S. Bank National Association. (Q)

(i) (ii)
First Amendment dated January 1, 2012, to the Custody Agreement dated August 1, 2011 between the Registrant and U.S. Bank National Association. (Y)

Second Amendment dated November 20, 2012, to the Custody Agreement dated August 1, 2011 between the Registrant and U.S. Bank National Association – filed herewith.

(iii)
Third Amendment dated November 19, 2013 to the Custody Agreement dated August 1, 2011 between the Registrant and U.S. Bank National Association, reflecting the addition of the City National Rochdale Municipal High Income Fund. (BB)

(h)			Other Material Contracts:

(1)		Amended and Restated Administration Agreement dated January 1, 2013 between the Registrant and SEI Investments Global Funds Services. (Y)

	(i)	Amendment No. 1 dated October 3, 2013 to the Amended and Restated Administration Agreement dated January 1, 2013 between the Registrant and SEI Investments Global Funds Services – filed herewith.

(ii)
Amendment No. 2 dated December 4, 2013 to the Amended and Restated Administration Agreement dated January 1, 2013, as amended, between the Registrant and SEI Investments Global Funds Services – filed herewith.

(2)		Transfer Agent Servicing Agreement dated January 1, 2013 between the Registrant and U.S. Bancorp Fund Services, LLC. (Y)

(3)
Amended and Restated Shareholder Services Agreement dated June 1, 2001 between the Registrant and City National Bank with respect to the City National Rochdale Government Money Market Fund, City National Rochdale Prime Money Market Fund, City National Rochdale California Tax Exempt Money Market Fund, City National Rochdale Government Bond Fund, City National Rochdale Corporate Bond Fund, City National Rochdale California Tax Exempt Bond Fund, City National Rochdale High Yield Bond Fund, City National Rochdale Multi-Asset Fund, City National Rochdale U.S. Core Equity Fund, City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (K)

	(i)	Amended Exhibit A dated December 4, 2013 to the Amended and Restated Shareholder Services Agreement dated June 1, 2001 between the Registrant and City National Bank. (BB)

(4)		Form of Shareholder Service Provider Agreement between City National Bank and RIM Securities, LLC. (U)

(5)
Form of Shareholder Services Agreement dated January 1, 2011 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) with respect to the City National Rochdale Limited Maturity Fixed Income Fund, City National Rochdale Full Maturity Fixed Income Fund, City National Rochdale Diversified Equity Fund, and City National Rochdale Socially Responsible Equity Fund. (P)

(i)
Shareholder Services Fee Limitation Agreement dated January 28, 2014 between the Registrant and City National Rochdale, LLC, relating to the City National Rochdale Limited Maturity Fixed Income Fund, City National Rochdale Diversified Equity Fund and City National Rochdale Socially Responsible Equity Fund – filed herewith.

(6)		Subsidiary Advisory Agreement dated March 28, 2013 between Rochdale Emerging Markets (Mauritius) and Rochdale Investment Management LLC - filed herewith.

(7)		Form of Investment Management Agreement between City National Rochdale Fixed Income Opportunities (Ireland) Limited and City National Rochdale, LLC – filed herewith.

(8)		Form of Servicing Agreement dated between City National Rochdale Alternative Total Return Fund LLC and Financial Life Services, LLC – filed herewith.

	(9)	Form of Joinder to Servicing Agreement between City National Rochdale Alternative Total Return Fund LLC, Financial Life Services, LLC, City National Rochdale Fixed Income Opportunities (Ireland) Limited, and the Registrant – filed herewith.

(i)		Legal Opinion:

	(1)	Legal Counsel’s Consent. (M)

	(2)	Legal Counsel’s Opinion. (E)

	(3)	Legal Counsel’s Opinion. (C)

	(4)	Legal Counsel’s Opinion. (D)

	(5)	Legal Counsel’s Opinion. (I)

	(6)	Legal Counsel’s Opinion. (L)

	(7)	Legal Counsel’s Opinion. (N)

	(8)	Legal Counsel’s Opinion. (R)

	(9)	Legal Counsel’s Opinion. (V)
(10)

Legal Counsel’s Opinion relating to the City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (X)

	(11)	Legal Counsel’s Opinion relating to Institutional Class shares of the City National Rochdale Intermediate Fixed Income Fund. (AA)

	(12)	Legal Counsel’s Opinion relating to the City National Rochdale Municipal High Income Fund. (BB)

(j)		Other Opinions:

	(1)	Consent of KPMG LLP, independent registered public accounting firm. (S)

	(2)	Consent of Ernst & Young, LLP, independent registered public accounting firm. (J)

	(3) (4)	Consent of KPMG LLP, independent registered public accounting firm. (V) Consent of KPMG LLP, independent registered public accounting firm. (W)
(5)

Consent of Tait, Weller & Baker LLP, independent registered public accounting firm relating to the City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (X)

(6)
Consent of Tait, Weller & Baker LLP, independent registered public accounting firm relating to the City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (Y)

(7) (8) (9)
Consent of Independent Registered Public Accounting Firm relating to the City National Rochdale Intermediate Fixed Income Fund. (AA)

Consent of Independent Registered Public Accounting Firm relating to the City National Rochdale Intermediate Fixed Income Fund. (BB)

Consent of KPMG LLP, independent registered public accounting firm – filed herewith.

(k)			Omitted Financial Statements: Not applicable.

(l)			Initial Capital Agreements:

	(1)		Initial Capital Agreement. (A)

(m)			Rule 12b-1 Plan:

	(1)		Rule 12b-1 Distribution Plan dated January 28, 2013. (W)

		(i)	Revised Schedule A and Schedule B to the Rule 12b-1 Distribution Plan dated January 28, 2013. (BB)

(n)			Rule 18f-3 Plan:

	(1)		Amended and Restated Multiple Class Plan dated February 19, 2013. (Y)

		(i)	Revised Appendix A dated December 4, 2013 to the Amended and Restated Multiple Class Plan dated February 19, 2013. (BB)
(o)			Reserved.

(p)			Codes of Ethics:

	(1)		CNI Charter Funds (now City National Rochdale Funds). (T)

	(2)		SEI Investments Distribution Co. (F)

	(3)		Guggenheim Partners Investment Management, LLC. (T)

	(4)		SEI Investments Global Funds Services. (G)

	(5)		SKBA Capital Management, LLC. (W)

	(6)		City National Rochdale, LLC –filed herewith.

	(7)	Seix Investment Advisors LLC. (U)
	(9)	Federated Investment Management Company. (U)
	(9)	GML Capital LLP. (U)

	(10)	Waddell & Reed Investment Management Company. (BB)

(q)		Powers of Attorney:

	(1)	Power of Attorney. (Y)

(A)	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-1A (333-16093) on November 14, 1996 and incorporated herein by reference.

(B)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 8 (333-16093) on May 3, 1999 and incorporated herein by reference.

(C)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.

(D)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 19 (333-16093) on October 1, 2001 and incorporated herein by reference.

(E)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 13 (333-16093) on February 28, 2000 and incorporated herein by reference.

(F)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 22 (333-16093) on January 28, 2004 and incorporated herein by reference.

(G)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 24 (333-16093) on January 28, 2005 and incorporated herein by reference.

(H)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 25 (333-16093) on May 13, 2005 and incorporated herein by reference.

(I)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 28 (333-16093) on October 12, 2005 and incorporated herein by reference.

(J)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 31 (333-16093) on January 29, 2007 and incorporated herein by reference.

(K)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 32 (333-16093) on June 27, 2007 and incorporated herein by reference.

(L)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 33 (333-16093) on September 21, 2007 and incorporated herein by reference.

(M)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 34 (333-16093) on January 28, 2008 and incorporated herein by reference.

(N)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 37 (333-16093) on June 17, 2008 and incorporated herein by reference.

(O)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 39 (333-16093) on November 18, 2009 and incorporated herein by reference.

(P)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 41 (333-16093) on January 28, 2011, and incorporated herein by reference.

(Q)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 44 (333-16093) on September 14, 2011, and incorporated herein by reference.

(R)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 48 (333-16093) on December 16, 2011, and incorporated herein by reference.

(S)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 50 (333-16093) on January 27, 2012, and incorporated herein by reference.

(T)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 52 (333-16093) on September 12, 2012, and incorporated herein by reference.

(U)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 54 (333-16093) on November 21, 2012, and incorporated herein by reference.

(V)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 55 (333-16093) on November 28, 2012, and incorporated herein by reference.

(W)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 57 (333-16093) on January 28, 2013, and incorporated herein by reference.

(X)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 60 (333-16093) on February 20, 2013, and incorporated herein by reference.

(Y)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 62 (333-16093) on April 30, 2013, and incorporated herein by reference.

(Z)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 65 (333-16093) on October 4, 2013, and incorporated herein by reference.

(AA)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 66 (333-16093) on November 8, 2013, and incorporated herein by reference.

(BB)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 70 (333-16093) on December 30, 2013, and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

None.

As of the date of this Registration Statement, the Registrant owned 100% of Rochdale Emerging Markets (Mauritius), a collective investment vehicle registered with and regulated by the Mauritius Financial Services Commission.  As of the date of this Registration Statement, the Registrant also owned 100% of the City National Rochdale Fixed Income Opportunities (Ireland) Limited, a subsidiary organized under the laws of Ireland.

Item 30.	Indemnification.

Please see Article VI of the Registrant’s By-Laws, previously filed as an Exhibit.  Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Notwithstanding the provisions contained in the Registrant’s By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Item 31.	Business and Other Connections of Investment Advisers.

CITY NATIONAL ROCHDALE, LLC

City National Rochdale, LLC (“CNR”), a wholly-owned subsidiary of City National Bank (“CNB”) and an indirect wholly owned subsidiary of City National Corporation (“CNC”), serves as investment adviser to each series of the Registrant.  In addition to serving as the investment adviser to each series of the Registrant, CNR also provides other institutional advisory services and provides investment consulting services to institutions.

Except as set forth below, to the knowledge of Registrant none of the directors or officers of CNR is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates.  The principal business address of each person listed in the table below is either 400 North Roxbury Drive, Beverly Hills, California  90210 or 570 Lexington Avenue, New York, New York 10022, as noted below.

Name and Position with CNR	Other Positions and Directorships
Bruce Simon* Chief Investment Officer	Chief Investment Officer, City National Rochdale, LLC (2013 - Present); and Chairman, President, Chief Investment Officer and Director, City National Asset Management, Inc. (2011-2013).
Richard S. Gershen* Director	Executive Vice President, City National Bank (2009-Present); and Director, City National Asset Management, Inc. (2010-September 2013).
William Freeman* Director
Senior Vice President, City National Bank (1996-Present); Director, Convergent Capital Management LLC (2005-Present), City National Securities Inc. (2010-Present), Convergent Wealth Advisors LLC (2007-Present), Lee Munder Capital Group LLC (2009-Present), and Reed Conner & Birdwell (2007-2011).

Garrett D’Alessandro** President, Chief Executive Officer & Co-Chief Investment Officer	President, Chief Executive Officer (1998 - Present); & Co-Chief Investment Officer, RIM Securities, LLC (2008-Present); President, Chief Executive Officer & Co-Chief Investment Officer (2005 - Present); Symphonic Financial Advisors LLC (2008 - Present); President, Chief Executive Officer & Co-Chief Investment Officer (2005 - Present); Symphonic Securities LLC (2008 - Present).
William O’Donnell** Chief Financial Officer	Chief Financial Officer, RIM Securities, LLC (2011 - Present); Chief Financial Officer, Symphonic Financial Advisors LLC (2011 - Present); and Chief Financial Officer, Symphonic Securities LLC (2011 - Present).
F. Michael Gozzillo** Senior Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer, City National Rochdale Funds (2013 - Present); Chief Compliance Officer, Symphonic Financial Advisers (2013 - Present); Chief Compliance Officer, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale Alternative Total Return Fund and City National Rochdale International Trade Fixed Income Fund (2013-present); Director and Compliance Officer, TIAA-CREF (2008 - 2012); and Chief Compliance Officer, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

*	The principal business address for this individual is 400 North Roxbury Drive, Beverly Hills, California 90210.
**	The principal business address for this individual is 570 Lexington Avenue, New York, New York 10022.

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

Guggenheim Partners Investment Management, LLC (“Guggenheim”) acts as sub-adviser to the City National Rochdale High Yield Bond Fund series of the Registrant. Guggenheim is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to insurance companies, funds (registered and unregistered) and may include from time to time other clients such as individuals and family entities. Except as set forth below, to the knowledge of Registrant none of the directors or officers of Guggenheim is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The principal business address of Messrs. Boehly, Hagner and Sautel in the table below is 135 East 57th Street, 6th Floor, New York, New York 10022.  The principal business address of Mr. Minerd is 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401.

Name and Position with Guggenheim	Other Positions and Directorships
John Klein, President	Director, GI Holdco II LLC; Director, GI Holdco LLC; Director, Guggenheim Partners Investment Management Holdings, LLC; President, Guggenheim Partners Investment Management, LLC
William Hagner Chief Legal Officer
Director, E5 Global Media (UK); Director, Prometheus Global Media Holdings, LLC; Director, Prometheus Global Media, LLC; Director, Lionel Holdings, LLC; Director, Guggenheim Investment Advisors (Europe) Limited

B. Scott Minerd, Chief Investment Officer
Owner, Adventure Partners Fund, LLC; Board Member, Diamond Resorts Parent, LLC; Manager, Guggenheim Transparent Value, LLC; Board Member, Strategic Business Partners Among Nations; Director, Guggenheim Beta Plus Solution Fund SPC; Executive Director, Guggenheim Partners Opportunistic Investment Grade Securities Fund, LLC; Owner, Imperial Holdings; Owner, Security Insurance Holdings; Director, Guggenheim Life and Annuity Company; Director, EquiTrust Life Insurance Company; Director, Paragon Life Insurance Company of Indiana; Director, Paragon Life Insurance Company of Indiana

Stephen D. Sautel, Chief Operating Officer	Director, Guggenheim Global Investments PLC; Manager, meZocliq, LLC; Board Member, IF Technologies

SKBA CAPITAL MANAGEMENT, LLC

SKBA Capital Management, LLC (“SKBA”) is a majority employee owned firm.  Effective May 16, 2011, SKBA employee shareholders became majority owners of SKBA, and Convergent Capital Management LLC, a wholly-owned subsidiary of CNC which previously was a majority owner of SKBA, holds a minority ownership interest in SKBA.  SKBA is the sub-adviser for Registrant’s City National Rochdale Socially Responsible Equity Fund. The principal address of SKBA is 44 Montgomery Street, Suite 3500, San Francisco, California 94104.  SKBA is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant, none of the directors or officers of SKBA is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with SKBA.

Name and Position with SKBA	Other Positions and Directorships
Richard H. Adler Director
Director, Convergent Capital Management, LLC (2003-present) (previously, President and Chief Executive Officer (2003- April 2013), Clifford-Swan Investment Counsel LLC (2007-present), Lee Munder Capital Group LLC (2009-present), Mid-Continent Capital LLC (1997-present), and Convergent Wealth Advisors LLC (2007-April 2013).

SEIX INVESTMENT ADVISORS LLC

Seix Investment Advisors LLC (“Seix”) is a sub-adviser for a portion of Registrant’s City National Rochdale Fixed Income Opportunities Fund.  The principal address of Seix is 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey 07458.  Seix is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of Registrant none of the directors or officers of Seix is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Seix.

Name and Position with Seix	Other Company	Position with Other Company
James Keegan, CEO and CIO	RidgeWorth Capital Management, Inc.	Vice President (2008- present).

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company (“Federated”) is a sub-adviser for a portion of Registrant’s City National Rochdale Fixed Income Opportunities Fund.  The principal address of Federated is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.  Federated is an investment adviser registered under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of Federated Investors, Inc.  Except as set forth below, to the knowledge of Registrant none of the directors/trustees or officers of Federated is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Federated, Federated Investors, Inc. and its subsidiaries.

Name and Position with Federated Investment Management Company	Other Positions and Directorships
J. Christopher Donahue, Trustee and Chairman
Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

John B. Fisher, Trustee and President/CEO
President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Thomas R. Donahue, Trustee and Treasurer	Chief Financial Officer, Federated Investors, Inc.

Name and Position with Federated Investment Management Company	Other Positions and Directorships
Mark D. Olson, Trustee	Principal, Mark D. Olson & Company L.L.C.; partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494.
Deborah A. Cunningham, Exec. Vice President	Chief Investment Officer of money market products; Senior Portfolio Manager
Robert J. Ostrowski, Exec. Vice President	Chief Investment Officer of taxable fixed-income products; Senior Portfolio Manager
SENIOR VICE PRESIDENTS
Todd A. Abraham	Portfolio manager of various funds in the Federated Fund Complex
J. Scott Albrecht	Portfolio manager of various funds in the Federated Fund Complex
Randall S. Bauer	Portfolio manager of various funds in the Federated Fund Complex
Mark E. Durbiano	Portfolio manager of various funds in the Federated Fund Complex
Donald T. Ellenberger	Portfolio manager of various funds in the Federated Fund Complex
Eamon G. Folan	Portfolio manager of various funds in the Federated Fund Complex
Richard J. Gallo	Portfolio manager of various funds in the Federated Fund Complex
Susan R. Hill	Portfolio manager of various funds in the Federated Fund Complex
William R. Jamison	Portfolio manager of various funds in the Federated Fund Complex
Jeffrey A. Kozemchak	Portfolio manager of various funds in the Federated Fund Complex
George F. Magera, Assistant Secretary	Assistant General Counsel, Federated Investors, Inc.
Mary Jo Ochson	Portfolio manager of various funds in the Federated Fund Complex; Chief Investment Officer of tax-exempt, fixed-income products ; Chief Investment Officer of Tax-Free Money Markets
Liam O’Connell	Portfolio manager of various funds in the Federated Fund Complex
Jeffrey A. Petro	Portfolio manager of various funds in the Federated Fund Complex
Marian R. Marinak	Portfolio manager of various funds in the Federated Fund Complex
Christopher McGinley	Portfolio manager of various funds in the Federated Fund Complex
Ihab Salib	Portfolio manager of various funds in the Federated Fund Complex
Michael W. Sirianni, Jr.	Portfolio manager of various funds in the Federated Fund Complex
Christopher Smith	Portfolio manager of various funds in the Federated Fund Complex

Name and Position with Federated Investment Management Company	Other Positions and Directorships
Paige Wilhelm	Portfolio manager of various funds in the Federated Fund Complex
VICE PRESIDENTS
Jerome Conner	Portfolio manager of various funds in the Federated Fund Complex
Lee R. Cunningham, II	Portfolio manager of various funds in the Federated Fund Complex
B. Anthony Delserone, Jr.	Portfolio manager of various funds in the Federated Fund Complex
Bryan Dingle	Portfolio manager of various funds in the Federated Fund Complex
Nathan H. Kehm	Portfolio manager of various funds in the Federated Fund Complex
J. Andrew Kirschler	Portfolio manager of various funds in the Federated Fund Complex
Joseph M. Natoli	Portfolio manager of various funds in the Federated Fund Complex
Gene Neavin	Portfolio manager of various funds in the Federated Fund Complex
Brian Ruffner	Portfolio manager of various funds in the Federated Fund Complex
Stephen J. Wagner	Portfolio manager of various funds in the Federated Fund Complex
Mark Weiss	Portfolio manager of various funds in the Federated Fund Complex
ASSISTANT VICE PRESIDENTS
Ann Kruczek	Senior Vice President, Head of Investment Administration and Operations
Brian P. Bouda, Chief Compliance Officer
Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries.

GML CAPITAL LLP

GML Capital LLP (“GML”) is a sub-adviser for a portion of Registrant’s City National Rochdale Fixed Income Opportunities Fund.  The principal address of GML is The Met Building, 22 Percy Street, London WIT 2BU, United Kingdom.  GML is authorized and regulated by the Financial Conduct Authority and is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the partners or officers of GML is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with GML.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

Waddell & Reed Investment Management Company (“Waddell & Reed”) is a sub-adviser for the Registrant’s City National Rochdale Municipal High Income Fund.  The principal address of Waddell & Reed is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.  Waddell & Reed is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of the Registrant, none of the directors or officers of Waddell & Reed is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Waddell & Reed or its predecessor.

Name and Position with Waddell & Reed	Other Positions and Directorships
Michael L. Avery Executive Vice President and Director
President, Waddell & Reed Financial, Inc. (2010 - Present) (formerly, Chief Investment Officer, 2005-2011); Executive Vice President, Ivy Investment Management Company (2007 - Present); Portfolio Manager for investment companies managed by Wadell & Reed and Ivy Investment Management Company (1994 -Present); and Director, Ivy Investment Management Company.

Henry J. Herrmann CEO, Chairman and Director
Chairman, Waddell & Reed Financial, Inc. (January 2010 - Present); CEO Waddell & Reed Financial, Inc. (2005 - Present); President, CEO and Chairman, Ivy Investment Management Company (2002 - Present); President and Trustee, Waddell & Reed Advisors Funds; Director, Waddell & Reed Financial, Inc., Ivy Investment Management Company, Waddell & Reed Services Company d/b/a WI Service Company, and Waddell & Reed, Inc. ; Trustee of Ivy Funds (32 portfolios overseen); Director of Blue Cross Blue Shield of Kansas City; and Director of United Way of Greater Kansas City.

Mara D. Herrington Vice President
Vice President, Ivy Investment Management Company (2006 - Present); Vice President and Secretary, Advisors Fund Complex (which is comprised of the Waddell & Reed Advisors Funds (20 portfolios), Ivy Funds Variable Insurance Portfolios (26 portfolios), InvestEd Portfolios (3 portfolios) and Ivy Funds (32 portfolios)).

Daniel C. Schulte Senior Vice President and General Counsel
Senior Vice President and General Counsel, Waddell & Reed Financial, Inc., Waddell & Reed, Inc. and Waddell & Reed Services Company d/b/a WI Service Company (2000 - Present); Senior Vice President and General Counsel, Ivy Investment Management Company (2002 - Present); Vice President, General Counsel and Assistant Secretary, Advisors Fund Complex (which is comprised of the Waddell & Reed Advisors Funds (20 portfolios), Ivy Funds Variable Insurance Portfolios (26 portfolios), InvestEd Portfolios (3 portfolios) and Ivy Funds (32 portfolios)).

Item 32.  Principal Underwriter.

(a)
Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982

SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013
KP Funds	September 19, 2013

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)
Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B.  Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	--
Edward D. Loughlin	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	President & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--

John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
Lori L. White	Vice President & Assistant Secretary	--
John P. Coary	Vice President & Assistant Secretary	--
John J. Cronin	Vice President	--
Robert M. Silvestri	Vice President	--

Item 33.	Location of Accounts and Records.

The accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) will be kept by the Registrant’s Administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule 31a–1(b)).  Such records will be kept by the Registrant at City National Rochdale, LLC, 400 North Roxbury Drive, Beverly Hills, California 90210 and 570 Lexington Avenue, New York, New York 10022 except for those records relating to portfolio transactions of certain series of the Registrant as shown below:

Series of Registrant	Sub-Adviser and Address
City National Rochdale High Yield Bond Fund	Guggenheim Partners Investment Management, LLC. 135 East 57th Street, 6th Floor New York, New York 10022
City National Rochdale Socially Responsible Equity Fund	SKBA Capital Management, LLC 44 Montgomery Street, Suite 3500 San Francisco, California 94104
City National Rochdale Fixed Income Opportunities Fund
Seix Investment Advisors LLC
10 Mountainview Road, Suite C-200
Upper Saddle River, New Jersey 07458

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222

GML Capital LLP
The Met Building
22 Percy Street
London W1T 2BU
United Kingdom

City National Rochdale Municipal High Income Fund	Waddell & Reed Investment Management Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217

Item 34.	Management Services.

There are no management-related service contracts not discussed in Parts A and B.

Item 35.	Undertakings.

1.
Rochdale Emerging Markets (Mauritius) (the “Mauritius Subsidiary”) undertakes that the assets of the Mauritius Subsidiary will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder.

2.
The Mauritius Subsidiary undertakes that it will maintain duplicate copies of its books and records at an office located within the United States, and the Securities & Exchange Commission (the “SEC”) and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder.

3.	The Mauritius Subsidiary undertakes that it will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.

4.	The Mauritius Subsidiary undertakes that it will consent to the jurisdiction of the United States courts and the SEC over it.

5.	City National Rochdale Fixed Income Opportunities (Ireland) Limited (the “Subsidiary”) undertakes that the assets of the Subsidiary will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act of 1940, as amended (the “1940” Act”), and the rules thereunder.

6.	The Subsidiary undertakes that it will maintain duplicate copies of its books and records at an office located within the United States, and the Securities & Exchange Commission (the “SEC”) and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder.

7.	The Subsidiary undertakes that it will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.

8.	The Subsidiary undertakes that it will consent to the jurisdiction of the United States courts and the SEC over it.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, City National Rochdale Funds, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on this 28th day of January, 2014.

CITY NATIONAL ROCHDALE FUNDS
By:	/s/ Garrett D’Alessandro
Garrett D’Alessandro
President, Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated on January 28, 2014.

Signature	Title	Date

/s/ Garrett D’Alessandro	President & Chief	January 28, 2014
Garrett D’Alessandro	Executive Officer

/s/ Eric Kleinschmidt	Controller & Chief	January 28, 2014
Eric Kleinschmidt	Operating Officer

/s/ Irwin G. Barnet*	Trustee	January 28, 2014
Irwin G. Barnet

/s/ Vernon C. Kozlen*	Trustee	January 28, 2014
Vernon C. Kozlen

/s/ William R. Sweet*	Trustee	January 28, 2014
William R. Sweet

/s/ James R. Wolford*	Trustee	January 28, 2014
James R. Wolford

/s/ Daniel A. Hanwacker*	Trustee	January 28, 2014
Daniel A. Hanwacker

/s/ Jay C. Nadel*	Trustee	January 28, 2014
Jay C. Nadel

/s/ Andrew S. Clare*	Trustee	January 28, 2014
Andrew S. Clare

/s/ Jon C. Hunt*	Trustee	January 28, 2014
Jon C. Hunt

* By:	/s/ Garrett D’Alessandro
Garrett D’Alessandro, Attorney-in-Fact, pursuant to Power of Attorney

This Registration Statement of City National Rochdale Funds, with respect only to information that specifically relates to Rochdale Emerging Markets (Mauritius), has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Rubina Anwer Toorawa	Director	January 28, 2014
Rubina Anwer Toorawa

/s/ Yashwant Kumar Beeharee	Director	January 28, 2014
Yashwant Kumar Beeharee

This registration statement, with respect only to information that specifically relates to City National Rochdale Fixed Income Opportunities (Ireland) Limited, has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Derek Delaney	Director	January 28, 2014
Derek Delaney

/s/ Jeremy O’Sullivan	Director	January 28, 2014
Jeremy O’Sullivan

EXHIBIT INDEX

Exhibit Number	Exhibit

(d)(3)
Expense Limitation and Reimbursement Agreement dated December 30, 2013 between the Registrant and City National Rochdale, LLC relating to the City National Rochdale Limited Maturity Fixed Income Fund, City National Rochdale Diversified Equity Fund and City National Rochdale Socially Responsible Equity Fund

(d)(4)	Fee Waiver Agreement dated December 30, 2013 between the Registrant and City National Rochdale, LLC relating to the City National Rochdale Diversified Equity Fund

(d)(13)	Acknowledgement of Assignment and Assumption dated September 10, 2013 between the Registrant and City National Rochdale, LLC

(d)(14)	Consent to Assignment and Assumption effective September 10, 2013, between the Registrant and City National Asset Management, Inc.

(d)(15)	Amendment dated December 3, 2013 to the Investment Management Agreement dated April 1, 1999, as amended, between the Registrant and City National Rochdale LLC

(d)(16)	Amendment dated December 3, 2013 to the Investment Management Agreement dated October 1, 2005, as amended, between the Registrant and City National Rochdale LLC

(d)(17)	Amendment dated December 3, 2013 to the Investment Management Agreement dated March 28, 2013, between the Registrant and City National Rochdale LLC

(g)(1)(ii)	Second Amendment dated November 20, 2012, to the Custody Agreement dated August 1, 2011 between the Registrant and U.S. Bank National Association

(h)(1)(i)	Amendment No. 1 dated October 3, 2013 to the Amended and Restated Administration Agreement dated January 1, 2013 between the Registrant and SEI Investments Global Funds Services

(h)(1)(ii)	Amendment No. 2 dated December 4, 2013 to the Amended and Restated Administration Agreement dated January 1, 2013, as amended, between the Registrant and SEI Investments Global Funds Services

(h)(5)(i)
Shareholder Services Fee Limitation Agreement dated January 28, 2014 between the Registrant and City National Rochdale, LLC, relating to the City National Rochdale Limited Maturity Fixed Income Fund, City National Rochdale Diversified Equity Fund and City National Rochdale Socially Responsible Equity Fund

(h)(6)	Subsidiary Advisory Agreement dated March 28, 2013 between Rochdale Emerging Markets (Mauritius) and Rochdale Investment Management LLC

(h)(7)	Form of Investment Management Agreement between City National Rochdale Fixed Income Opportunities (Ireland) Limited and City National Rochdale, LLC

(h)(8)	Form of Servicing Agreement between City National Rochdale Alternative Total Return Fund LLC and Financial Life Services, LLC

(h)(9)
Form of Joinder to Servicing Agreement between City National Rochdale Alternative Total Return Fund LLC, Financial Life Services, LLC, City National Rochdale Fixed Income Opportunities (Ireland) Limited, and the Registrant

(j)(9)	Consent of KPMG LLP, independent registered public accounting firm

(p)(6)	City National Rochdale, LLC Code of Ethics